As filed with the Securities and Exchange Commission   Registration Nos. 2-38512
on December 1, 1995                                                     811-2125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                                    FORM N-1A
                            REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                   / /

                         Pre-Effective Amendment No.                       / /


                        Post-Effective Amendment No.  30                   /X/


                                     and/or

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940               / /


                              Amendment No.  30                            /X/


                              FBL SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

     5400 University Avenue                          (515) 225-5586
 West Des Moines, Iowa  50266                 (Registrant's Telephone Number,
(Address of Principal Executive                   including Area Code)
     Offices) (Zip Code)

 Stephen M. Morain, Esquire                               Copy to:
   5400 University Avenue                        Charles F. Custer, Esquire
West Des Moines, Iowa  50266                 Vedder, Price, Kaufman & Kammholz
 (Name and Address of Agent                       222 North LaSalle Street
       for Service)                                  Chicago, IL  60601


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of shares under the Securities Act of 1933. The Rule 24f-2 Notice for the year ended July 31, 1995 was filed with the Securities and Exchange Commission on or about September 26, 1995.


It is proposed that this filing will become effective (check appropriate box)


     /X/  immediately upon filing pursuant to paragraph (b)
     / /  on (date) pursuant to paragraph (b)
     / /  60 days after filing pursuant to paragraph (a)(1)
     / /  on (date) pursuant to paragraph (a)(1)



     / /  75 days after filing pursuant to paragraph (a)(2)



     / /  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:


     / /

          This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                              FBL SERIES FUND, INC.

                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)



                N-1A
               ITEM No.                                CAPTION
--------------------------------------- ---------------------------------------
PART A  INFORMATION REQUIRED IN PROSPECTUS

1.   Cover Page                              Cover Page

2.   Synopsis  Summary;                      Summary of Expenses

3.   Condensed Financial Information         Condensed Financial Information;
                                                Performance Information

4.   General Description of Registrant       Organization of the Fund;
                                                Investment Objectives and
                                                Policies of the Portfolios;
                                                Description of Certain
                                                Investment Techniques; Principal
                                                Risk Factors


5.   Management of the Fund                  Management of the Fund; General
                                                Information


5A.  Management's Discussion of Fund         Not Applicable
    Performance

6.   Capital Stock and Other Securities      General Information; Organization
                                                of the Fund; Dividends and Taxes


7.   Purchase of Securities Being Offered    How to Buy Shares


8.   Redemption or Repurchase                How to Redeem Shares

9.   Pending Legal Proceedings               Not Applicable

PART B    INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION
10.  Cover Page                              Cover Page

11.  Table of Contents                       Table of Contents

12.  General Information and History         Organization of the Fund (Part A)

13.  Investment Objectives and Policies      Investment Objectives, Policies and
                                                Techniques; Investment
                                                Restrictions

                N-1A
               ITEM No.                                CAPTION
--------------------------------------- ---------------------------------------

14.  Management of the Fund                  Officers and Directors; Investment
                                                Adviser; Underwriting and
                                                Distribution Expenses

15.  Control Persons and Principal Holders   Other Information
          of Securities

16.  Investment Advisory and Other Services  Investment Adviser; Other
                                                Information; Underwriting and
                                                Distribution Expenses

17.  Brokerage Allocation and Other          Portfolio Transactions and
          Practices                             Brokerage Commissions

18.  Capital Stock and Other Securities      Shareholder Voting Rights

19.  Purchase, Redemption and Pricing of     Purchase and Redemptions;
          Securities Being Offered              Net Asset Value

20.  Tax Status                              Taxes

21.  Underwriters                            Underwriting and Distribution
                                                Expenses

22.  Calculation of Performance Data         Performance Information

23.  Financial Statements                    Financial Statements

                             FBL SERIES FUND, INC.


                       Prospectus dated December 1, 1995


  FBL Series Fund, Inc. (the "Fund") is an open-end, diversified series management investment company consisting of six Portfolios, each with its own investment objectives and policies. For most purposes, each Portfolio operates like a separate mutual fund issuing its own shares.

                         Growth Common Stock Portfolio
                           High Grade Bond Portfolio
                           High Yield Bond Portfolio
                               Managed Portfolio
                             Money Market Portfolio
                              Blue Chip Portfolio

  The Fund is designed for long-term investors, including those funding tax-qualified investment plans such as IRAs or other retirement plans. The Fund's investment adviser is FBL Investment Advisory Services, Inc.


  THE HIGH YIELD BOND PORTFOLIO INVESTS PRIMARILY IN LOWER-RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS," WHICH ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE ASSOCIATED WITH HIGHER-RATED SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO. SEE "INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS--HIGH YIELD BOND PORTFOLIO," P. 13-14; "PRINCIPAL RISK FACTORS--SPECIAL CONSIDERATIONS--HIGH YIELD BONDS," P. 16-19; "APPENDIX B--PORTFOLIO COMPOSITION FOR HIGH YIELD BONDS," P. B-1-B-2 AND "APPENDIX C--DESCRIPTION OF CORPORATE BOND RATINGS," P. C-1-C-2.


  AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


  This Prospectus contains information about the Fund that a prospective investor should know before investing. Please read it carefully and retain it for future reference. A Statement of Additional Information for the Fund, dated December 1, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from the Fund by writing or calling the Fund at the address or telephone numbers set forth on the following page.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


  NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THE PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, THE SECURITIES OF THE FUND IN ANY JURISDICTION IN WHICH SUCH SALE, OFFER TO SELL OR SOLICITATION MAY NOT BE LAWFULLY MADE.


   PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS


                                                                                                           PAGE NO.
Summary................................................................................................            1
Summary of Expenses....................................................................................            3
Condensed Financial Information........................................................................            5
Investment Objectives and Policies of the Portfolios...................................................           11
Principal Risk Factors.................................................................................           15
Description of Certain Investment Techniques...........................................................           19
How to Buy Shares......................................................................................           22
How to Redeem Shares...................................................................................           22
Other Shareholder Services.............................................................................           25
Net Asset Value Information............................................................................           26
Performance Information................................................................................           27
Management of the Fund.................................................................................           28
Portfolio Transactions.................................................................................           30
Dividends and Taxes....................................................................................           30
Organization of the Fund...............................................................................           32
General Information....................................................................................           32
Appendix A.............................................................................................          A-1
Appendix B.............................................................................................          B-1
Appendix C.............................................................................................          C-1


--------------------------------------------------------------------------------

R                                                                 YIELD AND PURCHASE INFORMATION
FARM BUREAU MUTUAL FUNDS                                          U.S. Toll Free (800) 247-4170
5400 University Avenue, West Des Moines, Iowa 50266               Iowa Toll Free (800) 422-3175
                                                                  Des Moines (515) 225-5586

--------------------------------------------------------------------------------
                                                                         SUMMARY
                                                                     -----------

    THE FUND. FBL Series Fund, Inc. (the "Fund") is an open-end, diversified series management investment company. The Fund is designed to provide an opportunity for investors to pool their money to achieve economies of scale and diversification and to permit investors whose portfolios may not be large enough to qualify for individual management services to take advantage of the professional investment expertise of FBL Investment Advisory Services, Inc. ("FBL" or the "Adviser"). The Fund currently issues shares in six investment series (a "Portfolio" or the "Portfolios"), and the Board of Directors of the Fund (the "Board of Directors") may establish additional Portfolios at any time.

    The Fund is designed for long-term investors, including those who wish to use shares of one or more Portfolios as a funding vehicle for tax-deferred retirement plans (including tax-qualified retirement plans and Individual Retirement Account (IRA) plans), and not for investors who intend to liquidate their investments after a short period of time. A contingent deferred sales charge (described below) is generally imposed on redemptions of shares within six years of the date of purchase.

    INVESTMENT OBJECTIVES. The Fund currently offers a choice of six investment Portfolios, having the following investment objectives:

        GROWTH COMMON STOCK PORTFOLIO. This Portfolio seeks long-term capital appreciation with current income as a secondary objective. The Portfolio pursues these objectives by investing primarily in common stocks that appear to the Fund's investment adviser to possess above-average potential for appreciation in market value.

        HIGH GRADE BOND PORTFOLIO. This Portfolio seeks as high a level of current income as is consistent with investment in a portfolio of debt securities deemed to be of high quality by the Fund's investment adviser. The Portfolio pursues this objective by investing primarily in debt securities rated AAA, AA or A by Standard & Poor's Corporation or Aaa, Aa or A by Moody's Investors Service, Inc. and in U.S. Government securities and government agency securities.

        HIGH YIELD BOND PORTFOLIO. This Portfolio seeks, as a primary objective, as high a level of current income as is consistent with investment in a portfolio of fixed-income securities rated in the lower categories of established rating services. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. and/or BBB or lower by Standard & Poor's Corporation, or unrated securities of comparable quality. AN INVESTMENT IN THIS PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL RISK.

        MANAGED PORTFOLIO. This Portfolio seeks the highest total investment return of income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities of the type in which the Growth Common Stock Portfolio may invest; (ii) high quality debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) high quality short-term money market instruments of the type in which the Money Market Portfolio may invest.

        MONEY MARKET PORTFOLIO. This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio pursues this objective by investing in high quality short-term money market instruments. In light of the distribution services fee (see "General Information--Distributor") and the contingent deferred sales charge (see "How to Redeem Shares"), the Money Market Portfolio should be viewed as part of a long-term investment in the Fund to be used in conjunction with the other Portfolios, rather than as a typical money market fund.

        BLUE CHIP PORTFOLIO. This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing primarily in common stocks of well-capitalized, established companies. Because this Portfolio may be invested heavily in particular stocks or industries, an investment in this Portfolio may entail relatively greater risk of loss.

    There can be no assurance that the objectives of any Portfolio will be realized. During periods when the investment adviser believes that the equity market is overvalued, or, when warranted by other prevailing market or economic conditions, the Growth Common Stock Portfolio may hold substantial amounts of non-equity investments. For further information regarding the investment practices of the various Portfolios, see "Investment Objectives and Policies of the Portfolios." For further information regarding the principal risk factors associated with investment in any of the Fund's Portfolios, see "Principal Risk Factors."

    PURCHASES AND REDEMPTIONS. Shares of the Portfolios are available through selected financial services firms such as broker/dealers, through registered representatives of FBL Marketing Services, Inc. or directly from the Fund. The minimum initial investment is $250, and subsequent investments may be in any amount. Shares of a Portfolio are redeemable at the net asset value per share of the Portfolio next determined after the Fund's receipt of a request in proper form. There may be a contingent deferred sales charge imposed upon the redemption of shares during the first six years after purchase, ranging from 5% the first year to 1% during the sixth year. There is no contingent deferred sales charge once shares have been held six years. Shares of a Portfolio may be exchanged for shares of another Portfolio for a $5.00 exchange fee without any contingent deferred sales charge. There is a distribution services fee of .50% of the average daily net assets of the Fund. See "How to Buy Shares" and "How to Redeem Shares."


    INVESTMENT ADVISER AND DISTRIBUTOR. FBL Investment Advisory Services, Inc. serves as the investment adviser for each of the Portfolios for an annual fee that is based on the average daily net assets of each Portfolio and varies among the Portfolios. The maximum annual fee rate is .25% of average daily net assets for the Blue Chip Portfolio, .40% of average daily net assets for the High Grade Bond and Money Market Portfolios, .50% of average daily net assets for the Growth Common Stock Portfolio, .55% of average daily net assets for the High Yield Bond Portfolio and .60% of average daily net assets for the Managed Portfolio. These fee rates are reduced when asset levels in a Portfolio exceed $200 million (except for the Blue Chip Portfolio). See "Management of the Fund--Investment Adviser." FBL also serves as distributor and principal underwriter for the Fund. FBL pays securities dealers a commission of up to 4% for sales of Portfolio shares and a service fee, payable monthly, at the annual rate of .15% on assets maintained and serviced in Fund accounts. FBL receives from the Fund the .50% annual distribution services fee and a .25% annual administrative services fee, and receives directly any contingent deferred sales charge paid on the redemption of shares. Firms to which commissions and service fees may be paid include FBL Marketing Services, Inc., which is affiliated with FBL. See "General Information--Distributor."

--------------------------------------------------------------------------------
                                                                      SUMMARY OF
                                                                        EXPENSES
                                                                 ---------------

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.........................................    None
    Maximum Sales Load Imposed on Reinvested Dividends..............................    None
    Deferred Sales Load (As a percentage of redemption proceeds):
        Year 1......................................................................     5%
        Year 2......................................................................     4%
        Year 3......................................................................     4%
        Year 4......................................................................     3%
        Year 5......................................................................     2%
        Year 6......................................................................     1%
        Year 7 and following........................................................     0%
    Redemption Fee..................................................................    None
    Exchange Fee....................................................................    $5.00

                                                                                        GROWTH         HIGH         HIGH
                                                                                        COMMON         GRADE        YIELD
                                                                                         STOCK         BOND         BOND
                                                                                     -------------  -----------  -----------
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF NET ASSETS)
    Management Fees................................................................        0.50%         0.40%        0.55%
    12b-1 Fees.....................................................................        0.50          0.50         0.50
    Other Expenses.................................................................        0.62          1.09         0.95
                                                                                         ---           ---          ---
        Total Fund Operating Expenses..............................................        1.62%         1.99%        2.00%
                                                                                         ---           ---          ---
                                                                                         ---           ---          ---


                                                                                                       MONEY        BLUE
                                                                                        MANAGED       MARKET        CHIP
                                                                                     -------------  -----------  -----------
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF NET ASSETS)
    Management Fees................................................................        0.60%         0.40%        0.25%
    12b-1 Fees.....................................................................        0.50          0.50         0.50
    Other Expenses.................................................................        0.84          1.10         1.03
                                                                                         ---           ---          ---
        Total Fund Operating Expenses..............................................        1.94%         2.00%        1.78%
                                                                                         ---           ---          ---
                                                                                         ---           ---          ---

EXAMPLE

    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


PORTFOLIO                                                                     1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Growth Common Stock.......................................................   $      66    $      91    $     108    $     192
High Grade Bond...........................................................   $      70    $     102    $     127    $     232
High Yield Bond...........................................................   $      70    $     103    $     128    $     233
Managed...................................................................   $      70    $     101    $     125    $     226
Money Market..............................................................   $      70    $     103    $     128    $     233
Blue Chip.................................................................   $      68    $      96    $     116    $     209


    You would pay the following expenses on the same investment, assuming no redemption.


PORTFOLIO                                                                     1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Growth Common Stock.......................................................   $      16    $      51    $      88    $     192
High Grade Bond...........................................................   $      20    $      62    $     107    $     232
High Yield Bond...........................................................   $      20    $      63    $     108    $     233
Managed...................................................................   $      20    $      61    $     105    $     226
Money Market..............................................................   $      20    $      63    $     108    $     233
Blue Chip.................................................................   $      18    $      56    $      96    $     209


    The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. The example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The example assumes a 5% annual rate of return pursuant to the requirements of the Securities and Exchange Commission and is not intended to be representative of past or future performance of the Portfolios.

--------------------------------------------------------------------------------
                                                                       CONDENSED
                                                                       FINANCIAL
                                                                     INFORMATION
                                                                 ---------------

    The condensed financial information set forth below has been derived from the financial statements and financial highlights of the Fund, which have been audited by independent auditors. This table should be read in conjunction with the financial statements and notes thereto included in the Annual Report to Shareholders, which financial statements and notes are incorporated herein by reference.

    Selected data for a share of capital stock outstanding throughout each year:

GROWTH COMMON STOCK PORTFOLIO


                                                             YEAR ENDED JULY 31,
                           ----------------------------------------------------------------------------------------
                            1995     1994     1993     1992     1991     1990     1989     1988     1987     1986
                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value,
  beginning of year......  $  13.07 $  15.13 $  12.48 $  11.64 $  11.02 $  11.01 $  10.48 $  15.91 $  15.56 $  15.10
  Income From Investment
   Operations
    Net investment
     income..............      0.43     0.60     0.51     0.48     0.58     0.58     0.57     0.32     0.30     0.35
    Net gains or losses
     on securities (both
     realized and
     unrealized).........      0.65    (0.49)     2.75     0.93     0.65     0.05     0.57    (1.56)     2.18     1.36
                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total from investment
   operations............      1.08     0.11     3.26     1.41     1.23     0.63     1.14    (1.24)     2.48     1.71
  Less Distributions
    Dividends (from net
     investment
     income).............     (0.39)    (0.60)    (0.48)    (0.57)    (0.61)    (0.62)    (0.61)    (0.96)    (0.40)    (0.40)
    Distributions (from
     capital gains)......     (0.72)    (1.57)    (0.13)                                     (3.23)    (1.73)    (0.85)
    Distributions in
     excess of net
     realized gains......
                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total distributions....     (1.11)    (2.17)    (0.61)    (0.57)    (0.61)    (0.62)    (0.61)    (4.19)    (2.13)    (1.25)
                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value, end of
  year...................  $  13.04 $  13.07 $  15.13 $  12.48 $  11.64 $  11.02 $  11.01 $  10.48 $  15.91 $  15.56
                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total Return:
  Total investment return
   based on net asset
   value (1).............      9.36%     0.34%    27.25%    12.51%    11.67%     5.90%    11.49%   (11.70%)    17.67%    12.57%
Ratios/Supplemental Data:
  Net assets, end of year
   ($000's omitted)......   70,947   64,315   51,732   39,418   36,193   35,285   37,435   48,060   57,279   42,932
  Ratio of net expenses
   to average net
   assets................     1.62%    1.60%    1.61%    1.69%    1.59%    1.62%    1.56%    1.39%    1.04%    0.99%
  Ratio of net income to
   average net assets....     3.43%    4.05%    3.80%    3.99%    5.19%    5.31%    5.34%    2.98%    2.02%    2.32%
  Portfolio turnover
   rate..................       85%      93%      92%      87%      59%     109%     172%     305%     262%      30%


---------

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.


(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Contingent deferred sales charge is not reflected in the calculation of total investment return.

HIGH GRADE BOND PORTFOLIO


                                                     YEAR ENDED JULY 31 (EXCEPT AS INDICATED),
                                     -------------------------------------------------------------------------
                                      1995     1994     1993     1992     1991     1990     1989     1988(1)
                                     -------  -------  -------  -------  -------  -------  -------  ----------
Net asset value, beginning of
 year..............................  $  10.13 $  10.69 $  10.68 $  10.15 $   9.95 $  10.11 $   9.85 $   10.00
  Income From Investment Operations
    Net investment income..........      0.63     0.64     0.70     0.73     0.78     0.75     0.74      0.45
    Net gains or losses on
     securities (both realized and
     unrealized)...................      0.16    (0.40)     0.13     0.62     0.20    (0.16)     0.26     (0.15)
                                     -------  -------  -------  -------  -------  -------  -------  ----------
  Total from investment
   operations......................      0.79     0.24     0.83     1.35     0.98     0.59     1.00      0.30
  Less Distributions
    Dividends (from net investment
     income).......................     (0.63)    (0.64)    (0.70)    (0.73)    (0.78)    (0.75)    (0.74)     (0.45)
    Distributions (from capital
     gains)........................              (0.16)    (0.12)    (0.09)
    Distributions in excess of net
     realized gains................     (0.03)
                                     -------  -------  -------  -------  -------  -------  -------  ----------
  Total distributions..............     (0.66)    (0.80)    (0.82)    (0.82)    (0.78)    (0.75)    (0.74)     (0.45)
                                     -------  -------  -------  -------  -------  -------  -------  ----------
Net asset value, end of year.......  $  10.26 $  10.13 $  10.69 $  10.68 $  10.15 $   9.95 $  10.11 $    9.85
                                     -------  -------  -------  -------  -------  -------  -------  ----------
                                     -------  -------  -------  -------  -------  -------  -------  ----------
Total Return:
  Total investment return based on
   net asset value (2).............      8.23%     1.77%     8.10%    13.71%    10.29%     6.15%    10.68%      4.48%(3)
Ratios/Supplemental Data:
  Net assets, end of year ($000's
   omitted)........................    8,345    7,596    8,047    7,676    4,276    3,635    3,317   2,968
  Ratio of net expenses to average
   net assets......................      1.99%     1.90%     1.79%     1.88%     1.62%     1.68%     1.84%      1.18%
  Ratio of net income to average
   net assets......................      6.29%     6.12%     6.59%     6.94%     7.78%     7.57%     7.57%      4.41%
  Portfolio turnover rate..........       18%      42%      54%      45%      40%      66%      27%     19%


---------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from December 1, 1987, date operations commenced, through July 31, 1988.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(3) Computed on an annualized basis.

HIGH YIELD BOND PORTFOLIO


                                                      YEAR ENDED JULY 31 (EXCEPT AS INDICATED),
                                     ---------------------------------------------------------------------------
                                       1995      1994     1993     1992     1991     1990     1989     1988(1)
                                     --------  --------  -------  -------  -------  -------  -------  ----------
Net asset value, beginning of
 year..............................  $   10.00 $   10.76 $  10.47 $   9.82 $   9.62 $   9.95 $   9.86 $   10.00
  Income From Investment Operations
    Net investment income..........       0.78      0.81     0.83     0.90     0.95     0.98     0.93      0.45
    Net gains or losses on
     securities (both realized and
     unrealized)...................       0.13     (0.60)     0.46     0.65     0.19    (0.33)     0.09     (0.14)
                                     --------  --------  -------  -------  -------  -------  -------  ----------
  Total from investment
   operations......................       0.91      0.21     1.29     1.55     1.14     0.65     1.02      0.31
  Less Distributions
    Dividends (from net investment
     income).......................      (0.78)     (0.81)    (0.83)    (0.90)    (0.94)    (0.98)    (0.93)     (0.45)
    Distributions (from capital
     gains)........................      (0.09)     (0.16)    (0.17)
    Distributions in excess of net
     realized gains................      (0.01)
                                     --------  --------  -------  -------  -------  -------  -------  ----------
  Total distributions..............      (0.88)     (0.97)    (1.00)    (0.90)    (0.94)    (0.98)    (0.93)     (0.45)
                                     --------  --------  -------  -------  -------  -------  -------  ----------
Net asset value, end of year.......  $   10.03 $   10.00 $  10.76 $  10.47 $   9.82 $   9.62 $   9.95 $    9.86
                                     --------  --------  -------  -------  -------  -------  -------  ----------
                                     --------  --------  -------  -------  -------  -------  -------  ----------
Total Return:
  Total investment return based on
   net asset value (2).............       9.71%      1.88%    12.95%    16.44%    12.83%     6.92%    10.82%      4.71%(3)
Ratios/Supplemental Data:
  Net assets, end of year ($000's
   omitted)........................     6,691     6,425    5,758    4,835    4,029    3,399    3,013   2,648
  Ratio of net expenses to average
   net assets......................       2.00%      2.00%     2.00%     1.98%     1.77%     1.83%     2.01%      1.32%
  Ratio of net income to average
   net assets......................       7.83%      7.68%     7.84%     8.79%     9.98%    10.00%     9.41%      4.47%
  Portfolio turnover rate..........        23%       26%      56%      56%      78%      89%      70%     26%
Information assuming no voluntary
 reimbursment by FBL Investment
 Advisory Services, Inc. of excess
 operating expenses:
  Per share net investment
   income..........................  $    0.75 $    0.79 $   0.82
  Ratio of expenses to average net
   assets..........................       2.29%      2.17%     2.05%
  Amount reimbursed................  $ 18,810  $ 10,754  $ 3,147


---------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from December 1, 1987, date operations commenced, through July 31, 1988.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.


(3) Computed on an annualized basis.

MANAGED PORTFOLIO


                                                                 YEAR ENDED JULY 31 (EXCEPT AS INDICATED),
                                               -----------------------------------------------------------------------------
                                                1995      1994      1993      1992      1991      1990      1989     1988(1)
                                               ------    ------    ------    ------    ------    ------    ------    -------
Net asset value, beginning of year...........  $11.62    $12.51    $10.77    $ 9.95    $ 9.92    $ 9.93    $ 9.93    $10.00
  Income From Investment Operations
    Net investment income....................    0.56      0.55      0.54      0.61      0.66      0.68      0.65      0.42
    Net gains or losses on securities (both
     realized and unrealized)................    0.47     (0.62)     1.87      0.82      0.03     (0.01)              (0.10)
                                               ------    ------    ------    ------    ------    ------    ------    -------
  Total from investment operations...........    1.03     (0.07)     2.41      1.43      0.69      0.67      0.65      0.32
  Less Distributions
    Dividends (from net investment income)...   (0.56)    (0.50)    (0.52)    (0.61)    (0.66)    (0.68)    (0.65)    (0.39)
    Distributions (from capital gains).......   (0.14)    (0.32)    (0.15)
    Distributions in excess of net realized
     gains...................................   (0.10)
                                               ------    ------    ------    ------    ------    ------    ------    -------
  Total distributions........................   (0.80)    (0.82)    (0.67)    (0.61)    (0.66)    (0.68)    (0.65)    (0.39)
                                               ------    ------    ------    ------    ------    ------    ------    -------
Net asset value, end of year.................  $11.85    $11.62    $12.51    $10.77    $ 9.95    $ 9.92    $ 9.93    $ 9.93
                                               ------    ------    ------    ------    ------    ------    ------    -------
                                               ------    ------    ------    ------    ------    ------    ------    -------
Total Return:
  Total investment return based on net asset
   value (2).................................    9.40%    (0.61)%   23.02%    14.79%     7.05%     6.96%     4.88%     4.81%(3)
Ratios/Supplemental Data:
  Net assets, end of year ($000's omitted)...  21,105    19,100    8,257     3,887     3,935     3,594     3,399     3,301
  Ratio of net expenses to average net
   assets....................................    1.94%     1.96%     1.96%     2.07%     1.84%     1.84%     2.05%     1.29%
  Ratio of net income to average net
   assets....................................    4.86%     4.42%     4.54%     5.93%     6.51%     6.83%     6.42%     4.05%
  Portfolio turnover rate....................   69   %    29   %    52   %    77   %    31   %    73   %   119   %    53   %
Information assuming no voluntary
 reimbursment by FBL Investment Advisory
 Services, Inc. of excess operating expenses:
  Per share net investment income............                      $ 0.53
  Ratio of expenses to average net assets....                        2.02%
  Amount reimbursed..........................                      $3,497


---------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from December 1, 1987, date operations commenced, through July 31, 1988.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.


(3) Computed on an annualized basis.

MONEY MARKET PORTFOLIO


                                                          YEAR ENDED JULY 31 (EXCEPT AS INDICATED),
                                               ---------------------------------------------------------------
                                                1995    1994    1993    1992    1991    1990    1989   1988(1)
                                               ------  ------  ------  ------  ------  ------  ------  -------
Net asset value, beginning of year...........  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
  Income From Investment Operations
    Net investment income....................    0.04    0.02    0.01    0.03    0.05    0.07    0.07    0.03
    Net gains or losses on securities (both
     realized and unrealized)................
                                               ------  ------  ------  ------  ------  ------  ------  -------
  Total from investment operations...........   (0.04)   0.02    0.01    0.03    0.05    0.07    0.07    0.03
  Less Distributions
    Dividends (from net investment income)...   (0.04)  (0.02)  (0.01)  (0.03)  (0.05)  (0.07)  (0.07)  (0.03)
    Distributions (from capital gains).......
    Distributions in excess of net realized
     gains...................................
                                               ------  ------  ------  ------  ------  ------  ------  -------
  Total distributions........................   (0.04)  (0.02)  (0.01)  (0.03)  (0.05)  (0.07)  (0.07)  (0.03)
                                               ------  ------  ------  ------  ------  ------  ------  -------
Net asset value, end of year.................  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
                                               ------  ------  ------  ------  ------  ------  ------  -------
                                               ------  ------  ------  ------  ------  ------  ------  -------
Total Return:
  Total investment return based on net asset
   value (2).................................    3.60%   1.47%   1.33%   2.82%   5.52%   6.93%   7.25%   4.93%(3)
Ratios/Supplemental Data:
  Net assets, end of year ($000's omitted)...  2,439   2,627   2,555   2,861   3,672   3,604   2,925   2,478
  Ratio of net expenses to average net
   assets....................................    2.00%   1.93%   1.94%   2.00%   1.70%   1.65%   1.88%   1.79%(3)
  Ratio of net income to average net
   assets....................................    3.51%   1.45%   1.33%   2.83%   5.42%   6.65%   7.08%   4.74%(3)
  Portfolio turnover rate....................    0   %   0   %   0   %   0   %   0   %   0   %   0   %   0   %
Information assuming no voluntary
 reimbursement by FBL Investment Advisory
 Services, Inc. of excess operating expenses:
  Per share net investment income............  $ 0.03
  Ratio of expenses to average net assets....    2.20%
  Amount reimbursed..........................  $4,948


---------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from December 1, 1987, date operations commenced, through July 31, 1988.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(3) Computed on an annualized basis.

BLUE CHIP PORTFOLIO


                                                          YEAR ENDED JULY 31 (EXCEPT AS INDICATED),
                                               ---------------------------------------------------------------
                                                1995    1994    1993    1992    1991    1990    1989   1988(1)
                                               ------  ------  ------  ------  ------  ------  ------  -------
Net asset value, beginning of year...........  $18.75  $17.69  $16.78  $15.38  $15.61  $14.56  $11.57  $10.00
  Income From Investment Operations
    Net investment income....................    0.19    0.14    0.13    0.17    0.30    0.32    0.29    0.09(4)
    Net gains or losses on securities (both
     realized and unrealized)................    4.05    1.06    0.90    1.47    0.77    1.02    2.90    1.48
                                               ------  ------  ------  ------  ------  ------  ------  -------
  Total from investment operations...........    4.24    1.20    1.03    1.64    1.07    1.34    3.19    1.57
  Less Distributions
    Dividends (from net investment income)...   (0.14)  (0.14)  (0.12)  (0.24)  (0.31)  (0.28)  (0.20)
    Distributions (from capital gains).......                                   (0.99)  (0.01)
    Distributions in excess of net realized
     gains...................................
                                               ------  ------  ------  ------  ------  ------  ------  -------
  Total distributions........................   (0.14)  (0.14)  (0.12)  (0.24)  (1.30)  (0.29)  (0.20)   0.00
                                               ------  ------  ------  ------  ------  ------  ------  -------
Net asset value, end of year.................  $22.85  $18.75  $17.69  $16.78  $15.38  $15.61  $14.56  $11.57
                                               ------  ------  ------  ------  ------  ------  ------  -------
                                               ------  ------  ------  ------  ------  ------  ------  -------
Total Return:
  Total investment return based on net asset
   value (2).................................   22.77%   6.75%   6.21%  10.77%   8.36%   9.26%  27.94%  24.45%(3)
Ratios/Supplemental Data:
  Net assets, end of year ($000's omitted)...  9,657   6,745   5,415   4,405   3,883   3,166   2,001   1,358
  Ratio of net expenses to average net
   assets....................................  1.78  % 1.83  % 1.90  % 1.92  % 1.63  % 1.74  % 2.02  % 1.45  %
  Ratio of net income to average net
   assets....................................    0.92%   0.75%   0.73%   1.09%   2.06%   2.14%   2.25%   0.73%
  Portfolio turnover rate....................    1   %   1   %   0   %   0   %   5   %  37   %   0   %   4   %


------------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from December 1, 1987, date operations commenced, through July 31, 1988.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(3) Computed on an annualized basis.

(4) FBL Investment Advisory Services Inc. reimbursed $548 under the terms of its investment advisory and management services agreement.

--------------------------------------------------------------------------------
                                                           INVESTMENT OBJECTIVES
                                                                    AND POLICIES
                                                               OF THE PORTFOLIOS
                                                    ----------------------------

    Each Portfolio of the Fund has distinct investment objectives which it pursues through separate investment policies as described below. There can be no assurance that the objectives of any Portfolio will be achieved. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject.

    The Statement of Additional Information contains specific investment restrictions that govern the Portfolios' investments. Those restrictions identified as fundamental policies, as well as the investment objectives and investment policies described below in the first paragraph for each Portfolio, are fundamental policies and may not be changed without a majority vote of the outstanding shares of the affected Portfolio. See "General Information--Shareholder Voting Rights." All other investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental and may be changed by the Board of Directors without approval of the shareholders. Each Portfolio may engage in certain of the portfolio strategies described in this Prospectus under "Description of Certain Investment Techniques" and in the Statement of Additional Information. "Appendix C--Description of Corporate Bond Ratings" describes the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") that are referred to herein.

    The portfolio turnover rates for the Portfolios are set forth under "Condensed Financial Information." Portfolio turnover is calculated by dividing the lesser of purchases or sales of a Portfolio's securities during a fiscal year by the average monthly value of the Portfolio's securities during such fiscal year. In determining the portfolio turnover rate, all securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded. Turnover rates may be affected by factors such as purchase and redemption requirements and market volatility, and may vary greatly from time to time. Frequency of portfolio turnover will not be a limiting factor if the investment adviser deems it desirable to purchase or sell securities. Increased portfolio turnover may result in greater brokerage commissions and consequent expense to the Portfolio. If any Portfolio were to derive more than 30% of its gross income from the sale of securities held less than three months, it might fail to qualify under the tax laws as a regulated investment company in particular years and consequently would lose certain beneficial tax treatment of its income; however, each Portfolio intends to continue to qualify as a regulated investment company each year. See "Dividends and Taxes."

    Following is a description of the investment objectives and certain of the investment practices of each of the Fund's Portfolios. For a further description of the investment practices of the various Portfolios, see "Description of Certain Investment Techniques."

GROWTH COMMON STOCK PORTFOLIO

    The primary investment objective of the Growth Common Stock Portfolio is long-term capital appreciation. Current income is a secondary objective. The Portfolio pursues its objectives by investing primarily in growth common stocks and securities convertible or exchangeable into growth common stocks, including warrants and rights.

    A growth common stock is one which, in the opinion of the Fund's investment adviser, appears to possess above-average potential for appreciation in market value, usually as a result of the issuer's relatively favorable prospects for improvement in earnings. Such securities generally include those of companies with established records of growth in sales or earnings, and companies with promising new products, services or processes.

    The Portfolio may also invest in companies in cyclical industries during periods when the common stock of such companies appears to the Fund's investment adviser to have good potential for capital appreciation. The Portfolio may also invest up to 35% of its total assets in preferred stocks and debt securities including investment-grade commercial paper, corporate bonds, debentures, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements.

    The investment adviser's strategy for the Growth Common Stock Portfolio is based on a value-oriented analysis of common stocks where it evaluates price to book value, price to earnings, debt to total capital ratio, price to cash flow and other similar measures relative to historic standards. When in the opinion of the investment adviser, the equity market reaches periods of overvaluation by such measures, or, when warranted by other prevailing market or economic conditions, the Portfolio for temporary defensive purposes may invest up to 100% of its assets in other types of securities, including investment-grade commercial paper, corporate bonds, debentures, preferred stocks, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. "Investment-grade commercial paper" is commercial paper rated A-2 or better by Standard & Poor's or Prime-2 or better by Moody's.

    Through careful selection of individual securities, diversification of investments by industry and type of security and constant supervision of the investment portfolio, the investment adviser strives to reduce risk and thereby conserve principal. However, the Portfolio's investments are subject to market fluctuations and the risks inherent in all securities.

HIGH GRADE BOND PORTFOLIO

    The investment objective of the High Grade Bond Portfolio is to provide as high a level of current income as is consistent with investment in a portfolio of debt securities deemed to be of high quality by the Fund's investment adviser. The Portfolio pursues its objective by investing primarily in debt securities rated AAA, AA or A by Standard & Poor's or Aaa, Aa or A by Moody's and in U.S. Government securities and government agency securities.

    From time to time, up to 20% of the Portfolio's total assets may be invested in unrated debt securities or debt securities rated lower than the three highest grades of Standard & Poor's or Moody's as described above, or in convertible debt securities, convertible preferred stocks, or non-convertible preferred stocks rated within the three highest grades of Standard & Poor's or Moody's applicable to such securities. To the extent that the Portfolio does invest in debt securities that are rated lower than A by Moody's or Standard & Poor's (or are unrated but equivalent in quality to such securities), the Fund's investment portfolio will be subject to relatively greater risk of loss of income and principal as discussed under "Principal Risk Factors--Special Considerations--High Yield Bonds." Securities rated Baa or lower by Moody's and BBB or lower by Standard & Poor's are considered by those rating agencies to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. It is intended that at least 65% of the Portfolio's total assets will be invested in medium- and long-term debt securities that are rated A or better or that are unrated but of equivalent quality.

    The Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its assets in common stocks acquired either by conversion of debt securities or by the exercise of warrants attached to debt securities.

    When warranted, in the opinion of the investment adviser, by prevailing market or economic conditions, the Portfolio for temporary defensive purposes may invest up to 100% of its assets in other types of securities, including investment-grade commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash.

    Although in the opinion of the Fund's investment adviser, the risk of loss of principal should be minimized by the quality of the investments in which the Portfolio will invest primarily, the long maturities that typically provide the best yields may subject the Portfolio to substantial price changes resulting from market yield fluctuations. The market price of fixed-income securities such as those purchased by the Portfolio is affected by changes in interest rates, generally. The market value of fixed-income securities generally will fall as interest rates rise, and rise as interest rates fall.

HIGH YIELD BOND PORTFOLIO

    The primary investment objective of the High Yield Bond Portfolio is to obtain as high a level of current income as is consistent with investment in a portfolio of fixed-income securities rated in the lower categories of established rating services. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues its investment objectives by investing primarily in fixed-income securities, including corporate bonds and notes, convertible debt securities and preferred stocks that are rated in the lower categories of established rating services (Baa or lower by Moody's and BBB or lower by Standard & Poor's), or in unrated securities of comparable quality. Such securities are commonly known as "junk bonds."


    Securities rated Ba or lower by Moody's and BB or lower by Standard & Poor's are considered by those rating services to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. See "Principal Risk Factors--Special Considerations--High Yield Bonds" for discussion of various risk factors relating to high yield bonds. The investment adviser will not rely solely on the ratings assigned by the rating services, and the Portfolio may invest, without limit, in unrated securities if such securities offer, in the opinion of the investment adviser, a relatively high yield without undue risk. Although the Portfolio will invest primarily in lower-rated securities, it will not invest in securities in the lowest rating categories (Ca or lower for Moody's and CC or lower for Standard & Poor's) unless the investment adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.


    The Portfolio anticipates that under normal circumstances more than 80% of its assets will be invested in fixed-income securities, including convertible and non-convertible debt securities and preferred stock, and that at least 65% of its assets will be invested in debt securities. The remaining assets of the Portfolio may be held in cash or investment-grade commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements. The Portfolio does not intend to invest in common stocks, rights or other equity securities, but it may acquire or hold such securities (if consistent with its objectives) when they are acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion or exchange of fixed-income securities.

    When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Portfolio may purchase higher-rated securities if the investment adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield. In addition, when warranted, in the opinion of the investment adviser, by prevailing market or economic conditions, the Portfolio for temporary defensive purposes may invest up to 100% of its assets in investment-grade commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

    Because an investment in high-yield securities entails relatively greater risk of loss of income and principal, an investment in the Portfolio may not constitute a complete investment program and may not be appropriate for all investors.

MANAGED PORTFOLIO

    The investment objective of the Managed Portfolio is to seek the highest total investment return of income and capital appreciation. The Portfolio pursues its objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities of the type in which the Growth Common Stock Portfolio may invest; (ii) high quality debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) high quality short-term money market instruments of the type in which the Money Market Portfolio may invest.

    The Portfolio's investment policies for the stock, debt and money market sectors are substantially identical to those of the Growth Common Stock Portfolio, High Grade Bond Portfolio and Money Market Portfolio, respectively. The Managed Portfolio will, from time to time, adjust the mix of investments among the three market sectors to capitalize on perceived variations in return potential produced by the interaction of changing financial markets and economic conditions. There are no restrictions as to the proportion of one or another type of security which the Portfolio may hold. Accordingly, the Portfolio may, at any given time, be substantially invested in equity securities, in high quality debt securities, or in high quality short-term money market instruments. Major changes in the investment mix may occur over several years or during a single year or shorter period depending upon market and economic conditions. The fact that the investment mix may be adjusted from time to time may result in high portfolio turnover and, consequently, high brokerage charges to the Portfolio.

    Achievement of the Portfolio's objective depends on the investment adviser's ability to assess the effect of economic and market trends on different sectors of the market.

MONEY MARKET PORTFOLIO

    The investment objective of the Money Market Portfolio is to obtain maximum current income consistent with liquidity and stability of principal. The Portfolio pursues its objective by investing in high quality short-term debt obligations denominated in U.S. dollars that are deemed to present minimal credit risk.

    Money market instruments which the Money Market Portfolio may purchase include U.S. Government securities, government agency securities, obligations of banks and savings institutions, commercial paper, short-term corporate debt securities and repurchase agreements. Appendix A contains a more detailed description of the money market instruments in which the Portfolio may invest. The Portfolio's investments will be limited to money market instruments which mature in thirteen months or less from the date of purchase; however, the
Portfolio may invest in repurchase agreements in which the underlying securities have maturities in excess of one year from the date of purchase. In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "Investment Company Act"). See Appendix A.

    The dollar-weighted average maturity of the Portfolio will not exceed 90 days. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, and will use the amortized cost method of securities valuation. However, there can be no guarantee that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. See "Net Asset Value Information." Because of the short-term nature of the investments of this Portfolio, a portfolio turnover rate is not applicable.

BLUE CHIP PORTFOLIO

    The investment objective of the Blue Chip Portfolio is growth of capital and income. The Portfolio pursues its objective by investing primarily in common stocks of well-capitalized, established companies.

    In pursuing its objective, the Portfolio will invest in stocks of approximately 40 large, well-known companies that the Fund's investment adviser believes to collectively comprise a representative cross-section of major industries. Companies of this type are commonly referred to as "blue chip." Blue chip companies are generally identified by their substantial capitalization, established history of earnings and superior management structure. The investment adviser will base its determination of the companies to be included or retained in the Portfolio, not on the basis of any analysis of the companies' underlying economic or financial fundamentals or of the relative value of the securities, but rather on whether the companies in the Portfolio, taken together, reasonably represent a cross-section of major industries. The Adviser anticipates that the Portfolio will purchase approximately equal dollar amounts of shares of each company. However, the Portfolio will not own positions of equal value in the various companies, partly because of price fluctuations after purchases by the Portfolio.

    The Portfolio may, from time to time, have more than 5% of the value of its total assets invested in each of one or more particular companies. However, as to 75% of the Portfolio's total assets, no more than 5% of the Portfolio's total assets (at the time of purchase) will be invested in securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities). The concentration of a significant portion of its assets in stocks of one or a few companies (or in a relatively limited number of industries) may subject the Portfolio to increased risk of loss if those stocks (or stocks in those industries) were to decline in value.

    The Portfolio expects that it will remain substantially invested in stocks at all times. However, at most times the Portfolio will hold a small portion of its assets (not to exceed 15% of its total assets) in cash or cash equivalents to accommodate redemptions and so as to avoid having to purchase stocks in small quantities and thereby incur excessive brokerage costs. Any such cash balances will be invested in high quality short-term money market instruments of the type in which the Money Market Portfolio may invest, or retained in cash. The Portfolio will not engage in the trading of securities for the purpose of realizing short-term profits.

--------------------------------------------------------------------------------
                                                                  PRINCIPAL RISK
                                                                         FACTORS
                                                               -----------------

GENERAL

    In general, risk associated with the investments of a particular Portfolio can be described in terms of current income volatility, financial risk and market risk. Current income volatility refers to the degree and rapidity with which changes in overall market interest rates affect the level of current income. Financial risk refers to the ability of an issuer of a debt security to pay, on a timely basis, principal and interest on such security. With respect to the issuer of an equity security, financial risk refers to its earning stability and overall financial soundness. Market risk for debt securities refers to the fact that, as a general matter, the current value of debt securities varies inversely with changes in prevailing interest rates; if interest rates rise, the value of a debt security will tend to fall. Market risk for equity securities refers to overall stock market valuation levels.

    The GROWTH COMMON STOCK PORTFOLIO and BLUE CHIP PORTFOLIO most likely will be subject to moderate levels of both market and financial risk.

    The HIGH GRADE BOND PORTFOLIO most likely will be subject to moderate levels of market risk and relatively low levels of financial risk and current income volatility.

    The HIGH YIELD BOND PORTFOLIO most likely will be subject to moderate levels of market risk, relatively high levels of financial risk and relatively low levels of current income volatility.

    The market value of fixed-income securities is affected by changes in general market interest rates. If interest rates decline, the market value of fixed-income securities tends to increase; while if interest rates increase, the market value of fixed-income securities tends to decrease. Highly rated fixed-income securities tend to have lower interest rates and yields, and less market or financial risk, than do lower-rated fixed-income securities. Lower-rated and unrated securities generally have a greater degree of market and financial risk than higher-rated securities, for reasons including the greater possibility that issuers of lower-rated or unrated securities may not be able to pay the principal and interest when due, especially during periods of adverse economic conditions.

    The MANAGED PORTFOLIO most likely will be subject to moderate levels of market and financial risk and relatively low levels of current income volatility, although current income volatility could be higher if the Portfolio is heavily invested in short-term money market instruments.

    The MONEY MARKET PORTFOLIO should be subject to little market or financial risk because it invests in high quality short-term investments that reflect current market interest rates. Although these types of securities generally are considered to have low financial risk, there is some possibility that issuers may fail to meet their principal and interest obligations on a timely basis. The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.

SPECIAL CONSIDERATIONS--HIGH YIELD BONDS

    As reflected above, the High Yield Bond Portfolio intends to invest a substantial portion of its assets in fixed-income securities offering high current income. Additionally, subject to its specific investment objectives and policies as described above, the High Grade Bond Portfolio may invest a portion of its assets in such securities. Such high yielding fixed-income securities are ordinarily in the lower rating categories of Moody's or Standard & Poor's (Ba/BB or lower) or will be unrated securities of comparable quality. Such securities are commonly known as "junk bonds." These lower-rated fixed-income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. Factors adversely affecting the market value of high yielding securities will adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it were required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of fixed-income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed-income securities generally entails less risk than an investment in common stock of the same issuer.


    The investment philosophy of the High Yield Bond Portfolio with respect to high yield bonds is based on the premise that over the long-term a broadly diversified portfolio of high yield fixed-income securities should, even taking into account possible losses, provide a higher net return than that achievable on a portfolio of higher-rated securities. The High Yield Bond Portfolio seeks to achieve the highest yields possible while reducing relative risks through:


    (a) broad diversification,

    (b) credit analysis by the investment adviser of the issuers in which the Portfolio invests,

    (c) monitoring and seeking to anticipate  changes and trends in the  economy
       and   financial  markets  that  might  affect  the  prices  of  portfolio securities.

    The investment adviser's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed-income investments and its evaluation of general economic and financial conditions of a specific issuer.

    In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. Defensive strategies, which may be used singly or in any combination, may include, but are not limited to, investments in discount securities or investments in money market instruments.


    High yielding securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high yielding securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


    High yielding securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio. The premature disposition of a high yielding security because of a call or buy-back feature, the deterioration of the issuer's creditworthiness or a default may also make it more difficult for a Portfolio to time its receipt of income, which may have tax implications.

    A  Portfolio  may  have  difficulty  disposing  of  certain  high   yielding
securities for which there is a thin trading market. Because not all dealers maintain markets in all high yielding securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high yielding securities, it is generally not so liquid as that for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs, or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

    It is likely that a major economic recession could severely affect the market for and the values of high yielding securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

    A Portfolio may acquire high yielding securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many recent high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a Portfolio is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities as defined in the Securities Act of 1933, which entails special responsibilities and liabilities. A Portfolio may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

    A Portfolio may acquire high yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the investment adviser will carefully review the credit and other characteristics pertinent to such new issues.

    From time to time, there have been proposals for legislation designed to limit the use of certain high yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals if enacted into law could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing and could negatively affect the value of specific high yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

    Zero coupon securities and pay in-kind bonds involve additional special obligations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or to a specified cash payment date when the securities begin paying current interest (the "cash payment date"), and therefore are issued and traded at a discount from their face amounts or par value. The discount varies depending upon the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, absent financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than those of securities that pay interest periodically, and they are more likely to respond to changes in interest rates than non-zero coupon securities having similar maturities and credit quality. The credit risk factors pertaining to lower-rated securities generally also apply to lower-rated zero coupon bonds and pay in-kind bonds. Such zero coupon, pay in-kind or delayed interest bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.

    Federal income tax law requires the holder of zero coupon securities or of certain pay in-kind bonds (bonds that pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio will be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

    Additional information concerning high yielding securities appears under "Appendix C--Description of Corporate Bond Ratings."

--------------------------------------------------------------------------------
                                                                  DESCRIPTION OF
                                                              CERTAIN INVESTMENT
                                                                      TECHNIQUES
                                                        ------------------------

    Except as otherwise noted below, the following investment strategies and techniques may be used by all Portfolios.

FOREIGN SECURITIES

    The Growth Common Stock Portfolio and Managed Portfolio each may invest up to 25% of its assets in equity securities of foreign issuers to the extent the purchase of such foreign securities is otherwise consistent with the Portfolio's investment objectives. Investments will be made only in foreign securities that are publicly traded in the U.S. and payable in U.S. dollars. With respect to quality and risk, the investment adviser will attempt to select investments in foreign securities on the same basis as it selects investments in domestic securities.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS

    From time to time, in the ordinary course of business, each of the Portfolios may purchase newly-issued securities appropriate for the Portfolio on a "when-issued" basis and may purchase or sell securities appropriate for the Portfolio on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell such securities before the settlement date if deemed advisable.

    At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The market value of the when-issued or delayed delivery securities at any time may be more or less than the purchase price to be paid or the sale price to be received at the settlement date. To the extent that a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring or selling portfolio securities consistent with the Portfolio's investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes.

    The investment adviser does not believe that a Portfolio's net asset value or income will be adversely affected overall by the purchase of securities on a when-issued or delayed delivery basis. Each Portfolio will establish a segregated account with the Fund's custodian bank in which the Portfolio will maintain cash or U.S. Government securities or other high-grade debt obligations at least equal in value to commitments to purchase securities on a when-issued or delayed delivery basis; subject to this requirement, a Portfolio may purchase securities on a when-issued or delayed delivery basis without limit. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. In the case of a commitment to sell portfolio securities on a delayed delivery basis, each Portfolio will instruct the custodian to hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

LOANS OF PORTFOLIO SECURITIES

    Each Portfolio may, from time to time, lend securities (but not in excess of 20% of its assets) from its Portfolio to brokers, dealers and financial institutions, provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (ii) the Portfolio may at any time call the loan and regain the securities loaned; and
(iii) the investment adviser (under the review of the Board of Directors) has reviewed the creditworthiness of the borrower and has found such creditworthiness satisfactory. The Portfolio will receive from the borrower amounts equal to the dividends or interest paid on the securities loaned, and will also earn income for having made the loan. Any cash collateral will be invested in short-term securities, the income from which will increase the return to the Portfolio.

WRITING COVERED CALL OPTIONS

    Each Portfolio (other than the Money Market Portfolio) may write (sell) covered call options on portfolio securities representing up to 100% of its net assets in an attempt to enhance investment performance or to reduce the risks associated with investments. A call option gives the purchaser the right to buy, and the writer the obligation to sell, an underlying security at a particular exercise price during the option period. A Portfolio will write call options only on a covered basis, which means that the Portfolio will own the underlying security subject to the call option at all times during the option period. Options written by a Portfolio will normally have expiration dates between three and nine months from the date written. Such options and the securities underlying the options must both be listed on national securities exchanges, except that debt securities and related options need not be so listed. The advantage to a Portfolio of writing covered call options is that the Portfolio receives a premium which constitutes additional income, which would serve both to enhance investment performance and to offset in whole or in part any decline in the value of the underlying security. However, the disadvantage is that during the option period the Portfolio would give up the potential for capital appreciation above the exercise price if the underlying security were to rise in value; and that, unless a closing purchase transaction is effected, the Portfolio will be required to continue to hold the underlying security for the entire option period, and would bear the risk of loss if the price of the securitiy were to decline.

INVESTMENT COMPANY SECURITIES



    Each of the Portfolios may invest, subject to the investment limitations described below, in shares of other investment companies which seek to maintain a $1.00 net asset value per share ("Money Market Funds"). The Portfolios intend to invest available cash balances in such Money Market Funds. In addition, the Portfolios may invest in such Money Market Funds for temporary defensive purposes (for example, when FBL believes such a position is warranted by uncertain or unusual market conditions, or when liquidity is required to meet unusually high redemption requests) or for other purposes. No more than 5% of the value of a Portfolio's total assets will be invested in securities of Money Market Funds. In addition, a Portfolio may hold no more than 3% of the outstanding voting stock of any Money Market Fund. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro-rata portion of the Money Market Fund's expenses, including advisory fees.


REPURCHASE AGREEMENTS

    Each Portfolio may enter into repurchase agreements as a means of earning income for periods as short as overnight. A repurchase agreement is an agreement under which the Portfolio purchases a security and the seller agrees, at the time of sale, to repurchase the security at a specified time and price, thereby determining the yield during the Portfolio's holding period. That yield is determined by current short-term rates and may be more or less than the interest rate on the underlying security. The value of the underlying securities is marked to market daily. If the value of the underlying securities declined, the seller would be required to provide the Portfolio with additional securities so that the aggregate value of the underlying securities was at least equal to the repurchase price.

    The Portfolios may also enter into a special type of repurchase agreement known as an "open repurchase agreement." An open repurchase agreement varies from the typical repurchase agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but instead is based on a variable interest rate and duration of the agreement.

    The Portfolios may enter into repurchase agreements only with banks or securities dealers, and the underlying securities will consist of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. If a seller of a repurchase agreement were to default, the Portfolio might experience losses, including delays and expenses in enforcing its rights. To minimize this risk, the investment adviser (under the review of the Board of Directors) will review the creditworthiness of the seller, and must find such creditworthiness satisfactory before a Portfolio may enter into the repurchase agreement.

    A Portfolio may invest no more than 10% of its net assets in repurchase agreements maturing in more than seven days, and no more than 25% of its net assets in repurchase agreements in which the underlying securities have maturities in excess of one year, although there is no limit on the percentage of each Portfolio's assets that may be invested in repurchase agreements that mature in less than seven days and have underlying securities with maturities of less than one year. Net assets are taken at market value at the time of each purchase for purposes of the foregoing limitations. Open repurchase agreements are considered to mature in one day.

--------------------------------------------------------------------------------
HOW TO
BUY
SHARES
---------


    Shares of the Fund's various Portfolios are sold on a continuing basis at their net asset value next determined after a purchase order and payment are received in proper form as described below. The Fund is open for business on each day the New York Stock Exchange is open for trading (except the Tuesday after Christmas and the day after Thanksgiving). The Fund reserves the right to reject any purchase order and to change the minimum purchase requirements at any time. Share certificates are issued only on request.


INITIAL PURCHASE

    The minimum initial purchase is $250, except there is no minimum initial investment for retirement accounts and accounts opened under bona fide payroll deduction plans. There is no initial sales charge. An Application may be obtained either from the Fund or from a registered representative of FBL Marketing Services, Inc.

    Complete the Application and mail it with your check payable to the appropriate Portfolio of the Fund to: FBL Series Fund, Inc., 3820 109th Street, Des Moines, Iowa 50391-7003.

SUBSEQUENT PURCHASES

    Send the Fund a check (no minimum) payable to the appropriate Portfolio of the Fund accompanied by a letter indicating the dollar value of the shares to be purchased and identifying the Portfolio, the account number and registered owner(s).

PURCHASES BY WIRE (MONEY MARKET PORTFOLIO ONLY)

    Purchases may be made in the Money Market Portfolio by wire transfer. If making an initial purchase, call the toll free number (800) 247-4170 (in Iowa, call toll free (800) 422-3175 or in the Des Moines metropolitan area call 225-5586) to obtain a Money Market Portfolio Account Number and provide the Fund with your name, address and social security or tax identification number. Then, simply instruct your bank to "wire transfer" funds to: BANKERS TRUST COMPANY, ABA #021001033, DDA ACCOUNT #00220695 MONEY MARKET PORTFOLIO OF FBL SERIES FUND, INC., FOR FURTHER CREDIT TO YOUR ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Finally, if making an initial purchase, complete an Application and mail it to the Fund at the address listed under "Initial Purchase" above.

--------------------------------------------------------------------------------
HOW TO
REDEEM
SHARES
---------

    Upon receipt of an executed redemption request in proper form, as described below, the Fund will redeem shares of a Portfolio at the next determined net asset value. Proceeds payable upon redemption will be reduced by the amount of any applicable contingent deferred sales charge. The Fund intends to pay redemption proceeds within one business day after receipt of an executed redemption request in proper form. If shares to be redeemed were purchased by check, the Fund may delay transmittal of redemption proceeds until such time, normally not more than 15 calendar days after the redemption request, that it has assured itself that good payment has been collected for the purchase of such shares.

    The Adviser employs procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmations of instructions. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions neither the Adviser nor the Fund would be liable for any losses from unauthorized or fraudulent instructions.

    Redemptions can be requested by writing to the Fund, 3820 109th Street, Des Moines, Iowa 50391-7003 and requesting redemption of either the number or dollar value of shares of a specified Portfolio. Any certificates for shares to be redeemed must be included, duly endorsed. The letter (and certificates, if any) must be signed exactly as the account is registered. On a jointly owned account, all owners must sign. SIGNATURES OF ACCOUNT OWNERS MUST BE GUARANTEED BY A
COMMERCIAL BANK, TRUST COMPANY, MEMBER OF A STOCK EXCHANGE, SAVINGS AND LOAN ASSOCIATION OR SAVINGS BANK, OTHER ELIGIBLE FINANCIAL INSTITUTION, OR A REGISTERED REPRESENTATIVE OF FBL MARKETING SERVICES, INC. OR FBL INVESTMENT ADVISORY SERVICES, INC., and shall include such other documentation of authority as the Fund deems necessary in the case of estates, trusts, guardianships, corporations, unincorporated associations and pension and profit sharing plans. THE FUND CANNOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC.

    EXPEDITED REDEMPTION PROCEDURES (MONEY MARKET PORTFOLIO ONLY). Shareholders may redeem shares of the Money Market Portfolio by telephone. The proceeds of shares so redeemed (less any contingent deferred sales charge) will be sent by Federal wire transfer to a single designated account maintained by the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. To effect a redemption, a shareholder should call the Fund at the appropriate number shown on the cover of the Prospectus between the hours of 8:00 a.m. and 4:30 p.m. (Central Time) on any day when the Fund is open for business. Requests received by the Fund prior to the earlier of the close of the New York Stock Exchange or 3:00 p.m. (Central Time) will result in shares being redeemed that day at the next determined net asset value, and the proceeds will normally be sent to the designated bank account the following business day. The minimum amount that may be wired is $10,000. The Fund reserves the right to change this minimum or to terminate the wire redemption privilege. All applications for telephone redemption service must have signatures guaranteed by a commercial bank, trust company, member of a stock exchange, savings and loan association or savings bank, other eligible financial institution, a registered representative of FBL Marketing Services, Inc. or FBL Investment Advisory Services, Inc. and shall include such other documentation of authority as the Fund deems necessary in the case of estates, trusts, guardianships, corporations, unincorporated associations and pension and profit sharing plans. A shareholder wishing to use this method of redemption must complete the appropriate portions of the Application and it must be on file with the Fund. Once the form is on file, the Fund will honor redemption requests by any person by telephone (using the toll free numbers listed on the cover page), telegraph or other method without a signature guarantee from the shareholder or any other person. The Fund is not responsible for the efficiency of the federal wire system or the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to the Fund. The Fund does not currently charge for wiring funds, although the shareholder will be responsible for any wire fees charged by the receiving bank. This procedure is not available for Retirement Accounts or shares for which certificates have been issued.

    Shareholders may not use expedited redemption procedures until the shares being redeemed have been on the Fund's books for at least four days. There is no such delay in redeeming shares that were purchased by wiring Federal Funds.

    CONTINGENT DEFERRED SALES CHARGE. A contingent deferred sales charge is imposed on that amount by which a redemption causes the current value of a Portfolio account to fall below the total dollar amount of purchases of that Portfolio's shares made during the preceding six years (reinvested dividends are not considered purchases for this purpose). The charge is imposed upon redemptions of shares in accordance with the following schedule:


                      YEAR OF                            CONTINGENT
                    REDEMPTION                         DEFERRED SALES
                  AFTER PURCHASE                           CHARGE
---------------------------------------------------  -------------------
    First..........................................              5%
    Second.........................................              4%
    Third..........................................              4%
    Fourth.........................................              3%
    Fifth..........................................              2%
    Sixth..........................................              1%
    Seventh and following..........................              0%


    The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor purchases $10,000 of a
Portfolio's shares and that 30 months later the value of the account has grown through investment performance and reinvestment of dividends to $14,000. The investor then may redeem up to $4,000 ($14,000 minus $10,000) without incurring a contingent deferred sales charge. If the investor should redeem $5,000, a contingent deferred sales charge would be imposed on $1,000 of the redemption. The charge would be imposed at the rate of 4% ($40) because the redemption occurred in the third year after the purchase. In determining whether a contingent deferred sales charge is payable, it is assumed that the redemption is made from the earliest purchase of shares.


    The contingent deferred sales charge will be waived in the event of the death of the shareholder (including a registered joint owner), with respect to redemptions in connection with distributions from a 401(m), 401(k) or 457(k) plan, or with respect to withdrawals under the Fund's periodic withdrawal plan. FBL Investment Advisory Services, Inc., the Fund's Distributor, receives any contingent deferred sales charge directly.

    INVOLUNTARY REDEMPTIONS. Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem a Portfolio account that falls below $250 as a result of redemptions. Prior to effecting such an involuntary redemption, shareholders will be notified in writing and will be allowed 60 days to make additional purchases to bring the account up to the Portfolio's $250 minimum investment requirement. Any such involuntary redemption will not be subject to a contingent deferred sales charge.

    REDEMPTIONS IN-KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in-kind of securities held by the applicable Portfolio in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors may incur brokerage charges on the sale of securities so received in payment of redemption. A redemption paid in-kind is treated as a sale for federal income tax purposes even though the shareholder may have received no cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of a Portfolio during any 90-day period for any one shareholder of record.

--------------------------------------------------------------------------------
                                                                           OTHER
                                                                     SHAREHOLDER
                                                                        SERVICES
                                                                ----------------

    The Fund offers a number of shareholder services designed to facilitate investment in shares of its Portfolios. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund.

PERIODIC WITHDRAWAL PLAN

    A shareholder who owns in a single account $5,000 or more of a Portfolio's shares may establish a Periodic Withdrawal Plan to provide for regular monthly, quarterly or annual payments of a fixed dollar amount or fixed percent of the account balance (with a minimum $100 annual payment and a maximum withdrawable amount of 10% annually of the shareholder's initial account balance under the plan) to be sent to the shareholder or a designated payee. Shares of a Portfolio held in the shareholder's account having a net asset value of the amount of the requested payment will be redeemed on or around the fifth business day before the end of the applicable month and a check will be mailed to the shareholder within seven days thereafter. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. FBL will waive the contingent deferred sales charge on redemptions made pursuant to a periodic withdrawal program. The right is reserved to amend the periodic withdrawal program on thirty days' notice. The program may be terminated at any time by the shareholder or the Fund.


AUTOMATIC INVESTMENT PLAN:



    A shareholder may elect to participate in the Fund's automatic investment plan. This plan enables a shareholder to automatically purchase shares of the Fund on a monthly basis. A minimum initial investment of $50 is required to establish an automatic investment plan. Minimum monthly investments of $25 are necessary to maintain the plan. The Fund will debit the shareholder's financial institution account and subsequently purchase shares of the Fund having a net asset value of the amount of the requested deposit on or around the 16th day of the month. Shareholders interested in this plan must complete an automatic investment form available from the Fund.


EXCHANGE PRIVILEGE


    A shareholder may exchange all or some shares of a Portfolio for shares of any other Portfolio in the Fund, if that Portfolio's shares are registered for sale in the shareholder's state of residence, on the basis of each Portfolio's relative net asset value per share next determined following receipt of an exchange request in proper form. There is no minimum amount required to exercise the exchange privilege between Portfolios, except that shareholders wishing to open an account in a new Portfolio must meet the minimum purchase requirements described under "How to Buy Shares." If the exchange involves the establishment of a new account, an application for that account must be completed and mailed to the Fund. Shares may be exchanged without any contingent deferred sales charge but will be subject to a $5.00 exchange fee. Amounts exchanged retain their original cost and purchase date for purposes of the contingent deferred sales charge. If shares of the Portfolio being exchanged were acquired at different times, the shares of the Portfolio acquired in the exchange will be deemed to possess the same holding period (or exempt status) for contingent deferred sales charge purposes as the shares being exchanged. Exercise of the exchange privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized by the shareholder. Shareholders are automatically provided the exchange privilege upon establishment of an account with the Fund.

Shareholders not interested in the exchange privilege must check the appropriate box on the Application. The exchange privilege may be provided after an account has been established by completing an exchange form (obtainable from the Fund). Once the privilege has been afforded a shareholder, exchanges may be authorized by telephone (by calling one of the numbers shown on the front cover, from 8:00 a.m. to 4:30 p.m. (Central Time) on any day that the Fund is open for business) or by letter (by writing the Fund at 3820 109th Street, Des Moines, Iowa 50391-7003). Telephone exchange requests received prior to the close of the New York Stock Exchange (usually 3:00 p.m., Central Time) will be effected at that day's relative net asset values.

    Shares of FBL Money Market Fund, Inc. may be exchanged for shares of any Portfolio of the Fund without imposition of an exchange fee. The exchange privilege may be modified or terminated by the Fund at any time. An exchange application must be on file with FBL Money Market Fund, Inc.

RETIREMENT PLANS

    Eligible shareholders of the Fund may participate in a variety of qualified retirement plans which are available from the Distributor. Some of the plans currently offered are: Self-Employed Individual Retirement Plans (Keogh Plans), Individual Retirement Accounts (IRAs), Simplified Employee Pension Plans (SEPs), Tax-Sheltered 403(b) Plans, Corporate Pension and Profit Sharing Plans and Public Employer Deferred Compensation Plans. The initial investment to establish any such plan, and subsequent investments, may be in any amount (subject to plan limitations). Investors Fiduciary Trust Company ("IFTC") of Kansas City, Missouri serves as custodian and provides the required services for Keogh Plans, IRAs, SEPs and Corporate Pension and Profit Sharing plans. A custodial fee, currently $10.00, will be collected annually by liquidating shares, or fractions thereof, from each participant's account(s). FBL Investment Advisory Services, Inc. performs plan services for IFTC for a portion of the fee. Information with respect to these plans is available upon request from the Fund.

    Trustees of qualified retirement plans and 403(b)(7) custodial accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution which is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax advisers regarding this 20% withholding requirement.

--------------------------------------------------------------------------------
NET ASSET
VALUE
INFORMATION
---------------


    The net asset value per share of each Portfolio is determined as of the earlier of 3:00 P.M. (Central Time) or the close of the New York Stock Exchange on each day that the Exchange is open (except the Tuesday after Christmas and the day after Thanksgiving), and on each other day on which there is sufficient trading in the Portfolio's investments that it might affect the net asset value, except that the net asset value of a given Portfolio will not be computed on a day when no orders for purchase or redemption of shares of the Portfolio are received. If the Fund offices should be closed because of a weather-related or comparable type of emergency, and the Fund is unable to segregate orders and redemption requests received on the emergency closed day, then the Fund will price those orders and redemptions at the net asset value next determined. The net asset value per share of each Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the total number of outstanding shares of such Portfolio. The Fund reserves the right to calculate or estimate the net asset value of one or more Portfolios more frequently than once daily if deemed desirable.

    MONEY MARKET PORTFOLIO. The net asset value per share of the Money Market Portfolio is ordinarily $1.00. The Money Market Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. For a further discussion of the manner in which such values are determined, see the Statement of Additional Information under the heading "Net Asset Value."

    OTHER PORTFOLIOS. For all Portfolios other than the Money Market Portfolio, Portfolio securities that are traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between the closing bid and asked prices. Securities other than money market instruments traded in the over-the-counter market are valued at the mean between the bid and asked prices or at the yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market; and it is expected that, for debt securities, this ordinarily will be the over-the-counter market. Values of securities and assets for which market quotations are not readily available are determined in good faith by or under the direction of the Board of Directors. Money market instruments are valued at market value, except that debt instruments maturing in 60 days or less are valued using the amortized cost method of valuation described above with respect to the Money Market Portfolio.

--------------------------------------------------------------------------------
                                                                     PERFORMANCE
                                                                     INFORMATION
                                                               -----------------

    From time to time, the Fund may advertise several types of performance information for a Portfolio. All Portfolios, except the Money Market Portfolio, may advertise "average annual total return" and "total return." The High Grade Bond and High Yield Bond Portfolios may also advertise "yield." The Money Market Portfolio may advertise "yield" and "effective yield." Each of these figures is based upon historical results and is not necessarily representative of the future performance of a Portfolio.

    Average annual total return and total return figures measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Portfolio for the designated period, assuming the reinvestment of all dividends and distributions during the period. Thus, these figures reflect the change in value of an investment in the Portfolio during a specified period. Average annual total return will be quoted for at least one-, five- and ten-year periods (or, if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures represent the average annual percentage change in the value of a specific dollar amount invested in the Portfolio's shares for the designated period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period.

    Yield is a measure of the net investment income per share earned over a specific one-month or 30-day period (seven-day period for the Money Market Portfolio) expressed as a percentage of the Portfolio's net asset value per share at the end of the period (except for the Money Market Portfolio where the net asset value per share at the beginning of the period is used). Yield is an annualized figure which means that it is assumed that the Portfolio generates the same level of investment income over a one-year period. The effective yield for the Money Market Portfolio is calculated similarly, but the net investment income earned is assumed to be compounded when annualized. The Money Market Portfolio's effective yield will be slightly higher than its yield due to this compounding. Semi-annual compounding is assumed for Portfolios other than the Money Market Portfolio.

    From time to time, the Fund may include in its sales literature and shareholder reports for the High Grade Bond and High Yield Bond Portfolios a quotation of the current "distribution rate" for the Portfolios. The distribution rate is simply a measure of the level of income and short-term capital gain dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Portfolio's investments and from total return, which is a measure of the income actually earned by, plus the effect of any realized or unrealized appreciation or depreciation of, such investments during the period. Distribution rate, therefore, is not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include short-term gains (which may be non-recurring) and may not reflect the amortization of bond premiums.

    Additionally, from time to time, in advertisements or reports to shareholders, a Portfolio may compare its performance to that of the Consumer Price Index or various unmanaged indexes such as the Dow Jones Industrial Average, the Standard & Poor's 500, the Shearson/Lehman Government and Corporate Bond Index and the Salomon Brothers High Grade Bond Index. A Portfolio may also use mutual fund quotation services such as Lipper Analytical Services, Inc., an independent mutual fund reporting service, or similar industry services, for purposes of comparing a Portfolio's rank or performance with that of other mutual funds having similar investment objectives. Performance comparisons should not be considered representative of the future performance of any Portfolio.

    The Portfolio's shares are sold at net asset value, and return and net asset value will fluctuate, except that the Money Market Portfolio seeks to maintain a $1.00 net asset value per share. Shares of the Portfolio are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Yield and effective yield figures do not include the effect of any contingent deferred sales charge. The standardized average annual total return figures, calculated in accordance with a formula prescribed by the Securities and Exchange Commission, include the effect of the contingent deferred sales charge that may be imposed at the end of the period indicated. In addition, average annual total return figures, which do not include the effect of any contingent deferred sales charge, may also be used. Total return figures may or may not include the effect of the contingent deferred sales charge that may be imposed at the end of the period in question. Performance figures not including the effect of the applicable contingent deferred sales charge would be reduced if it were included. More information about performance figures is included in the Statement of Additional information.

--------------------------------------------------------------------------------
MANAGEMENT
OF THE FUND
---------------

BOARD OF DIRECTORS


    The Board of Directors has nine members, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Directors elects officers of the Fund annually.

INVESTMENT ADVISER


    FBL Investment Advisory Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, serves as the Fund's investment adviser pursuant to an Investment Advisory and Management Services Agreement. The Adviser is an indirect subsidiary of Farm Bureau Multi-State Services, Inc., an Iowa corporation. The following individuals are officers and/or directors of both the Adviser and the Fund: Stephen M. Morain, Thomas R. Gibson, Timothy J. Hoffman, Dennis M. Marker, William J. Oddy, Richard D. Warming, Sue A. Cornick, Kristi Rojohn and Elaine A. Followwill. FBL has served as the Fund's investment adviser since the Fund commenced operations in 1971. The Adviser also acts as an investment adviser to individuals, institutions and two other investment companies: FBL Money Market Fund, Inc. and FBL Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.


    The Adviser handles the investment and reinvestment of the Fund's assets, and is responsible for the overall management of the Fund's business affairs, subject to the review of the Board of Directors. Roger F. Grefe and Robert J. Rummelhart serve as managers for various portfolios of the Fund. Mr. Grefe joined FBL in 1986 and assumed responsibility for the management of Farm Bureau Growth Fund, Inc., currently known as the Growth Common Stock Portfolio. Additionally, he assumed management of the Managed Portfolio at its inception in 1987. Mr. Grefe is a graduate of Coe College in Cedar Rapids, Iowa and is a Chartered Financial Analyst and NASD Registered Principal.

    Mr. Rummelhart has managed both the High Grade Bond and High Yield Bond Portfolios since their inception in 1987. He received his BA and MBA degrees from the University of Iowa and is a Chartered Financial Analyst and NASD Registered Representative.

    The Adviser provides investment supervision to the Blue Chip Portfolio through the use of a team approach. As cash accumulates for investment, trading personnel are notified to execute the necessary transactions in order to maintain the relative weights of the equity securities in this Portfolio.

    As compensation for the advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on an annual percentage of the average daily net assets of each Portfolio, as follows:

                                                                         AVERAGE DAILY NET ASSETS
                                                                   -------------------------------------
                                                                      FIRST       SECOND        OVER
                                                                      $200         $200         $400
PORTFOLIO                                                            MILLION      MILLION      MILLION
-----------------------------------------------------------------  -----------  -----------  -----------
Growth Common Stock..............................................        0.50%        0.45%        0.40%
High Grade Bond..................................................        0.40%        0.35%        0.30%
High Yield Bond..................................................        0.55%        0.50%        0.45%
Managed..........................................................        0.60%        0.55%        0.50%
Money Market.....................................................        0.40%        0.35%        0.30%
Blue Chip........................................................        0.25%        0.25%        0.25%

    The Adviser, at its expense, furnishes the Fund with office space and facilities, certain business equipment, advisory, research and statistical facilities, and clerical services and personnel to administer the business affairs of the Fund. The Fund pays its other expenses which include, but are not limited to, the following: the cost of net asset value calculations; portfolio transaction costs; interest on Fund obligations; stock certificates; miscellaneous reports; membership dues; reports and notices to shareholders; all expenses of registration of its shares under federal and state securities laws; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; and the fees and expenses of independent auditors, legal counsel, custodian, shareholder service, transfer and dividend disbursing agent. For its services as investment adviser and manager and for facilities furnished to the Fund during the fiscal year ending July 31, 1995 the Adviser received management fees of .50% of the average daily net assets of the Growth Common Stock Portfolio, .40% of the average daily net assets of the High Grade Bond Portfolio, .55% of the average daily net assets of the High Yield Bond Portfolio, .60% of the average daily net assets of the Managed Portfolio, .40% of the average daily net assets of the Money Market Portfolio and .25% of the average daily net assets of the Blue Chip Portfolio.


    The Adviser has agreed to reimburse any Portfolio to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes, the distribution fee and extraordinary expenses) of such Portfolio exceed 1 1/2% of average daily net assets. The amount reimbursed, however, shall not exceed the amount of the advisory fee paid by the Portfolio for such period.

--------------------------------------------------------------------------------
PORTFOLIO
TRANSACTIONS
-----------------

    With respect to transactions in portfolio securities, whether through a broker as agent or with a dealer as principal, the Adviser endeavors to obtain for the Fund the most favorable prices and efficient execution of orders. Subject to this primary consideration, the Adviser places substantially all the Fund's portfolio transactions with brokerage firms that furnish research and other services to the Fund. These services include, but are not limited to, advice as to the advisability of purchasing or selling specific securities, furnishing of analyses and reports on particular securities or industries, providing information on economic factors and trends, providing computer software used in security analyses and providing technical market analyses. Certain affiliates and other clients of the Adviser also place portfolio transactions with these brokerage firms, and such affiliates and clients share the benefits of the research and other services obtained from these brokers. The Adviser regards information that is customarily available only in return for brokerage as among the many elements to be considered in arriving at investment decisions. No specific value can be determined for most such information and services and they are deemed supplemental to the Adviser's own efforts in the performance of its duties under the Investment Advisory Agreement. Any research benefits derived are available for all clients.


    The investment decisions for the Fund are reached independently from those for the other funds and accounts managed by the Adviser. At certain times, one or more Portfolios of the Fund may purchase identical securities at the same time as the other funds and accounts managed by the Adviser. When multiple accounts and/or funds have assets available for investment in the same securities, available investments are allocated as to amount in a manner considered equitable to each. In some cases, this procedure may affect the size or price of the position obtainable for the Fund. It is the opinion of the Board of Directors that the benefits to the Fund arising out of simultaneous transactions outweigh any disadvantages.


--------------------------------------------------------------------------------
DIVIDENDS
AND TAXES
------------

DIVIDENDS

    GROWTH COMMON STOCK AND BLUE CHIP PORTFOLIO DIVIDENDS. The Fund normally follows the practice of distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios after the close of the Fund's fiscal year.

    HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIO DIVIDENDS. The Fund normally follows the practice of distributing substantially all the net investment income and net short-term capital gains of these Portfolios monthly and distributing any net long-term capital gains after the close of the Fund's fiscal year.

    MANAGED PORTFOLIO DIVIDENDS. The Fund normally follows the practice of distributing substantially all the net investment income of this Portfolio quarterly and distributing any net short-term and long-term capital gains after the close of the Fund's fiscal year.

    MONEY MARKET PORTFOLIO DIVIDENDS. On each day that the net asset value per share of the Money Market Portfolio is determined, the Money Market Portfolio's net investment income will be declared, as of the earlier of 3:00 p.m. (Central
Time) or the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. Dividends will be reinvested or paid in cash monthly. If a shareholder withdraws his or her entire account, all dividends accrued to the time of withdrawal will be paid at that time.

    GENERAL. Among other factors, the requirements of the Internal Revenue Code may make it necessary or desirable to vary from the dividend practices as set forth above. Dividends with respect to any Portfolio will be reinvested in shares of that same Portfolio unless a shareholder indicates in writing a desire to receive them in cash.

TAXES

    It is the policy of each Portfolio to distribute annually substantially all its net investment income and any net realized capital gains from the preceding fiscal year. By doing so, each Portfolio intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

    Dividends will not be taxable to tax-exempt entities such as qualified retirement plans (e.g., IRAs or qualified pension or profit sharing plans).
Dividends (whether paid in cash or in additional shares) derived from net investment income or net short-term capital gains will be taxable to other shareholders as ordinary income while net long-term capital gain dividends to such shareholders will be treated as long-term capital gains regardless of the length of time the shareholder held the Portfolio shares. For corporate taxpayers, long-term capital gains are taxed at the same rates as ordinary income, but for individual taxpayers, the maximum federal income tax rate on long-term capital gains is 28%. The Fund will inform shareholders of the amount and nature of such dividends as well as the amount of dividends eligible for the "dividends received deduction" available to corporate shareholders. For shareholders other than tax-exempt entities, an exchange of shares of one Portfolio for shares of another Portfolio is ordinarily a taxable transaction.

    Each Portfolio's dividends are paid on a per-share basis. At the time of such payment, therefore, the value of each share will be reduced by the amount of the payment. If a shareholder purchases shares shortly before the payment of a dividend or distribution, that shareholder pays the full price for the shares but receives some portion of the price back as a taxable dividend or distribution. Shareholders will receive information annually as to the tax status of distributions made by the Fund in each calendar year.

    Dividends which a Portfolio declares in October, November or December to shareholders of record as of a specified date in one of those months will be treated for federal income tax purposes as received by such shareholders on December 31 of the year declared, if paid during January of the following calendar year.

    The Fund is required by law to withhold 31% of taxable distributions to shareholders who do not furnish their correct social security or taxpayer identification number and in certain other circumstances.

--------------------------------------------------------------------------------
ORGANIZATION
OF THE FUND
----------------

    The Fund is an open-end, diversified series management investment company registered under the Investment Company Act. The Fund was organized as a corporation under the laws of Maryland on August 14, 1970 and has authorized capital of 5,000,000,000 shares of common stock, $.001 par value.


    The Fund was initially known as Farm Bureau Growth Fund, Inc. prior to the effectiveness of Articles of Amendment to its charter on November 30, 1987 changing its name to FBL Series Fund, Inc. and, among other things, establishing multiple Portfolios of the Fund and designating the then current assets, liabilities and shareholders of Farm Bureau Growth Fund, Inc. as the assets, liabilities and shareholders of the Growth Common Stock Portfolio of FBL Series Fund, Inc. The meaning of the term "Growth Common Stock Portfolio" as used in the prospectus includes, where appropriate, Farm Bureau Growth Fund, Inc. prior to December 1, 1987. The expenses incurred by the Fund in connection with the establishment of the Portfolios were paid by the Adviser.


    The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio and each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro-rata in the net assets of that Portfolio available for distribution. Shares have no preemptive or conversion rights and are fully paid and nonassessable by the Fund. The Board of Directors may establish additional Portfolios at any time. The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account.


    As of October 31, 1995, Farm Bureau Life Insurance Company, which provided the initial capital for the Portfolios, owned more than 25% of the Money Market Portfolio. Such shares have been acquired for investment and can only be disposed of by redemption or transfer to an affiliate.


--------------------------------------------------------------------------------
GENERAL
INFORMATION
---------------

REPORTS TO SHAREHOLDERS

    Shareholders will receive unaudited semi-annual financial statements and fiscal year-end financial statements audited by the Fund's independent auditors.

SHAREHOLDER INQUIRIES

    Shareholders may make inquiries either by contacting their registered representative or by writing or calling the Fund at the address or telephone numbers as shown on the front cover.

SHAREHOLDER VOTING RIGHTS

    Under the Fund's corporate charter, the Fund is not required to hold, and does not expect to hold, annual shareholders' meetings. However, it will hold special meetings of shareholders as required or deemed desirable for such purposes as electing Directors, changing fundamental policies or approving an investment management agreement. Shareholders will vote by Portfolio and not in the aggregate, except when voting in the aggregate is permitted under the laws of the State of Maryland and the Investment Company Act, such as for the election of Directors.


    Each member of the Board of Directors serves for a term of unlimited duration, subject to the right of the Board of Directors or the shareholders to remove such Director. The Board of Directors has the power to alter the number of Directors and to appoint successor Directors provided that, immediately after the appointment of any successor Director, at least two-thirds of the Directors have been elected by the shareholders of the Fund. However, if at any time less than a majority of the Directors holding office has been elected by the shareholders, the Directors are required to call a special meeting of shareholders for the purpose of electing Directors to fill any existing vacancies in the Board.

    As used in this Prospectus and in the Statement of Additional Information, the phrase "majority vote" of a Portfolio (or of the Fund, as appropriate) means the vote of the lesser of (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio (Fund).

SHAREHOLDER SERVICE, DIVIDEND DISBURSING AND TRANSFER AGENT

    FBL serves as the Fund's Shareholder Service, Dividend Disbursing and Transfer Agent for a separate fee. FBL in turn has contracted with DST Systems, Inc., an unrelated party, to perform certain services incidental to the maintenance of shareholder accounts for a portion of the fee.

ACCOUNTING SERVICES

    The Fund has entered into an accounting services agreement with FBL pursuant to which FBL performs accounting services for the Fund. In addition, the agreement provides that FBL shall calculate the Fund's net asset value in accordance with the Fund's prospectus and prepare for Fund approval and use various tax returns and other reports. For such services, each Portfolio pays FBL an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, with the annual fee payable by a Portfolio not to exceed $30,000.

DISTRIBUTOR

    FBL Investment Advisory Services, Inc. (the "Distributor") also serves as distributor and principal underwriter for the Fund pursuant to a distribution agreement dated December 1, 1987, as amended November 25, 1991. Since the distribution agreement provides for payment by the Fund of fees that are used by the Distributor to pay for distribution services, the agreement, along with the related dealer agreements (collectively, the "Plan"), is approved and reviewed in accordance with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. Since the Plan applies to all Portfolios, the fees paid by one portfolio may be used to finance distribution of the shares of another portfolio and the distribution fee payable to the Distributor is allocated among the Portfolios based on relative net asset size. The Distributor bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions and the preparation and distribution of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. For its services under the distribution agreement, the Fund pays the Distributor a fee, payable monthly, at the annual rate of .50% of average daily net assets of the Fund. This fee is accrued daily as an expense of the Fund. The Distributor compensates firms for sales of Portfolio shares at a commission rate of up to 4%. The Distributor may from time to time pay additional commissions, service fees or promotional incentives to firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms who sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. The Distributor receives any contingent deferred sales charges. See "How to Redeem Shares." Firms to which service fees and commissions may be paid include affiliated broker-dealers.

    As a result of the commissions and other payments made by the Distributor, the expenses incurred by the Distributor during the early years of the Plan, which may include interest and overhead expenses, will exceed the fees received by the Distributor under the Plan; however, it is possible that, during the later years of the Plan, the fees paid by the Fund to the Distributor under the Plan may exceed the Distributor's expenses. If the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor in excess of its fees under the Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse the Distributor for its expenses incurred.


    During the fiscal year ended July 31, 1995, a total of $553,282 was paid pursuant to the Plan. Of this amount, $165,967 was paid to FBL Marketing Services, Inc., the principal dealer for Fund shares, $24 was paid to other dealers and the balance was retained by the Distributor. FBL Marketing Services, Inc. is an affiliate of the Distributor.


    The Distributor provides information and administrative services for Fund shareholders pursuant to an administrative services agreement ("Administrative Agreement"). For such services, the Fund pays the Distributor a fee, payable monthly, at an annual rate of .25% of average daily net assets of the Fund. The Distributor may enter into related agreements with various financial services firms, such as broker-dealer firms or banks ("firms"), to provide services and facilities for their customers or clients who are shareholders of the Fund. The services and assistance that may be provided by the Distributor or such firms may include, but are not limited to, assisting in the establishment and maintenance of shareholder accounts and records, furnishing information as to the status of shareholder accounts, processing shareholder service requests, forwarding purchase and redemption requests, responding to telephone inquiries, assisting shareholders with tax information and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. The Distributor pays each firm a service fee, payable monthly, at the annual rate of .15 of 1% on assets attributable to the firm that have been maintained and serviced in Fund accounts.

--------------------------------------------------------------------------------
                                                                      APPENDIX A
                                                                   -------------

                            MONEY MARKET INSTRUMENTS


    The Money Market Portfolio invests in money market instruments maturing in thirteen months or less from the time of investment, including the instruments described below. In addition, the other Portfolios, subject to their respective investment objectives, may invest in certain money market instruments.


    U.S. GOVERNMENT SECURITIES: Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

    U.S. GOVERNMENT AGENCY OR INSTRUMENTALITY SECURITIES: Debt securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although these securities are not direct obligations of the U.S. Government, some are supported by the full faith and credit of the U.S. Treasury; others are supported only by the limited right of the issuer to borrow from the U.S. Treasury; and others depend solely upon the credit of the agency or instrumentality and not the U.S. Treasury.

    OBLIGATIONS OF BANKS OR SAVINGS INSTITUTIONS: Certificates of deposit, bankers' acceptances and other short-term debt obligations of commercial banks or savings and loan associations. None of the Portfolios will invest in any instruments issued by a commercial bank unless it has total assets of at least $100 million and has its deposits insured by the Federal Deposit Insurance
Corporation ("FDIC"). Similarly, the Portfolios will not invest in any instrument issued by a savings and loan association unless it has total assets of at least $100 million, has been issued a charter by the Office of Thrift Supervision ("OTS") or was formerly a member of the Federal Home Loan Bank System and is now subject to regulation by the OTS, and is insured by the FDIC. However, the Portfolios may invest in an obligation of a bank or savings and loan association with assets of less than $100 million if the principal amount of such obligation is fully covered by FDIC insurance. The limit of such coverage is currently $100,000.

    COMMERCIAL PAPER: Short-term unsecured promissory notes issued by corporations, primarily to finance short-term credit needs. The Portfolio will only invest in U.S. dollar-denominated instruments which the Board of Directors determines present minimal credit risks and which, at the time of acquisition, generally are either:

    1. rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO"); or

    2. rated in one of the two highest rating categories by only one NRSRO if that NRSRO is the only NRSRO that has rated the instrument or issuer; or

    3. in the case of an unrated instrument, determined by the Board of Directors to be of comparable quality to either of the above; or

    4. issued by an issuer that has received a rating of the type described in 1 or 2 above on other securities that are comparable in priority and security to the instrument.

    In addition, the Fund will invest in commercial paper issued by major corporations in reliance on the so-called "private placement" exemption from registration by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper") subject to the above noted requirements with respect to ratings. Section 4(2)
paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund, who agree that it is purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Fund's investment adviser considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, the paper will be treated as illiquid unless, pursuant to procedures approved by the Board of Directors, a particular investment in
Section 4(2) paper is determined to be liquid. The investment adviser monitors the liquidity of the Fund's investments in Section 4(2) paper on a continuing basis.

    OTHER CORPORATE DEBT SECURITIES: Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which were not issued as short-term obligations but which have thirteen months or less remaining until maturity. The Portfolio will only invest in such obligations if the Board of Directors determines that they present minimal credit risk and are, at the time of acquisition, rated AA/Aa or better by Standard & Poor's or Moody's and:

    1. determined by the Board of Directors to be of comparable quality to either 1 or 2 above; or

    2. issued by an issuer that has received a rating of the type described in 1 or 2 above on other short-term securities that are comparable in priority and security to the obligation.

    REPURCHASE   AGREEMENTS:      See   "Description   of   Certain   Investment
Techniques--Repurchase Agreements."

    FLOATING AND VARIABLE RATE SECURITIES: The Portfolio may invest in instruments having rates of interest that are adjusted periodically or that float continuously or periodically according to formulas intended to minimize fluctuation in the value of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, a specified market rate such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed rate obligations. Some Variable Rate Securities have a demand feature ("Variable Rate Demand Securities") entitling the purchaser to resell the securities at an amount approximately equal to the principal amount thereof plus accrued interest. As in the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some specified market rate intended to minimize fluctuation in the value of the instruments. Some of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Portfolio determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

--------------------------------------------------------------------------------
                                                                      APPENDIX B
                                                                   -------------

                   PORTFOLIO COMPOSITION FOR HIGH YIELD BONDS


    The tables below reflect the average composition by quality rating of the investment securities of the High Yield Bond Portfolio and the High Grade Bond Portfolio for the fiscal year ended July 31, 1995. Percentages are weighted averages based upon the portfolio composition at the end of each month during the year. The percentage of total assets represented by bonds rated by Moody's and Standard & Poor's ("S&P") is shown. The percentage of total assets represented by unrated bonds is also shown. Although not specifically rated by Moody's or Standard & Poor's, U.S. Government securities are reflected as Aaa and AAA (highest quality) for purposes of these tables. The category noted as "Cash and Other Assets" includes all assets other than the rated and unrated bonds reflected in the table including, without limitation, equity securities, preferred stocks, money market instruments, repurchase agreements and cash.


    The allocations reflected in the tables do not necessarily reflect the view of the investment adviser as to the quality of the bonds in the Portfolio on the date shown; and they are not necessarily representative of the composition of the Portfolio at other times. The composition of the Portfolio will change over time.

                           HIGH YIELD BOND PORTFOLIO
                      COMPOSITION OF PORTFOLIO BY QUALITY


                       PERCENTAGE OF                         PERCENTAGE OF
  MOODY'S RATING       PORTFOLIO BY                           PORTFOLIO BY     GENERAL DEFINITION OF
     CATEGORY         MOODY'S RATINGS   S&P RATING CATEGORY   S&P RATINGS              BOND
-------------------  -----------------  -------------------  --------------  -------------------------
Aaa................          4.61%      AAA................        4.61 %    Highest quality
A..................          2.34       A..................        2.34      Upper medium grade
Baa................          3.35       BBB................        7.43      Medium grade
Ba.................         36.16       BB.................       25.75      Lower medium grade
B..................         47.26       B..................       52.38      Speculative
Caa................           .31       CCC................                  More speculative
Ca.................           .27       D..................         .27      Highly speculative
Not rated..........          2.78       Not rated..........        4.30      Not rated by Moody's or
                                                                              S&P
Cash and Other                          Cash and Other
 Assets............          2.92       Assets.............        2.92
                       -------                               -------
                           100.00%                               100.00 %

                           HIGH GRADE BOND PORTFOLIO
                      COMPOSITION OF PORTFOLIO BY QUALITY


                       PERCENTAGE OF                         PERCENTAGE OF
  MOODY'S RATING       PORTFOLIO BY                           PORTFOLIO BY     GENERAL DEFINITION OF
     CATEGORY         MOODY'S RATINGS   S&P RATING CATEGORY   S&P RATINGS              BOND
-------------------  -----------------  -------------------  --------------  -------------------------
Aaa................         17.49%      AAA................       13.13 %    Highest quality
Aa.................         13.16       AA.................       20.48      High quality
A..................         41.42       A..................       32.33      Upper medium grade
Baa................         13.78       BBB................       19.71      Medium grade
Ba.................          5.24       BB.................                  Lower medium grade
Not rated..........          2.08       Not rated..........        7.52      Not rated by Moody's or
                                                                              S&P
Cash and Other                          Cash and Other
 Assets............          6.83       Assets.............        6.83
                       -------                               -------
                           100.00%                               100.00 %



    The description of each bond quality category set forth in the tables above is intended to be a general guide and not a definitive statement as to how Moody's and Standard & Poor's define such rating category. A more complete description of the rating categories is set forth under "Appendix C--
Description of Corporate Bond Ratings." The ratings of Moody's and Standard & Poor's represent their opinions as to the capacity to pay interest and principal of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and do not evaluate market value risk. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced. Neither event would require a Portfolio to eliminate the obligation from its portfolio. An issue may be unrated simply because the issuer chose not to have it rated, and not necessarily because it is of lower quality. Unrated issues may be less marketable.

--------------------------------------------------------------------------------
                                                                      APPENDIX C
                                                                   -------------

                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

       AAA:
      Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be anticipated are most unlikely to impair the fundamentally strong position of such issues.

        AA:
      Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

         A:
      Bonds that are rated A possess many favorable investment attributes and may be considered as upper medium-grade obligations. This rating indicates an extremely strong capacity to pay principal and interest which is considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       BAA:
      Bonds rated Baa  are considered medium-grade  obligations, i.e., they  are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        BA:
      Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B:
      Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       CAA:
      Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        CA:
      Bonds rated  Ca represent  obligations  which are  speculative in  a  high
      degree.   Such  issues  are   often  in  default   or  have  other  market
      shortcomings.

STANDARD & POOR'S CORPORATION

       AAA:
      Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

        AA:
      Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

         A:
      Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

       BBB:
      Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category, than for bonds in the A category.

     BB-B-CCC-CC:Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


         D:
      Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


      Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        NR:
      Not rated by the indicated rating agency.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

       P-1:
      The rating P-1 is the highest commercial paper rating assigned by Moody's and indicates that, in Moody's opinion, the issuer or supporting institution has a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries, (2) high rates of return on funds employed,
      (3) conservative capitalization structures with moderate reliance on debt and ample asset protection, (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation and (5)
      well-established access to a range of financial markets and assured sources of alternate liquidity.

       P-2:
      The rating P-2 indicates that, in Moody's opinion, the issuer or supporting institution has a strong ability for repayment of senior short-term debt obligations. Strong ability for repayment will normally be evidenced by many of the characteristics listed under the description of "P-1." Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

       A-1:
      This designation indicates that the degree of safety regarding timely payment of debt having an original maturity of no more than 365 days is either overwhelming or very strong.

       A-2:
      This designation indicates that capacity for timely payment of debt having an original maturity of no more than 365 days is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

             Distributed by FBL Investment Advisory Services, Inc.


                          CONFIDENTIAL CUSTOMER RECORD
___________________________________           __________________________________
                 Name of
Customer                                                    Date

These questions are for the purpose of determining the suitability of a Fund investment for you and are asked pursuant to rules established by the Securites and Exchange Commission. Furnishing the answers is voluntary on your part; however, the information will be treated confidentially and is intended to assist in determining an appropriate recommendation.

/ / I elect not to provide the information below.
 1. SEX: / / MALE / / FEMALE
 2. DATE OF BIRTH: _________________________________________________
 3. DEPENDENT CHILDREN: Number _______ Age of youngest _______ Age of oldest
_______

 4. PRINCIPAL OCCUPATION: ______________________________________________________


 5. NAME AND ADDRESS OF EMPLOYER: ______________________________________________

                                  ______________________________________________
 6. INSURANCE ON LIFE OF CUSTOMER: / / Less than $25,000 / / $25,000 to $50,000
                                   / / $50,000 to $100,000 / / $100,000 or over
 7. INVESTMENT OBJECTIVE: / / Growth of Investment
                          / / Other (Specify) __________________________________
 8. NET WORTH: / / Less than $25,000 / / $25,000 to $50,000 / / $50,000 to
$100,000 / / $100,000 or over
 9. SAVINGS: / / Less than $5,000 / / $5,000 to $10,000 / / $10,000 to $25,000
/ / $25,000 or over
10. OTHER ASSETS:
    Amount / / Less than $10,000 / / $10,000 to $50,000 / / $50,000 to $100,000
    / / $100,000 or over
    Description ________________________________________________________________
   __
   __

11. ANNUAL INCOME: / / Less than $10,000 / / $10,000 to $25,000
                / / $25,000 to $50,000 / / $50,000 to $100,000 / / $100,000 or
over

12. OTHER INFORMATION CONSIDERED IN MAKING AN INVESTMENT RECOMMENDATION:
    ____________________________________________________________________________
   __
   __
    ___________________________________      ___________________________________
     Signature of Customer          Signature of Representative

INVESTMENT ADVISER, DISTRIBUTOR,              CUSTODIAN
SHAREHOLDER SERVICE, DIVIDEND                 Bankers Trust Company
DISBURSING AND TRANSFER AGENT                 Global Assets -- Insurance Group
FBL Investment Advisory Services, Inc.        16 Wall Street
5400 University Avenue                        New York, New York 10005
West Des Moines, Iowa 50266

LEGAL COUNSEL                                 INDEPENDENT AUDITORS
Vedder, Price, Kaufman & Kammholz             Ernst & Young LLP
Suite 2600                                    Suite 3400
222 North LaSalle Street                      801 Grand Avenue
Chicago, Illinois 60601                       Des Moines, Iowa 50309

        ------------------------------------------------------------------------
                                                   Farm Bureau Mutual Funds

                            FBL Series Fund, Inc.

                                           R

                                PROSPECTUS
                                DECEMBER 1, 1995

                                           INVESTMENT MANAGER AND
                                           PRINCIPAL UNDERWRITER

                                           FBL INVESTMENT ADVISORY
                                           SERVICES, INC.

                                           5400 UNIVERSITY AVENUE
                                           WEST DES MOINES, IA 50266
                                           1-800-247-4170 (OUTSIDE IOWA)
                                           1-800-422-3175 (IN IOWA)
                                                225-5586 (DES MOINES)

FARM BUREAU MUTUAL FUNDS
        [LOGO]
5400 UNIVERSITY AVENUE
WEST DES MOINES, IOWA 50266

737-018(12/95)

                                     PART B

                            FARM BUREAU MUTUAL FUNDS


                              FBL SERIES FUND, INC.
                             5400 University Avenue
                          West Des Moines, Iowa  50266
                                 (515) 225-5586

                       STATEMENT OF ADDITIONAL INFORMATION


                                December 1, 1995


     FBL Series Fund, Inc. (the "Fund") is an open-end, diversified management investment company that consists of six Portfolios: the Growth Common Stock Portfolio, High Grade Bond Portfolio, High Yield Bond Portfolio, Managed Portfolio, Money Market Portfolio and Blue Chip Portfolio. Each Portfolio has distinct investment objectives and policies and each is in effect a separate fund issuing its own shares.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated December 1, 1995. A copy of the Prospectus may be obtained without charge by writing or calling the Fund at the address and telephone number shown above.

                                TABLE OF CONTENTS


                                                                        Page
                                                                        ----
INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES . . . . . . . . . . . .   B-1
  Loans of Portfolio Securities. . . . . . . . . . . . . . . . . . . .   B-1
  Covered Call Options . . . . . . . . . . . . . . . . . . . . . . . .   B-2
  Ginnie Mae Certificates. . . . . . . . . . . . . . . . . . . . . . .   B-2

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . .   B-4
  Fundamental Policies . . . . . . . . . . . . . . . . . . . . . . . .   B-4
  Non-Fundamental (Operating) Policies . . . . . . . . . . . . . . . .   B-6

OFFICERS AND DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . .   B-7

INVESTMENT ADVISER . . . . . . . . . . . . . . . . . . . . . . . . . .  B-12

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS . . . . . . . . . . .  B-15

UNDERWRITING AND DISTRIBUTION EXPENSES . . . . . . . . . . . . . . . .  B-16

PURCHASES AND REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . .  B-17

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-18
  Money Market Portfolio . . . . . . . . . . . . . . . . . . . . . . .  B-18
  Other Portfolios . . . . . . . . . . . . . . . . . . . . . . . . . .  B-19

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-20

DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . .  B-21
  Money Market Portfolio . . . . . . . . . . . . . . . . . . . . . . .  B-21

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . .  B-21

SHAREHOLDER VOTING RIGHTS. . . . . . . . . . . . . . . . . . . . . . .  B-27

RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-27
  Self-Employed Individual Retirement Plans. . . . . . . . . . . . . .  B-27
  Individual Retirement Accounts . . . . . . . . . . . . . . . . . . .  B-28
  Tax-Sheltered 403(b) Plans . . . . . . . . . . . . . . . . . . . . .  B-28
  Corporate Pension and Profit Sharing Plans . . . . . . . . . . . . .  B-28
  Public Employer Deferred Compensation Plans. . . . . . . . . . . . .  B-29
  General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-29

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . .  B-29
  Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-29
  Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . .  B-30
  Accounting Services. . . . . . . . . . . . . . . . . . . . . . . . .  B-30
  Shareholder Service, Dividend Disbursing and Transfer Agent. . . . .  B-30
  Legal Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-30

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .  B-30

                 INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

     The investment objectives and policies of each of the Fund's six Portfolios are set forth in the Prospectus under the heading "Investment Objectives and Policies of the Portfolios." A description of certain investment strategies and techniques applicable to some or all of the Portfolios is set forth in the Prospectus under the heading "Description of Certain Investment Techniques." A description of the money market instruments in which the Money Market Portfolio may invest is contained in Appendix A to the Prospectus. A description of the corporate bond and commercial paper ratings of Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") is contained in the Prospectus.

     The following is intended to augment the explanation in the Prospectus of certain investment strategies and techniques applicable to one or more of the Portfolios.

LOANS OF PORTFOLIO SECURITIES

     Each Portfolio may from time to time lend securities (but not in excess of 20% of its assets) from its portfolio to brokers, dealers and financial institutions, provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (ii) the Portfolio may at any time call the loan and regain the securities loaned; and (iii) the Adviser (under the review of the Board of Directors) has reviewed the creditworthiness of the borrower and found such creditworthiness satisfactory. The collateral will be invested in short-term securities, the income from which will increase the return to the Portfolio.

     The Portfolio will retain all rights of beneficial ownership in the loaned securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. The Portfolio may pay reasonable administrative, custodial and finders' fees to persons unaffiliated with the Fund in connection with the arranging of such loans. Unless certain requirements contained in the Internal Revenue Code are satisfied, the dividends, interest and other distributions received by the Portfolio on loaned securities may not be treated for tax purposes as qualified income for the purposes of the 90% test discussed under "Taxes." Each Portfolio intends to loan portfolio securities only to the extent that such activity does not jeopardize the Portfolio's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

COVERED CALL OPTIONS

     Each Portfolio (other than the Money Market Portfolio) may write (sell) covered call options on its portfolio securities in seeking to enhance investment performance. A call option is a short-term contract, ordinarily having a duration of nine months or less, which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option period. An option is "covered" if the writer owns the optioned security.

     A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will forego the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss if the price of the security declines, and the premium is intended to offset any such loss in whole or in part. A Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer and that in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

     A Portfolio may write covered call options on debt securities that are traded over-the-counter. When a Portfolio writes an over-the-counter option, there is no assurance that the Portfolio will be able to enter into a closing purchase transaction. It may not always be possible for the Portfolio to negotiate a closing purchase transaction with the same dealer for the same exercise price and expiration date as the option which the Portfolio previously had written. Although the Portfolio may choose to purchase an option from a different dealer, the Portfolio would then be subject to the additional credit risk of such dealer. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise.

GINNIE MAE CERTIFICATES

     The High Grade Bond Portfolio, High Yield Bond Portfolio and Managed Portfolio may each invest in Ginnie Mae certificates ("Ginnie Maes"). Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee and represent an interest in pools of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans Administration. Scheduled payments of principal and interest are made to the registered holders of the Ginnie Maes. The Government National Mortgage Association ("GNMA") guarantees the timely payment of monthly installments of principal and interest on Ginnie Maes at the time such payments are due, whether or not such amounts are collected on the underlying mortgages by the issuer of the Ginnie Maes. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these Ginnie Maes, and an assistant attorney general of the United States has rendered an opinion that this guarantee by GNMA is a general obligation of the United States backed by its full faith and credit.

     The Ginnie Maes in which these Portfolios may invest are of the "modified pass-through" type, which means that GNMA guarantees the timely payment of principal and interest installments (whether or not the amounts are collected by the issuer of the Ginnie Maes). Under the other general type of Ginnie Maes, referred to as "straight pass-through" Ginnie Maes, the payment of principal and interest on a timely basis is not guaranteed.

     The average life of Ginnie Maes varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments or refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. Due to the guarantee of Ginnie Maes by GNMA, foreclosures impose no risk to the principal invested.

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of Ginnie Maes is approximately 12 years. For this reason, it is standard practice to treat Ginnie Maes as 30-year mortgage-backed securities that prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

     The coupon rate of interest on Ginnie Maes is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, but only by the amount of the fees paid to GNMA and the issuer. Such fees in the aggregate usually amount to approximately 1/2 of 1%.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average-life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Prepayments generally occur when interest rates have fallen. Reinvestments of prepayments at such times will be at lower rates, which would lower the return of the Portfolios. The actual yield of each Ginnie Mae is influenced by the prepayment experience of the mortgage pool underlying the certificates and may differ from the yield based on the assumed average life. Interest on Ginnie Maes is paid monthly rather than semi-annually as for traditional bonds.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

     In seeking to achieve its investment objective(s), each Portfolio has adopted the following investment restrictions. These are fundamental policies and may not be changed without a majority vote of the outstanding shares of each Portfolio affected. As used in this Statement of Additional Information and in the Prospectus, the phrase "majority vote" of a Portfolio (or the Fund) means the vote of the lesser of (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio (Fund). A change in policy by only one Portfolio may be effected by a majority vote of the outstanding shares of that Portfolio.

Except as noted below, each Portfolio may not:

     1. Purchase securities of any issuer (other than U.S. Government securities or government agency securities) if, as a result, more than 5% of the value of the Portfolio's assets (taken at value) would be invested in securities of that issuer.

     2. Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. (For this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stocks of an issuer are considered as one class.)

     3. Concentrate its investments in any one industry; however, it may invest up to 25% of the value of its assets in any one industry. This restriction does not apply to U.S. Government securities or government agency securities (or, with respect to the Money Market Portfolio, obligations of banks or savings institutions), or to instruments, such as repurchase agreements, secured by these instruments.

     4. Purchase securities of other investment companies except by purchase in the open market involving only customary brokers' commissions (and in no event to the extent of more than 5% of the value of the Portfolio's total assets), or as part of a merger, consolidation or acquisition of assets.

     5. Purchase or sell (although it may purchase securities of issuers which invest or deal in) interests in oil, gas or other mineral exploration or development programs, real estate, commodities or commodity contracts.

     6. Purchase any securities on margin (except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same condition.

     7. Purchase or retain the securities of any issuer if any of the officers or directors of the Fund or of its investment adviser own individually more than one-half of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     8. Issue senior securities, except as appropriate to evidence indebtedness which a Portfolio is permitted to incur pursuant to (9) below.

     9. Borrow money, except from banks for temporary or emergency purposes, and in no event in excess of 5% of its total net assets, or pledge or mortgage more than 15% of its gross assets.

     10. Underwrite securities issued by others, except that it may be deemed to be a statutory underwriter in the sale of any so-called restricted securities which require registration under the Securities Act of 1933. In this connection, a Portfolio will not invest more than 10% of the value of its total assets in securities which are subject to legal or contractual restrictions on resale, or are not readily marketable. No Portfolio has made, or has a present intention of making, any such investments.

     11. Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other investment company and client accounts managed by the Fund's investment adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution, or to obtain securities on more favorable terms).

     12. Alone, or together with any other Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

     13. Lend money or securities, except as provided in (14) below (the making of demand deposits with banks, and the purchase of securities such as bonds, debentures, commercial paper and short-term obligations in accordance with the Portfolio's investment objectives and policies, shall not be considered the making of a loan). In addition, each Portfolio may not invest more than 10% of its total assets (taken at market value at the time of each purchase) in repurchase agreements maturing in more than seven days.

     14.  Lend its portfolio securities in excess of 20% of its net assets.

     15. Invest in foreign securities except for foreign equity securities traded on U.S. exchanges and payable in U.S. dollars (and in no event in excess of 25% of the Portfolio's net assets).

     16. Write, purchase or sell puts, calls or combinations thereof, other than writing covered call options.

     17. Invest more than 5% of the value of its total assets in securities of companies which have a record of less than three years continuous operation, including in such three years the operation of any predecessor company or companies, partnership or individual proprietorship if the company whose securities are to be purchased by the Fund has come into existence as a result of a merger, consolidation or reorganization or the purchase of substantially all of the assets of such predecessor.

     The investment restrictions for the Blue Chip Portfolio are the same as those for the other Portfolios except that investment restriction number 1 shall be applicable to only 75% of the value of the Blue Chip Portfolio's total assets.

NON-FUNDAMENTAL (OPERATING) POLICIES

     The following are non-fundamental (operating) policies approved by the Board of Directors. Such policies may be changed by the Board of Directors without approval of the Shareholders.

     Each Portfolio shall not:

     (a) invest more than 10% of its total net assets in illiquid securities, which includes repurchase agreements maturing in more than 7 days, securities used to cover covered calls options written by a Portfolio, and any security which is subject to restriction upon disposition or otherwise considered to be illiquid.

     The Growth Common Stock Portfolio shall not:

     (b) purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio at any time in units or attached to securities are not subject to this restriction; or

     (c) purchase securities which are subject to legal or contractual restrictions on resale in excess of 5% of the value of the Portfolio's net assets.

     The term "government agency securities" for purposes of investment restriction 3 has the same meaning as that set forth in Appendix A to the Prospectus. The term "commodities or commodity contracts" as used in investment restriction 5 includes futures contracts.


     If a percentage increase is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

                             OFFICERS AND DIRECTORS


     The officers and directors of the Fund, their age and their principal occupations for the past five years are set forth below, though corporate positions may, in some instances, have changed during this period. The address of the officers of the Fund is 5400 University Avenue, West Des Moines, Iowa 50266. The directors listed with an asterisk are "interested persons" of the Fund as defined in the Investment Company Act of 1940.



MERLIN D. PLAGGE*, PRESIDENT AND DIRECTOR (65)



     Farmer; President and Director, Iowa Farm Bureau Federation, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, FBL Insurance Brokerage, Inc., Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company, FBL Financial Services, Inc., BIC, Inc., and Farm Bureau Agricultural Business Corporation; Director, Western Farm Bureau Management Corporation, Western Farm Bureau Life Insurance Company, Western Agricultural Insurance Company and American Agricultural Insurance Company.



EUGENE R. MAAHS*, SENIOR VICE PRESIDENT, SECRETARY-TREASURER AND DIRECTOR (64)



     Senior Vice President and Secretary-Treasurer, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company, FBL Financial Services, Inc. and FBL Insurance Brokerage, Inc.; Executive Director and Secretary-Treasurer, Iowa Farm Bureau Federation; Senior Vice President and Assistant Secretary-Treasurer, South Dakota Farm Bureau Mutual Insurance Company; Vice President and Treasurer, Farm Bureau Management Corporation; Former Administrative Director, Iowa Farm Bureau Federation; Former Executive Vice President and Director, Communications Providers, Inc.; Co-Owner, Country Gardens.

STEPHEN M. MORAIN*, SENIOR VICE PRESIDENT, GENERAL COUNSEL, ASSISTANT SECRETARY AND DIRECTOR (50)



     General Counsel and Assistant Secretary, Iowa Farm Bureau Federation; General Counsel, Secretary and Director, Farm Bureau Management Corporation; Senior Vice President and General Counsel, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company, FBL Financial Services, Inc., FBL Insurance Brokerage, Inc. and South Dakota Farm Bureau Mutual Insurance Company; Senior Vice President, General Counsel and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.; Director, Computer Aided Design Software, Inc. and Iowa Business Development Finance Corporation; Chairman, Edge Technologies, Inc.



THOMAS R. GIBSON, EXECUTIVE VICE PRESIDENT AND GENERAL MANAGER (51)



     Executive Vice President and General Manager, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Western Farm Bureau Life Insurance Company, Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company, FBL Insurance Brokerage, Inc., FBL Financial Services, Inc., and South Dakota Farm Bureau Mutual Insurance Company; Executive Vice President, General Manager and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.



TIMOTHY J. HOFFMAN, VICE PRESIDENT, CHIEF MARKETING OFFICER (45)



     Vice President, Chief Marketing Officer, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Western Farm Bureau Life Insurance Company, Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company, FBL Financial Services, Inc., South Dakota Farm Bureau Mutual Insurance Company and FBL Insurance Brokerage, Inc. President and Director, FBL Marketing Services, Inc. and FBL Educational Services, Inc.; Vice President, Chief Marketing Officer and Director, FBL Investment Advisory Services, Inc.



WILLIAM J. ODDY, VICE PRESIDENT, CHIEF OPERATING OFFICER AND ASSISTANT GENERAL MANAGER (51)




     Vice President, Chief Operating Officer and Assistant General Manager, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Western

     Farm Bureau Life Insurance Company, FBL Insurance Brokerage, Inc., Utah Farm Bureau Insurance Company, Farm Bureau Mutual Insurance Company, South Dakota Farm Bureau Mutual Insurance Company and FBL Financial Services, Inc.; President, Treasurer and Director, Communications Providers, Inc.; Vice President, Chief Operating Officer, Assistant General Manager, Treasurer and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.; President and Director, FBL Real Estate Ventures, Ltd. and RIK, Inc.



RICHARD D. WARMING, VICE PRESIDENT, CHIEF INVESTMENT OFFICER (62)



     Vice President, Chief Investment Officer and Assistant Treasurer, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Western Farm Bureau Life Insurance Company, FBL Insurance Brokerage, Inc., Utah Farm Bureau Insurance Company, FBL Financial Services, Inc., Farm Bureau Mutual Insurance Company; Western Agricultural Insurance Company, Western Farm Bureau Mutual Insurance Company and South Dakota Farm Bureau Mutual Insurance Company; President and Director, FBL Leasing Services, Inc. and FBL Investment Advisory Services, Inc.; Vice President, Chief Investment Officer and Director, FBL Marketing Services, Inc.; Vice President, Secretary and Director, RIK, Inc; Secretary and Director, FBL Real Estate Ventures, Ltd.



DENNIS M. MARKER, INVESTMENT VICE PRESIDENT, ADMINISTRATION AND ASSISTANT SECRETARY (44)




     Investment Vice President, Administration, Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Western Farm Bureau Life Insurance Company, FBL Insurance Brokerage, Inc., Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company and South Dakota Farm Bureau Mutual Insurance Company; Vice President and Director, FBL Leasing Services, Inc.; Investment Vice President, Administration, Secretary and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.



SUE A. CORNICK, MARKET CONDUCT AND MUTUAL FUNDS MANAGER AND ASSISTANT SECRETARY
(35)



     Market Conduct and Mutual Funds Manager and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

KRISTI ROJOHN, ASSISTANT SECRETARY (32)


     Senior Compliance Assistant and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.


ELAINE A. FOLLOWWILL, ASSISTANT SECRETARY (25)



     Compliance Assistant and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.



DONALD G. BARTLING, DIRECTOR (68)
Box 104
Herman, Nebraska  68029


     Farmer; Partner, Bartling Brothers Partnership (farming business) and BBK (farming partnership); Director, Papio Missouri River Natural Resources District.


JOHN R. GRAHAM, DIRECTOR (50)
1512 Country Club Place
Manhattan, Kansas  66502



     Executive Vice President, Kansas Farm Bureau, Kansas Farm Bureau Services, Kansas Agricultural Marketing Association, FB Services Insurance Agency, Kansas Farm Bureau Life Insurance Company, The Farm Bureau Mutual Insurance Company, Inc., Kansas Farm Bureau Reinsurance Company, Inc. and KFB Insurance Company, Inc.; Chairman, Chief Executive Officer and Director, FB Capital Management, Inc. of Kansas; Director, National Association of Independent Insurers, Didde Corporation, Farm Bureau Mutual Insurance Agency of Kansas and Kansas State Travel Agency, Inc.; Partner, Arthur-Graham Rental Properties, CM Brass and G&H Real Estate Investments; Trustee, Master Teacher Employee Benefit Pension Trust.



ERWIN H. JOHNSON, DIRECTOR (52)
1841 March Avenue
Charles City, Iowa 50616


     Farmer; Owner and Manager, Center View Farms Co.; Director, First Security Bank and Trust Co., Charles City, Iowa; Farm Associate, Iowa State University Cooperative Extension Service; Voting Delegate, Former President and Director, Floyd County Farm Bureau.

ANN JORGENSEN, DIRECTOR (55)
R.R. 1, Box 43
Garrison, Iowa  52229


     Private Investor; Farm and Business Management; Partner, Jorg-Anna Farms; President and Founder, Farm Home Offices; Vice President, Timberlane Hogs Limited; Director, Iowa Department of Economic Development; Chairperson, Rural Development Council; Member, Iowa Agriculture Products Advisory Council; Secretary, Iowa Public Television Foundation, Iowa Freedom International Foundation; Friends of the U.I.H.C.; Former Director and Chairperson, Iowa's Alcoholic Beverage Control Commission; Former Regent, State of Iowa Board of Regents; Former Director, Iowa Public Television and University of Iowa Hospitals and Clinics.


DALE W. NELSON, DIRECTOR (76)
4216 Patricia Drive
Des Moines, Iowa 50322


     Retired; Former Executive Director and Secretary-Treasurer, Iowa Farm Bureau Federation and affiliated companies; Former Senior Vice President, Secretary-Treasurer and Director of the Fund and FBL Money Market Fund, Inc..


CURTIS C. PIETZ, DIRECTOR (64)
R. R. 3, Box 79
Lakefield, Minnesota  65150


     Farmer; Director and Part Owner, Storden Seed and Chemical Service, Inc.; Director, Minnesota Rural Finance Authority; Former Program Evaluator, Minnesota Department of Vocational Education; Former President, Jackson County Farm Bureau; Former Chairman and Director, Southwest Farm Management Association; Director, F.C.S.


     The officers and directors of the Fund also serve in similar capacities as officers and directors of FBL Money Market Fund, Inc., and as officers and trustees of FBL Variable Insurance Series Fund. Several of the officers and directors of the Fund are also officers and directors of the Adviser. The Fund pays no direct remuneration to any officer of the Fund. Each of the directors who is not affiliated with the Adviser receives a fee of $115 plus expenses for each directors' meeting attended. For the fiscal year ended July 31, 1995, directors fees paid by the Fund totalled $2,580.



     The following table sets forth the compensation received by all Directors of the Fund, for the fiscal year ended July 31, 1995. The information in the last column of the table sets forth the total compensation received by all Directors for calendar year 1994 for services as a Director of the Fund and other funds in the FBL Family.



                                                            Pension and
                                        Aggregate            Retirement             Total Compensation
                                      Compensation        Benefits Accrued        from all funds in the
Name of Director                      From the Fund   as Part of Fund Expenses         FBL Family
----------------                      -------------   ------------------------    ---------------------
Donald G. Bartling                      $   430                   0                       $ 1,200
John R. Graham                              430                   0                         1,200
Erwin H. Johnson                            430                   0                         1,200
Ann Jorgensen                               430                   0                         1,200
Eugene R. Maahs                               0                   0                             0
Stephen M. Morain                             0                   0                             0
Dale W. Nelson                              430                   0                         1,200
Curtis C. Pietz                             430                   0                         1,200
Merlin D. Plagge                              0                   0                             0



     As of October 31, 1995, the officers and directors as a group owned less than 1% of the then outstanding shares of the Fund.


                               INVESTMENT ADVISER


     The following information supplements the information set forth in the Prospectus under "Management of the Fund -- Investment Adviser." Pursuant to an Investment Advisory and Management Services Agreement dated November 11, 1987 ("Agreement"), FBL Investment Advisory Services, Inc. ("FBL" or the "Adviser") acts as the Fund's investment adviser and manager subject to the review of the Fund's Board of Directors. The Adviser is a wholly-owned subsidiary of FBL Financial Services, Inc., which is a wholly-owned subsidiary of Farm Bureau Life Insurance Company, an Iowa insurance company, which is a wholly-owned subsidiary of Farm Bureau Multi-State Services, Inc., an Iowa corporation, 64% of whose outstanding voting shares are in turn owned by Iowa Farm Bureau Federation an Iowa not-for-profit corporation. The Adviser also acts as an investment adviser to individuals, institutions and two other mutual funds: FBL Money Market Fund, Inc. and FBL Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.


     The Adviser subscribes to leading bond information services and receives published reports and statistical compilations from the issuers directly, as well as analyses from brokers and dealers who may execute portfolio transactions for the Fund or the Adviser's other clients. The Adviser regards this information and material, however, as an adjunct to its own research activities.

     Under the Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision, and furnishes an investment program consistent with the investment objectives and policies of each Portfolio, determining for each Portfolio, what securities shall be purchased and sold and what portion of the Portfolio's assets shall be held uninvested, subject always to: (i) the provisions of the articles of incorporation, the Fund's by-laws, the Investment Company Act of 1940 and applicable requirements of the Internal Revenue Code; (ii) the Portfolio's investment objectives, policies and restrictions; and (iii) such policies and instructions as the Board of Directors may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors (and any committees thereof) regarding the conduct of the business of the Fund. The Adviser has agreed to arrange for any of its officers or directors to serve without salary as directors, officers or agents of the Fund if duly elected to such positions.

     The Adviser, at its expense, furnishes the Fund with office space and facilities, simple business equipment, advisory, research and statistical facilities, and clerical services and personnel to administer the business affairs of the Fund. As compensation for the Adviser's investment advisory, management and clerical services, as well as the facilities it provides and the expenses it assumes, the Agreement provides for the payment of a monthly fee as described in the Prospectus.

     The Adviser is not required to pay expenses of the Fund other than those set forth above. Each Portfolio will pay all other expenses incurred in its operation, including a portion of the Fund's general administrative expenses, allocated on the basis of the Portfolio's net asset value. Expenses that will be borne directly by the Portfolios include, but are not limited to, the following: net asset value calculations; portfolio transaction costs; interest on Fund obligations; stock certificates; miscellaneous reports; membership dues; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements, reports and notices to shareholders; all expenses of registering the Fund's shares under federal and state securities laws; the typesetting costs of printing Fund prospectuses and supplements thereto; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; the fees and expenses of independent public auditors, legal counsel, custodian, dividend disbursing and transfer agent; fees of directors who are not affiliated with the Adviser; insurance premiums for fidelity bond and other coverage of the Fund's operations; and such non-recurring expenses as may arise including actions, suits or proceedings affecting the Fund and the legal obligation the Fund may have to indemnify its officers and directors with respect thereto. See "Underwriting and Distribution Expenses" and "Other Information -- Accounting Services" for a description of certain other Fund expenses.

     The Agreement was approved on November 11, 1987 by a vote of the shareholders of Farm Bureau Growth Fund, Inc.(1) and on December 1, 1987 by Farm Bureau Life Insurance Company as the then sole shareholder of each of the other seven Portfolios of the Fund, and was most recently approved for continuance on August 17, 1995, by the Board of Directors, including a vote of a majority of the Directors who are not "interested persons" of either party to the Agreement. Unless earlier terminated as described below, the Agreement will remain in effect until November 30, 1996. Thereafter, the Agreement will continue in effect, with respect to a Portfolio, from year to year so long as its continuation is approved at least annually by (a) the vote of a majority of those Directors who are not parties to the Agreement or "interested persons" of either party to the Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the Directors or (ii) the vote of a majority of the outstanding shares of such Portfolio.


     The Agreement will be deemed to have been approved (or amended) by the shareholders of any Portfolio if a majority of the outstanding shares of that Portfolio vote for approval (or amendment) of the Agreement, notwithstanding
(a) that the Agreement has not been approved (or amended) by a majority of the outstanding shares of any other Portfolio, and (b) that the Agreement has not been approved (or amended) by a vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated without penalty at any time upon 60 days' notice by either party, and will terminate automatically upon assignment.

     The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

     Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of such transactions will not be influenced by existing or potential custodial or other Fund relationships.

------------------------
     (1) The Fund, which was incorporated in Maryland on August 14, 1970, was known as Farm Bureau Growth Fund, Inc. prior to the effectiveness of Articles of Amendment to its charter on December 1, 1987 which, among other things, changed its name to FBL Series Fund, Inc. and established eight Portfolios of the Fund and designated the then current assets, liabilities and shareholders of Farm Bureau Growth Fund, Inc. as the assets, liabilities and shareholders of the Growth Common Stock Portfolio of FBL Series Fund, Inc. The meaning of the term "Growth Common Stock Portfolio" as used herein includes, where appropriate, Farm Bureau Growth Fund, Inc. prior to December 1,
1987.

     The investment advisory and management fee expense for the fiscal years ended July 31, 1995, 1994 and 1993 was $331,615, $294,555 and $217,543,
respectively, for the Growth Common Stock Portfolio; $31,381, $30,712 and $31,638, respectively, for the High Grade Bond Portfolio; $35,015, $33,735 and $28,620, respectively, for the High Yield Bond Portfolio; $118,526, $85,361 and $30,189, respectively, for the Managed Portfolio; $10,035, $10,596 and $10,643, respectively, for the Money Market Portfolio; and $19,647, $14,982 and $12,007, respectively, for the Blue Chip Portfolio.


                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     With respect to transactions in portfolio securities, whether through a broker as agent or with a dealer as principal, the Adviser endeavors to obtain for the Fund the most favorable prices and efficient execution of orders. Subject to this primary consideration, the Adviser may place a Portfolio's transactions with firms that furnish research, statistical and other services. In particular, the Adviser may direct brokerage transactions to a specific broker in return for certain data and research-oriented software. Certain affiliates of the Adviser also place portfolio transactions with these brokerage firms, and such affiliates share the benefits of the research and other services obtained from these brokers.

     Brokerage research services, as provided in Section 28(e) of the Securities Exchange Act of 1934, include: advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends; portfolio strategy and performance of accounts; and the execution of securities transactions and performance of functions incidental thereto (such as clearance and settlement).


     The Fund paid brokerage commissions during the fiscal years ended July 31, 1995, 1994 and 1993 of $199,427, $156,305 and $95,696, respectively. The
Adviser regards information that is customarily available only in return for brokerage as among the many elements to be considered in arriving at investment decisions. No specific value can be determined for most such information and services and they are deemed supplemental to the Adviser's own efforts in the performance of its duties under the investment advisory agreement. Neither the Adviser nor any of its affiliates will receive any brokerage business arising out of the portfolio transactions of the Fund.


     If, in the judgment of the Adviser, the Fund or any Portfolio will be benefited by such supplemental research services, the Fund or such Portfolio is authorized to pay greater spreads or commissions than another broker or dealer may charge for the same transaction. Accordingly, while the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available in every case. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

     The Portfolios may deal in some instances in securities that are not listed on a national securities exchange but rather are traded in the over-the-counter market. The Portfolios may also purchase listed securities through the "third market." Where transactions are executed in the over-the-counter market or third market, the Adviser will seek to deal with primary market makers but, when necessary, will utilize the services of brokers. In all such cases, the Adviser will attempt to negotiate the best price and execution. Money market instruments are generally traded directly with the issuer. On occasion, other securities may be purchased directly from the issuer. The cost of a Portfolio's securities transactions will consist primarily of brokerage commissions or dealer or underwriter spreads.

     Certain investments may be appropriate for certain of the Portfolios and for other clients advised by the Adviser. Investment decisions for the Portfolios and such other clients are made with a view to achieving their respective investment objectives and after consideration of factors such as their current holdings, availability of cash for investment and the size of their investments in general. Frequently, a particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more Portfolios or other clients at the same time. In such event, such transactions will be allocated among the Portfolios or other clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. It is the opinion of the Board of Directors that the benefits available because of the Adviser's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions. Purchase and sale orders for a Portfolio may be combined with those of other Portfolios or other clients of the Adviser in the interest of the most favorable net results to the Portfolio.

                     UNDERWRITING AND DISTRIBUTION EXPENSES

     FBL Investment Advisory Services, Inc. (the "Distributor") also serves as principal underwriter for the Fund under an Underwriting Agreement dated December 31, 1983, and as distributor of the Fund's shares under a Distribution Plan and Agreement dated December 1, 1987, as amended November 25, 1991 ("Distribution Agreement"). See "General Information--Distributor" in the Prospectus. The Distributor bears all its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions, the preparation and distribution of advertising or sales literature, and bears the cost of printing and mailing prospectuses to persons other than shareholders. The Fund bears the cost of qualifying and maintaining the qualification of its shares for sale under the securities laws of the various states and the expense of registering its shares with the Securities and Exchange Commission.

     The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Fund, including the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by the Distributor upon six months' notice. Termination by the Fund may be by vote of a majority of the Board of Directors, or a majority of the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or a "majority of the outstanding voting securities" of the Fund as defined under the Investment Company Act of 1940. The Distribution Agreement may not be amended to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of the Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement. Shareholders vote in the aggregate and not by Portfolio with respect to the Distribution Agreement.

     Pursuant to an action by the Board of Directors on August 15, 1991, the Board approved an amendment to the Distribution Agreement which provided for a reduction in the distribution services fee and approved an Administrative Services Agreement between the Fund and the Distributor which provides for an administrative services fee to be paid to the Distributor. Effective November 25, 1991, the distribution services fee paid by the Fund to the Distributor was lowered from .75% to .50% of average daily net assets of the Fund and an administrative services fee of .25% of average daily net assets of the Fund will be paid by the Fund to the Distributor.


     The Fund paid annual distribution fees to the Distributor during the fiscal years ended July 31, 1995, 1994 and 1993 of $553,282, $477,956 and
$345,586, respectively. During the fiscal year ended July 31, 1995, of the aggregate amount of distribution fees paid to the Distributor, $165,967 was paid to FBL Marketing Services, Inc., an affiliate of the Distributor, $24 was paid to other dealers and the balance of $387,291 was retained by the Distributor. During the fiscal year ended July 31, 1995, the Distributor incurred expenses in the approximate amounts noted: $394,111 for commissions paid to Dealers for Fund sales, $171,343 for management services, $20,513 for rent, $17,424 for report costs, $9,839 for telephone, $5,763 for postage, $3,014 for printing and office supplies, and $2,939 for furniture and equipment.

     During the fiscal years ended July 31, 1995, 1994 and 1993 the Distributor received $135,141, $49,718 and $75,251, respectively, in contingent deferred sales charges.


     The Distributor also acts as principal underwriter and sole distributor of the shares of FBL Money Market Fund, Inc. and FBL Variable Insurance Series Fund.

                            PURCHASES AND REDEMPTIONS

     The following supplements the discussion in the Prospectus under the headings "How to Buy Shares" and "How to Redeem Shares."

     Shares of each Portfolio are sold at their respective net asset value next determined after an order for purchase and payment are received in proper form.

     Shares of each Portfolio are redeemed at their respective net asset value next determined after a request for redemption is received in proper form. The Fund may suspend the right of redemption or postpone the date of payment, with respect to the shares of a Portfolio, during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for trading (other than customary weekend and holiday closing); (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of such Portfolio's securities, or determination of the net asset value of such Portfolio, is not reasonably practicable; or (c) the Securities and Exchange Commission by order permits such suspension for the protection of Shareholders.
 In such event, redemption will be effected at the net asset value next determined after the suspension has been terminated unless the Shareholder has withdrawn the redemption request in writing and the request has been received by FBL Investment Advisory Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, prior to the day of such determination of net asset value.

                                 NET ASSET VALUE

     The following supplements the discussion in the Prospectus under the heading "Net Asset Value Information."

MONEY MARKET PORTFOLIO

     The net asset value per share of the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities (including dividends payable), by the number of shares outstanding.
 The assets are determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The purpose of the amortized cost method of valuation is to attempt to maintain a constant net asset value per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio securities. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the portfolio securities, valued at amortized cost, with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for those instruments. If a deviation of 1/2 of 1% or more between the Portfolio's $1.00 per share net asset value and the net asset value calculated by reference to market valuations were to occur, or if there were any other deviations which the Board of Directors believes would result in dilution or other unfair results material to Shareholders, the Board of Directors would consider what action, if any, should be initiated.

     The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a Portfolio holding higher yielding securities can be expected to increase; when yields increase, the market value of a Portfolio invested at lower yields can be expected to decline. In addition, if the Portfolio has net redemptions at a time when interest rates have increased, the Portfolio may be forced to sell portfolio securities prior to maturity at a price below the Portfolio's carrying value. Also, because the Portfolio generally will be valued at amortized cost rather than market value, any yield quoted may be different from the yield that would result if the entire Portfolio were valued at market value, since the amortized cost method does not take market fluctuations into consideration.

OTHER PORTFOLIOS

     The net asset value per share of each Portfolio other than the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the number of Portfolio shares then outstanding. Securities traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities, other than money market instruments, traded in the over-the-counter market are valued at the mean between the bid and asked prices or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Money market instruments are valued at market value, except that instruments maturing in 60 days or less are valued using the amortized cost method of valuation.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated specifically to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the Fund's books of account and are charged with the liabilities of such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios are allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

                                      TAXES

     For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to continue to qualify to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). If a Portfolio qualifies as a regulated investment company and complies with the provisions of the Code, such Portfolio will be relieved from federal income tax on the part of its net ordinary income and net realized capital gain that it distributes to its shareholders. To qualify for treatment as a "regulated investment company," a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains that are not ancillary to the Portfolio's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities, or currencies.
 In addition, to qualify for treatment as a "regulated investment company," a Portfolio must derive less than 30% of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. This rule may limit a Portfolio's ability to engage in futures and options transactions.

     A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is generally the sum of 98% of a Portfolio's net ordinary income for the calendar year plus 98% of its capital gain net income for the one year period ending October 31. The Fund intends to declare or distribute dividends from each Portfolio during the calendar year of an amount sufficient to prevent imposition of the 4% excise tax.

     A portion of the ordinary income distributions from a Portfolio may be eligible for the "dividends received deduction" available to corporate shareholders. The aggregate amount eligible for the "dividends received deduction" may not exceed the aggregate qualifying dividends received by such Portfolio for the fiscal year. The portion of the income dividends paid during the fiscal year ended July 31, 1995 that qualified for the "dividends received deduction" available to corporate shareholders was as follows: 71% of the income dividend paid December 29, 1994 by the Growth Common Stock Portfolio; 61%, 65%, 64% and 61% of the income dividends paid November 7, 1994, December 29, 1994, May 5, 1995, and August 7, 1995, respectively, by the Managed Portfolio; and 87% of the income dividend paid December 29, 1994 by the Blue Chip Portfolio.


     If a shareholder exchanges shares of a Portfolio for shares of another Portfolio of the Fund, the shareholder will recognize a gain or loss for federal income tax purposes measured by the difference between the value of the shares acquired and the basis of the shares exchanged. Such gain or loss will generally be a capital gain or loss and will be a long-term gain or loss if the shareholder has held his or her shares for more than one year. If a shareholder realizes a loss on the redemption of shares of a Portfolio and invests in shares of the same Portfolio within 30 days before or after the redemption, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. Any loss recognized on the disposition of shares of a Portfolio held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares.

     The discussion under "Dividends and Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

                           DIVIDENDS AND DISTRIBUTIONS

     Reference is made to the discussion in the Prospectus under the heading "Dividends and Taxes" for a more complete discussion of dividends and distributions.

MONEY MARKET PORTFOLIO

     The Portfolio declares dividends of all its daily net investment income on each day the Portfolio's net asset value per share is determined. Dividends are payable monthly and are automatically reinvested and distributed monthly on the last business day of each month in full and fractional shares of the Portfolio at the then-current net asset value unless a Shareholder requests payment in cash. Each Shareholder will receive a monthly summary of the Portfolio's activity, including information on dividends paid or reinvested.

     Net investment income, for dividend purposes, consists of (1) accrued interest income, plus or minus (2) amortized purchase discount or premium, plus or minus (3) all short-term realized gains or losses and unrealized appreciation or depreciation on portfolio assets, minus (4) all accrued expenses of the Portfolio. Expenses of the Portfolio are accrued daily. So long as the portfolio securities are valued at amortized cost, there will be no unrealized appreciation or depreciation on such securities.

                             PERFORMANCE INFORMATION

     As described in the Prospectus, a Portfolio's historical performance or return may be shown in the form of "average annual total return" and "total return" in the case of all Portfolios except the Money Market Portfolio; "yield" in the case of the High Grade Bond and High Yield Bond Portfolios; and "yield" and "effective yield" in the case of the Money Market Portfolio. These various measures of performance are described below.

     Average annual total return and total return measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Portfolio over the specified period. Yield is a measure of the net investment income per share earned over a specific one-month or 30-day period (seven-day period for the Money Market Portfolio) expressed as a percentage of the net asset value.

     A Portfolio's standardized average annual total return quotation is computed in accordance with a method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Portfolio for a specific period is determined by assuming a hypothetical $1,000 investment in the Fund's shares on the first day of the period at the then effective net asset value per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Standardized average annual total return figures for various periods are set forth in the tables below. In addition, included in the table below are figures for the average annual total return without the deduction of the contingent deferred sales charge. Thus, the same formula as set forth above is used except that the redeemable value has not been reduced by the applicable sales charge for that period.

     Calculation of a Portfolio's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed to be $1,000) in the Fund's shares on the first day of the period at the then effective net asset value per share ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The ending value may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The total return percentage is then determined by subtracting the initial investment from the value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for various periods are set forth in the tables below.


     The yield for a Portfolio, other than the Money Market Portfolio, is computed in accordance with the formula set forth below, which is a standardized method prescribed by rules of the Securities and Exchange Commission. The High Grade Bond Portfolio's yield based upon the 30-day period ended July 31, 1995 was 6.37% and the High Yield Bond Portfolio's was 8.12%. A Portfolio's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:


                         [(a-b +1)(6) -1]
                Yield = 2  ---
                           cd

                a =  dividends and interest earned during the period.

                b =  expenses accrued for the period (net of reimbursements).

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                d =  the offering price per share on the last day of the period.

     In computing yield, the Fund follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in accordance with generally accepted accounting principles.


     The Money Market Portfolio's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed as follows. The net investment income per share (accrued interest on portfolio securities, plus or minus amortized premium or discount, less accrued expenses) is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return") and the result is divided by seven and multiplied by 365. The resulting yield figure is carried to the nearest one hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The Money Market Portfolio's yield for the seven day period ended July 31, 1995 was 3.86%.

     The Money Market Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is [(base period return +1) raised to the 365/7] -1. The Money Market Portfolio's effective yield for the seven day period ended July 31, 1995 was 3.93%.


     A Portfolio's performance quotations are based upon historical results and are not necessarily representative of future performance. The Fund's shares are sold at net asset value, and return and net asset value will fluctuate except that the Money Market Portfolio seeks to maintain a $1.00 net asset value per share. Factors affecting a Portfolio's performance include general market conditions, operating expenses and investment management. Shares of a Portfolio are redeemable at net asset value, which may be more or less than original cost. Redemptions within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 5% the first year to 0% after six years. Yield and effective yield do not include the effect of the contingent deferred sales charge. The standardized average annual total return does include the effect of the contingent deferred sales charge. Average annual total return does not, and total return may or may not include the effect of the contingent deferred sales charge that may be imposed at the end of the designated period. Performance figures not including the effect of the contingent deferred sales charge would be reduced if the charge were included. No adjustments are made for taxes payable on dividends.


     The figures below show performance information for various periods ended July 31, 1995. Because all of the Portfolios, with the exception of the Growth Common Stock Portfolio, have been in operation only since December 1, 1987, the performance information reflects only an ninety-two month period.

                        AVERAGE ANNUAL TOTAL RETURN TABLE
                         FOR PERIOD ENDED JULY 31, 1995



                                        STANDARDIZED        AVERAGE ANNUAL
                                       AVERAGE ANNUAL        TOTAL RETURN
PORTFOLIO                             TOTAL RETURN (1)      UNADJUSTED (2)
---------                             ----------------      --------------
Growth Common Stock
  10 years                                 9.25%                 9.25%
  5 years                                 11.64%                11.90%
  1 year                                   4.37%                 9.36%

High Grade Bond
  Life of Portfolio (3)                    8.02%                 8.02%
  5 years                                  8.06%                 8.35%
  1 year                                   3.23%                 8.23%

High Yield Bond
  Life of Portfolio (3)                    9.65%                 9.65%
  5 years                                 10.38%                10.65%
  1 year                                   4.71%                 9.71%

Managed



  Life of Portfolio (3)                    8.99%                 8.99%
  5 years                                 10.18%                10.45%
  1 year                                   4.40%                 9.40%

Blue Chip
  Life of Portfolio (3)                   13.84%                13.84%
  5 years                                 10.55%                10.81%
  1 year                                  17.77%                33.77%



(1) The adjusted value represents the percentage change in the ending value after the deduction of the contingent deferred sales charge.

(2) The unadjusted value represents the percentage change in the ending value without the deduction of the contingent deferred sales charge.

(3) The High Grade Bond, High Yield Bond, Managed and Blue Chip Portfolios commenced operations on December 1, 1987.

                               TOTAL RETURN TABLE
                         FOR PERIOD ENDED JULY 31, 1995



                                          STANDARDIZED        TOTAL RETURN
PORTFOLIO                               TOTAL RETURN (1)     UNADJUSTED (2)
---------                               ----------------     --------------
Growth Common Stock
  10 years                                  142.15%              142.15%
  5 years                                    73.44%               75.44%
  1 year                                      4.37%                9.36%

High Grade Bond
  Life of Portfolio (3)                      80.66%               80.66%
  5 years                                    47.34%               49.34%
  1 year                                      3.23%                8.23%

High Yield Bond
  Life of Portfolio (3)                     102.63%              102.63%
  5 years                                    63.85%               65.85%
  1 year                                      4.71%                9.71%

Managed


  Life of Portfolio (3)                      93.52%               93.52%
  5 years                                    62.37%               64.37%
  1 year                                      4.40%                9.40%

Blue Chip
  Life of Portfolio (3)                     170.23%              170.23%
  5 years                                    65.09%               67.09%
  1 year                                     17.77%               22.77%


(1) The adjusted value represents the percentage change in the ending value after the deduction of the contingent deferred sales charge.

(2) The unadjusted value represents the percentage change in the ending value without the deduction of the contingent deferred sales charge.

(3) The High Grade Bond, High Yield Bond, Managed and Blue Chip Portfolios commenced operations on December 1, 1987.

                            SHAREHOLDER VOTING RIGHTS

     All shares of the Fund have equal voting rights and may be voted in the election of Directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law and the Fund's corporate charter, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as fewer than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors.
 The directors shall normally continue to hold office and may appoint successor directors, provided that immediately after the appointment of any successor director, at least two-thirds of the directors have been elected by the shareholders. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all the directors. No amendment may be made to the Fund's corporate charter without the affirmative vote of a majority of the outstanding shares of the Fund.

     In matters which only affect a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(i) the matter has not been approved by a majority vote of any other Portfolio; or (ii) the matter has not been approved by a majority vote of the Fund.

                                RETIREMENT PLANS

     The Fund offers a variety of retirement investment programs whereby contributions are invested in shares of the Fund, and any dividends (and capital gain distributions, if any) are reinvested in additional full and fractional shares of the Fund. The Fund has waived the minimum investment requirement for an account opened under any of these programs and subsequent investments can be in any amount (subject to plan limitations).

SELF-EMPLOYED INDIVIDUAL RETIREMENT PLANS

     The Fund has available for self-employed individuals a form of Paired Defined Contribution Plan, Trust Agreement and related Custodial Agreement (Keogh Plan) under IRS approved prototypes. A self-employed individual has complete discretion to make his or her own fee arrangements with the custodial bank of his or her selection, instead of using the custodian named herein on the terms described under "General" below. The maximum annual tax deductible amount for contributions is generally the lesser of 25% of earned income or $30,000. For further details, including the right of appointing a successor custodian, reference is made to the Plan, Trust Agreement and Custodial Agreement available from the Fund.

INDIVIDUAL RETIREMENT ACCOUNTS

     The Fund has available Individual Retirement Accounts (IRAs) under IRS approved prototypes. A full $2,000 deduction for IRA contributions is available only to (1) taxpayers who are not active participants in an employer-sponsored retirement plan and (2) taxpayers who are active participants in an employer-sponsored plan but have adjusted gross income below a specified level. For these purposes, a taxpayer generally will be deemed to be an active participant in an employer-sponsored retirement plan if for any part of the taxable year either the employee or his or her spouse is an active participant under a qualified pension plan, a qualified profit sharing or money purchase plan, a 403(b) annuity program, a Simplified Employee Pension plan, or a government plan (other than a plan maintained for state and local employees under section 457 of the Internal Revenue Code). Married taxpayers filing a joint return who are active participants in an employer-sponsored plan may make a tax deductible IRA contribution of up to $2,000 ($2,250 spousal) if their adjusted gross income is $40,000 or less. Between $40,000 and $50,000 of adjusted gross income, the IRA deduction is phased-out. For single taxpayers who are active participants in an employer-sponsored plan, the $2,000 deductible IRA contribution is similarly phased-out between $25,000 and $35,000 of adjusted gross income. To the extent the IRA deduction is reduced or eliminated by the phase-out rule, an individual may elect to make nondeductible IRA contributions that, when combined with the deductible contributions, may not exceed $2,000 ($2,250 for a spousal IRA). The income on the IRA contribution will not be taxed until withdrawn.

     For a period of seven days after establishment of an IRA Account and receipt of a disclosure statement the investor may revoke his or her application and the full payment made to the Account will be returned. Form 5305-A, available from the Distributor, FBL Investment Advisory Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, is to be used to establish an Account. The form should be consulted for detailed information, including circumstances under which redemption requests must be accompanied by a declaration of intent as to the disposition of the amount distributed.

TAX-SHELTERED 403(B) PLANS


     The Fund has available Tax-Deferred Plans under section 403(b) of the Internal Revenue Code. Certain tax-exempt organizations and public schools may establish such plans under which they will be able to make contributions which are not currently taxable to their employees. For further details, contact the Fund.


CORPORATE PENSION AND PROFIT SHARING PLANS

     Accounts for corporate pension and profit sharing plans (IRS approved prototypes as well as other plans) are available. For further details, contact the Fund.

PUBLIC EMPLOYER DEFERRED COMPENSATION PLANS

     Employees of state, county and municipal agencies may make investments with pre-tax dollars through eligible deferred compensation plans authorized under section 457 of the Internal Revenue Code. Contributions and earnings are tax-sheltered until the funds are actually paid to the employee. Plans and Administrative Services are available to states, counties and municipalities to provide a tax-sheltered program for employees. For further details, contact the Fund.

GENERAL


     Investors Fiduciary Trust Company of Kansas City, Missouri, serves as custodian and provides the services required for Keogh Plans, Individual Retirement Plans, section 403(b) Plans and corporate pension and profit sharing plans. An annual maintenance fee, currently $10, will be collected annually by redemption of shares or fractions thereof from each participant's account. FBL Investment Advisory Services, Inc. performs plan services for a portion of the fee and during the fiscal year ended July 31, 1995 received $79,703 for its services. Unusual administrative responsibilities will be subject to such additional charges as will reasonably compensate the custodian for the service involved.


     Since a retirement investment program involves a commitment covering future years, it is important that the investor consider his or her needs and whether the investment objective of the Fund as described in the Prospectus is likely to fulfill them. Premature termination or curtailment of the plan may result in adverse tax consequences. Consultation with an attorney or other tax adviser regarding these plans is recommended. For further information regarding these plans, contact the Fund.

                                OTHER INFORMATION

PRINCIPAL HOLDERS OF SECURITIES


     As of October 31, 1995, Farm Bureau Life Insurance Company (a wholly-owned subsidiary of Farm Bureau Multi-State Services, Inc., an Iowa corporation), owned more than 25% of the Money Market Portfolio. As of October 31, 1995, Farm Bureau Life Insurance Company owned more than 5% of the outstanding voting securities of the High Yield Bond Portfolio. Farm Bureau Life Insurance Company indirectly owns FBL Investment Advisory Services, Inc., the Fund's investment adviser, principal underwriter and distributor.


CUSTODIAN

     Bankers Trust Company, 16 Wall Street, New York, New York 10005, currently serves as custodian of all cash and securities owned by the Fund. The custodian performs no managerial or policy-making functions for the Fund.

INDEPENDENT AUDITORS


     The Fund's independent auditors are Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309. The independent auditors audit and report on the Fund's annual financial statements, review certain regulatory reports and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.


ACCOUNTING SERVICES


     The Fund has entered into an accounting services agreement with FBL Investment Advisory Services, Inc. ("FBL") pursuant to which FBL performs accounting services for the Fund. In addition, the agreement provides that FBL shall calculate the Fund's net asset value in accordance with the Fund's current Prospectus and to prepare, for Fund approval and use, various tax returns and other reports. For such services, each Portfolio pays FBL an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, with the annual fee payable by a Portfolio not to exceed $30,000. During the fiscal year ended July 31, 1995, the aggregate amount of such fees paid to FBL was $52,166.


SHAREHOLDER SERVICE, DIVIDEND DISBURSING AND TRANSFER AGENT


     FBL Investment Advisory Services, Inc. serves as the Fund's shareholder service, transfer and dividend disbursing agent. FBL in turn has contracted with DST Systems, Inc. ("DST"), an unrelated party, to perform certain services incident to the maintenance of shareholder accounts. The Fund pays FBL an annual fee of $7.00 to $9.00 per account and miscellaneous activity fees plus out of pocket expenses, a portion of which is paid to DST. During the fiscal year ended July 31, 1995, the aggregate amount of such fees paid to FBL was $301,139, of which $183,637 was paid to DST.


LEGAL MATTERS

     The firm of Vedder, Price, Kaufman & Kammholz, Chicago, Illinois, is counsel for the Fund.

                              FINANCIAL STATEMENTS


     The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of FBL Series Fund, Inc. for the fiscal year ended July 31, 1995, are incorporated herein by reference. A copy of such Annual Report to Shareholders may be obtained without charge by contacting the Fund.

                                                  --------------------------
                                                    Farm Bureau Mutual Funds

                                            FBL Series Fund, Inc.
                                            [FBL LOGO]

                                              ANNUAL REPORT
                                              JULY 31, 1995
                                              INVESTMENT MANAGER AND
                                              PRINCIPAL UNDERWRITER
                                              FBL INVESTMENT ADVISORY
                                              SERVICES, INC.
                                              5400 UNIVERSITY AVENUE
                                              WEST DES MOINES, IA 50266
                                              1-800-247-4170 (OUTSIDE IOWA)
                                              1-800-422-3175 (IN IOWA)
                                                    225-5586 (DES MOINES)

FARM BUREAU MUTUAL FUNDS                                                     This report is not to be distributed
5400 UNIVERSITY AVENUE                                                       unless preceded or accompanied by
WEST DES MOINES, IOWA 50266     [FBL FINANCIAL SERVICES LOGO]                a prospectus.

737-028(95)

PRESIDENT'S LETTER

Dear Shareholder,

    Compared to a rather stressful 1994, stock and bond market participants have had a much better time during 1995. Reversing the trends in place during the latter half of 1994, this year has witnessed a marked slowdown in economic activity, leading the Federal Reserve to cut interest rates by one-quarter point. This rate decrease has fueled a major rally in the bond market, and to no less extent the stock market. The latter believes that the lower level of economic growth will allow profits to continue rising with little or no inflationary pressures. However, classical theory tells us that one of these markets is not telling the truth: either recession is on the horizon (the bond case) or economic growth will resume, smartly (the stock case).

    That this has been a powerful bull market no one can deny. That all bull markets come to an end is a concept that is difficult to focus on, particularly in the midst of so much upward momentum. This strong and relatively uninterrupted rally has been a catalyst to growing mutual fund sales. According to NED DAVIS RESEARCH, seventy-eight percent of all money deposited into domestic equity mutual funds has been during the past four years. This means that a large portion of money invested has never experienced a significant market correction. We do not know when this bull market will end, nor when it does end, how these relatively inexperienced market participants will react. Perhaps they will remain true to their "long-term investment objectives" and no disruption will occur. We will remain watchful in this regard.

    Our overall value-oriented theme remains in force, seeking to enhance our RISK-ADJUSTED performance record and to create lasting value for our shareholders. To accomplish these goals, we attempt to avoid participating fully in severe market corrections. By focusing on downside risk as well as upside potential, current conditions have forced us to become very selective, particularly with respect to equity investments. (The Blue Chip Portfolio is not managed according to a value-oriented strategy, but is substantially invested in common stocks at all times, seeking to parallel the performance of the major market indices such as the S&P 500 and the DJIA.)

    Below are activity and strategy summaries for the various portfolios of FBL Series Fund, Inc.

    GROWTH COMMON STOCK: In recent months, virtually all of the market averages set new all-time highs. The DJIA and S&P 500 are now more than 15% above their 1994 peaks. However, the Merrill Lynch market analysis department ran a computer tabulation which showed only 36% of the common stocks on the New York Stock Exchange have exceeded their 1993-1994 price highs. The large capitalization stocks which dominate the performance of the DJIA and S&P 500 went down less than the wide array of stocks in the rotational corrective phase of 1994 and, therefore, it has been easier for those major averages to reach new highs. For the six-month period ending June 30, 1995, the Dow Jones Industrial Average and the S&P 500 total return were 20.42% and 20.09%, respectively. Expectations that the DJIA will continue its steep climb abound everywhere. However, we remain skeptical of naive extrapolation of market returns.

    The Growth Common Stock Portfolio will continue its search for undervalued stocks that have served it well in the past, looking for equities that have no inflated expectations built into their prices. At any market level, there are stocks that are out of favor with investors. The problems that cause low valuations are often temporary, and the patient, disciplined investor can capitalize on such opportunities.

We believe that such undervalued situations exist in the following industries: insurance, oil and gas exploration and production, oil and gas drilling, banking, specialty chemicals, telecommunications, utilities and real estate.

    In addition, the Portfolio maintains a moderate investment in cash and cash-equivalent securities. Currently, cash is a very unpopular asset class and is viewed as a passive investment (fiduciaries don't believe you can add value to a portfolio by holding cash). Of course, we think that is inaccurate. Between 1965 and 1976, cash (as approximated by U.S. Treasury Bills) had a higher return than large stocks, small stocks, corporate bonds, government bonds and even intermediate bonds, so there are times when cash is better than anything. The amount of cash held in the Portfolio will largely depend on the availability of attractive undervalued securities. As our investments approach full value, sale proceeds will be invested in cash and cash-equivalents until investment opportunities present themselves.

    HIGH GRADE BOND: U.S. Treasury yields decreased dramatically during the first six months of 1995. For example, the 2-year, 10-year and 30-year Treasury issues yielded 7.69%, 7.83% and 7.88%, respectively, at December 31, 1994, but at June 30, 1995, were 5.79%, 6.20% and 6.62%. Similarly, corporate spreads remain near historically low levels, suggesting that investors are not being well compensated for taking on both credit and market risk inherent in corporate bonds.

    This Portfolio continues to hold a significant portion of its assets in high coupon, callable bonds that offer attractive incremental yields relative to similar non-callable issues. Due to their call features, these types of corporate issues tend to go up in price less than non-callable issues when interest rates drop; and conversely, due to their incremental yield, tend to go down less than non-callable issues when interest rates rise. Because of this, Portfolio returns will tend to lag other, more aggressive funds in both up and down markets. Future cash flows may be directed toward Treasury securities in the seven-to-twelve year maturity range.

    HIGH YIELD BOND: During the first six months of 1995, the high yield bond market slightly underperformed the high grade corporate market. The reasons for this underperformance were the naturally shorter duration of high yield bonds and a general increase in their yield spreads as investors became more concerned about a rise in actual default rates and the potential for an economic slowdown.

    During this period, the yield and spread on the DLJ 100 Active High Yield Issues Index declined from a 12.22% yield and 442 basis-point spread with the comparable Treasury issue, to a 10.96% yield and a spread of 488 basis-points. In general, we view these spread levels as reasonable, and therefore, no major changes in the Portfolio are contemplated at this time.

    MANAGED: The Managed Portfolio has benefited from the recent drop in interest rates and continues to focus on income from stocks and bonds. Our objective is to provide an income stream competitive with various savings vehicles, while at the same time providing growth potential. Many of our holdings remain deeply undervalued and are beginning to attract the attention of investors. The Managed Portfolio will continue to seek out high income securities from both the stock and bond markets, focusing primarily on convertible issues with yields of 5%-9%.

    MONEY MARKET: The moves by the Federal Reserve Board indicate their strong resolve toward fighting inflation and intention to maintain a restrictive monetary policy. In response, the Money Market Portfolio, in the first quarter, extended its maturities to lock-in yields before the decline in the fed funds rate. As there has not been a significant change in spreads, we continue to utilize government agency securities and commercial paper for their relative value.

    BLUE CHIP: True to its passive strategy, the performance of the Blue Chip Portfolio over the past year has reflected that of the large capitalization market sector which it represents. The Blue Chip Portfolio will, at all times, remain substantially invested in common stocks of large companies. This Portfolio is designed for those investors who prefer substantial exposure to common stocks at all times or who wish to make their own market value judgments.

                                         INSERT SPECIMEN SIGNATURE
                                           MERLIN D. PLAGGE
                                           PRESIDENT

September 11, 1995

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

GROWTH COMMON STOCK PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 THE GROWTH COMMON STOCK PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GROWTH COMMON STOCK PORTFOLIO      S&P 500 STOCK COMPOSITE INDEX
1985                                   10000                              10000
1986                                   11257                              12841
1987                                   13246                              17886
1988                                   11696                              15790
1989                                   13039                              20832
1990                                   13809                              22186
1991                                   15420                              25017
1992                                   17350                              28216
1993                                   22077                              30679
1994                                   22153                              32263
1995                                   24226                              40686

    For the twelve-month period ended July 31, 1995, the total return for the Growth Common Stock Portfolio was 9.36% compared to the 26.06% total return produced by the S&P 500 Stock Composite Index. The Portfolio has concentrated much of its investments in high-income common stocks and convertible securities. These securities pay a higher degree of income than the market as a whole and are generally not as volatile as the overall market. Historically, when the stock market really takes off, we do well, but may lag the averages because our highly focused style does not include certain industry groups which may be enjoying a moment of particular popularity. We accept this trade-off as our total return investments (price appreciation and income) offer a consistent cash flow to the Portfolio, and ultimately to its shareholders. We are beginning to see a pay-off in the form of additional price appreciation from the Portfolio's current exposure to undervalued convertible securities, many of which are found in the energy sector. We remain committed to the energy sector on a long-term basis.

HIGH GRADE BOND PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
       THE HIGH GRADE BOND PORTFOLIO AND LEHMAN BROTHERS AGGREGATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            HIGH GRADE BOND PORTFOLIO     LEHMAN BROTHERS MUTUAL FUND AGGREGATE INDEX
1987                             10000                                            10000
1988                             10297                                            10585
1989                             11396                                            12194
1990                             12097                                            13054
1991                             13342                                            14451
1992                             15171                                            16589
1993                             16401                                            18278
1994                             16692                                            18292
1995                             18066                                            20141

    For the twelve-month period ended July 31, 1995, the 8.23% total return produced by the High Grade Bond Portfolio was less than the 10.11% return produced by the Lehman Brothers Mutual Fund Aggregate Index. The Portfolio continues to pursue an investment strategy of holding a large position in high-coupon callable bonds. These bonds offer additional yield for taking on call risk and allow for a more stable return to the Portfolio. Because these securities have a call feature, they tend to underperform similar non-callable issues when interest rates go down, and conversely, outperform similar non-callable issues when interest rates rise.

HIGH YIELD BOND PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
  THE HIGH YIELD BOND PORTFOLIO AND LEHMAN BROTHERS CORPORATE/HIGH YIELD INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           HIGH YIELD BOND PORTFOLIO    LEHMAN BROTHERS MUTUAL FUND CORPROATE/HIGH YIELD INDEX
1987                            10000                                                      10000
1988                            10312                                                      10776
1989                            11427                                                      12344
1990                            12218                                                      13103
1991                            13786                                                      14564
1992                            16051                                                      17092
1993                            18129                                                      19175
1994                            18470                                                      19251
1995                            20263                                                      21605

    The High Yield Bond Portfolio underperformed the Lehman Brothers Mutual Fund Corporate/High Yield Index for the twelve-month period ended July 31, 1995 (9.71% total return for the Portfolio versus 12.23% for the Index). This slight underperformance can largely be attributed to the Portfolio's large position in high-coupon callable bonds. The Portfolio will continue to maintain its position of such bonds until current market conditions warrant otherwise.

MANAGED PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       THE MANAGED PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MANAGED PORTFOLIO     S&P 500 STOCK COMPOSITE INDEX
1987                     10000                              10000
1988                     10318                              12070
1989                     11007                              15917
1990                     11773                              16946
1991                     12603                              19111
1992                     14467                              21550
1993                     17798                              23466
1994                     17689                              24672
1995                     19352                              31101

    The Managed Portfolio is an asset allocation portfolio and will not likely mirror any particular index (equity or fixed-income) over time. During the twelve-month period ended July 31, 1995, the Portfolio produced a total return of 9.40% compared to the 26.06% total return produced by the S&P 500 Stock Composite Index. The Managed Portfolio emphasizes stocks and bonds producing current income with the opportunity for modest growth and during the year maintained the majority of its assets in convertible bonds and convertible preferred stocks. Our companies in the Portfolio are performing well operationally and many of the stocks are beginning to be more widely followed by investors. This should help the Portfolio's return in the long-run. The Managed Portfolio will always maintain a focus on income-producing securities as part of its long-term strategy.

BLUE CHIP PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      THE BLUE CHIP PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           BLUE CHIP PORTFOLIO     S&P 500 STOCK COMPOSITE INDEX
1987                      10000                              10000
1988                      11570                              12070
1989                      14802                              15917
1990                      16173                              16946
1991                      17525                              19111
1992                      19412                              21550
1993                      20618                              23466
1994                      22011                              24672
1995                      27023                              31101

    The Blue Chip Portfolio is designed to represent the large capitalization sector of the domestic equity market and remains substantially invested in approximately 40 such common stock issues at all times. Accordingly, the performance of this Portfolio will roughly parallel that of the Dow Jones Industrial Average and the S&P 500 Stock Composite Index. As is apparent from the line graph, the performance of the Blue Chip Portfolio, adjusted for expenses, was similar to that of the S&P 500 Stock Composite Index for the twelve-month period ended July 31, 1995.

FBL SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 1995

                                                                                 GROWTH           HIGH
                                                                              COMMON STOCK     GRADE BOND
                                                                                PORTFOLIO       PORTFOLIO
                                                                             ---------------  -------------
ASSETS
Investments in securities, at value (cost -- $68,687,815; $7,872,647;
  $6,457,065; $20,487,970; $2,440,038; and $6,202,994, respectively) (NOTE
  5).......................................................................   $  70,997,899   $   8,091,828
Cash.......................................................................          26,742          98,811
Receivables:
  Accrued dividends and interest...........................................         268,737         169,544
  Investment securities sold...............................................                           1,057
Prepaid expense and other assets...........................................           2,499             237
                                                                             ---------------  -------------
Total Assets...............................................................   $  71,295,877   $   8,361,477
                                                                             ---------------  -------------
                                                                             ---------------  -------------
LIABILITIES AND NET ASSETS
Liabilities
  Accounts payable:
    FBL Investment Advisory Services, Inc. (NOTE 3)........................   $       9,869   $       3,281
    Investment securities purchased........................................         312,050
    Dividends payable......................................................
  Accrued expenses.........................................................          27,455          13,167
                                                                             ---------------  -------------
Total Liabilities..........................................................         349,374          16,448
Net assets applicable to outstanding capital stock (NOTE 4)................      70,946,503       8,345,029
                                                                             ---------------  -------------
Total Liabilities and Net Assets...........................................   $  71,295,877   $   8,361,477
                                                                             ---------------  -------------
                                                                             ---------------  -------------
NET ASSET VALUE PER SHARE..................................................   $       13.04   $       10.26
                                                                             ---------------  -------------
                                                                             ---------------  -------------

SEE ACCOMPANYING NOTES.

                                                                            HIGH
                                                                         YIELD BOND       MANAGED       MONEY MARKET     BLUE CHIP
                                                                          PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                        -------------  --------------  --------------  -------------
ASSETS
Investments in securities, at value (cost -- $68,687,815; $7,872,647;
  $6,457,065; $20,487,970; $2,440,038; and $6,202,994, respectively)
  (NOTE 5)............................................................  $   6,453,172  $   20,961,847   $  2,440,038   $   9,570,468
Cash..................................................................         75,367          63,039          6,356          87,907
Receivables:
  Accrued dividends and interest......................................        177,038         131,492          3,579          15,265
  Investment securities sold..........................................
Prepaid expense and other assets......................................            190             592             68             284
                                                                        -------------  --------------  --------------  -------------
Total Assets..........................................................  $   6,705,767  $   21,156,970   $  2,450,041   $   9,673,924
                                                                        -------------  --------------  --------------  -------------
                                                                        -------------  --------------  --------------  -------------
LIABILITIES AND NET ASSETS
Liabilities
  Accounts payable:
    FBL Investment Advisory Services, Inc. (NOTE 3)..................   $       3,442  $        9,207   $        770   $       3,074
    Investment securities purchased..................................
    Dividends payable................................................                          26,339
  Accrued expenses...................................................          11,818          16,598         10,421          13,579
                                                                        -------------  --------------  --------------  -------------
Total Liabilities....................................................          15,260          52,144         11,191          16,653
Net assets applicable to outstanding capital stock (NOTE 4)..........       6,690,507      21,104,826      2,438,850       9,657,271
                                                                        -------------  --------------  --------------  -------------
Total Liabilities and Net Assets.....................................   $   6,705,767  $   21,156,970   $  2,450,041   $   9,673,924
                                                                        -------------  --------------  --------------  -------------
                                                                        -------------  --------------  --------------  -------------
NET ASSET VALUE PER SHARE............................................   $       10.03  $        11.85   $       1.00   $       22.85
                                                                        -------------  --------------  --------------  -------------
                                                                        -------------  --------------  --------------  -------------

FBL SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED JULY 31, 1995

                                                                                                   HIGH
                                                                               GROWTH COMMON    GRADE BOND
                                                                              STOCK PORTFOLIO   PORTFOLIO
                                                                              ---------------  ------------
INVESTMENT INCOME
Dividends...................................................................   $   2,473,760
Interest....................................................................         888,498    $  652,064
                                                                              ---------------  ------------
Total Investment Income.....................................................       3,362,258       652,064
EXPENSES
Paid to FBL Investment Advisory Services, Inc. (NOTE 3):
  Investment advisory and management fees...................................         331,615        31,381
  Transfer and dividend disbursing agent fees...............................         114,756        37,079
  Distribution fees.........................................................         331,615        39,226
  Administrative service fees...............................................         165,807        19,613
  Accounting fees...........................................................          30,000         3,922
Custodian fees..............................................................          12,702         7,627
Legal fees..................................................................          12,421         1,446
Audit fees..................................................................          11,000         6,100
Directors' fees and expenses................................................           3,902           464
Reports to shareholders.....................................................          34,090         4,016
Registration fees...........................................................          19,971         4,728
Miscellaneous...............................................................           9,236           795
                                                                              ---------------  ------------
Total Expenses..............................................................       1,077,115       156,397
Expense Reimbursement (NOTE 3)..............................................
                                                                              ---------------  ------------
Net Expenses................................................................       1,077,115       156,397
                                                                              ---------------  ------------
Net Investment Income.......................................................       2,285,143       495,667
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions.......................       2,239,764       (33,881)
Change in unrealized appreciation of investments............................       1,538,922       170,813
                                                                              ---------------  ------------
Net Gain on Investments.....................................................       3,778,686       136,932
                                                                              ---------------  ------------
Net Increase in Net Assets Resulting from Operations........................   $   6,063,829    $  632,599
                                                                              ---------------  ------------
                                                                              ---------------  ------------

SEE ACCOMPANYING NOTES.

                                                                           HIGH
                                                                        YIELD BOND      MANAGED      MONEY MARKET     BLUE CHIP
                                                                         PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                        -----------  -------------  --------------  -------------
INVESTMENT INCOME
Dividends.............................................................               $     846,078                  $     179,229
Interest..............................................................   $ 626,932         499,625   $    138,122          33,968
                                                                        -----------  -------------  --------------  -------------
Total Investment Income...............................................     626,932       1,345,703        138,122         213,197
EXPENSES
Paid to FBL Investment Advisory Services, Inc. (NOTE 3):
  Investment advisory and management fees.............................      35,015         118,526         10,035          19,647
  Transfer and dividend disbursing agent fees.........................      38,496          68,228          8,361          34,219
  Distribution fees...................................................      31,832          98,771         12,544          39,294
  Administrative service fees.........................................      15,916          49,386          6,272          19,647
  Accounting fees.....................................................       3,183           9,877          1,254           3,930
Custodian fees........................................................       6,830           8,939          5,404           7,508
Legal fees............................................................       1,154           4,166            441           1,548
Audit fees............................................................       5,100           5,300          6,600           5,100
Directors' fees and expenses..........................................         377           1,158            151             449
Reports to shareholders...............................................       3,275          10,180          1,311           3,970
Registration fees.....................................................       4,313           7,650          2,458           4,392
Miscellaneous.........................................................         648           1,908            291             726
                                                                        -----------  -------------  --------------  -------------
Total Expenses........................................................     146,139         384,089         55,122         140,430
Expense Reimbursement (NOTE 3)........................................     (18,810)                        (4,948)
                                                                        -----------  -------------  --------------  -------------
Net Expenses..........................................................     127,329         384,089         50,174         140,430
                                                                        -----------  -------------  --------------  -------------
Net Investment Income.................................................     499,603         961,614         87,948          72,767
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions.................      10,149         176,989                             80
Change in unrealized appreciation of investments......................      87,294         671,828                      1,636,574
                                                                        -----------  -------------  --------------  -------------
Net Gain on Investments...............................................      97,443         848,817                      1,636,654
                                                                        -----------  -------------  --------------  -------------
Net Increase in Net Assets Resulting from Operations..................   $ 597,046   $   1,810,431   $     87,948   $   1,709,421
                                                                        -----------  -------------  --------------  -------------
                                                                        -----------  -------------  --------------  -------------

FBL SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         GROWTH
                                                                                      COMMON STOCK
                                                                                       PORTFOLIO
                                                                             ------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                                                  1995            1994
                                                                             --------------  --------------
OPERATIONS
Net investment income......................................................  $    2,285,143  $    2,391,865
Net realized gain (loss) from investment transactions......................       2,239,764       2,990,410
Change in unrealized appreciation/depreciation of investments..............       1,538,922      (5,444,330)
                                                                             --------------  --------------
Net Increase (Decrease) in Net Assets Resulting from Operations............       6,063,829         (62,055)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 6)
Net investment income......................................................      (1,942,351)     (2,240,070)
Net realized gain from investment transactions.............................      (3,592,463)     (5,827,898)
Distributions in excess of net realized gain from investment transactions.............................................................
                                                                             --------------  --------------
                                                                                 (5,534,814)     (8,067,968)
CAPITAL SHARE TRANSACTIONS (NOTE 4)........................................       6,102,860      20,713,013
                                                                             --------------  --------------
Total Increase (Decrease) in Net Assets....................................       6,631,875      12,582,990
NET ASSETS
Beginning of year..........................................................      64,314,628      51,731,638
                                                                             --------------  --------------
End of year (including undistributed net investment income as set forth
  below)...................................................................  $   70,946,503  $   64,314,628
                                                                             --------------  --------------
                                                                             --------------  --------------
Undistributed Net Investment Income........................................  $    1,457,162  $    1,114,370
                                                                             --------------  --------------
                                                                             --------------  --------------

SEE ACCOMPANYING NOTES.

                                                                                 HIGH                          HIGH
                                                                              GRADE BOND                    YIELD BOND
                                                                              PORTFOLIO                     PORTFOLIO
                                                                     ----------------------------  ----------------------------
                                                                         YEAR ENDED JULY 31,           YEAR ENDED JULY 31,
                                                                         1995           1994           1995           1994
                                                                     -------------  -------------  -------------  -------------
OPERATIONS
Net investment income..............................................  $     495,667  $     471,816  $     499,603  $     471,824
Net realized gain (loss) from investment transactions..............        (33,881)        80,649         10,149         60,461
Change in unrealized appreciation/depreciation of investments......        170,813       (370,308)        87,294       (419,934)
                                                                     -------------  -------------  -------------  -------------
Net Increase (Decrease) in Net Assets Resulting from Operations....        632,599        182,157        597,046        112,351
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 6)
Net investment income..............................................       (495,667)      (471,816)      (499,603)      (471,824)
Net realized gain from investment transactions.....................                      (107,277)       (59,344)       (93,574)
Distributions in excess of net realized gain from investment
  transactions.....................................................        (24,669)                       (7,192)
                                                                     -------------  -------------  -------------  -------------
                                                                          (520,336)      (579,093)      (566,139)      (565,398)
CAPITAL SHARE TRANSACTIONS (NOTE 4)................................        636,952        (54,060)       234,188      1,120,677
                                                                     -------------  -------------  -------------  -------------
Total Increase (Decrease) in Net Assets............................        749,215       (450,996)       265,095        667,630
NET ASSETS
Beginning of year..................................................      7,595,814      8,046,810      6,425,412      5,757,782
                                                                     -------------  -------------  -------------  -------------
End of year (including undistributed net investment income as set
  forth below)....................................................   $   8,345,029  $   7,595,814  $   6,690,507  $   6,425,412
                                                                     -------------  -------------  -------------  -------------
                                                                     -------------  -------------  -------------  -------------
Undistributed Net Investment Income...............................   $           0  $           0  $           0  $           0
                                                                     -------------  -------------  -------------  -------------
                                                                     -------------  -------------  -------------  -------------

FBL SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                        MANAGED
                                                                                       PORTFOLIO
                                                                             ------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                                                  1995            1994
                                                                             --------------  --------------
OPERATIONS
Net investment income......................................................  $      961,614  $      631,359
Net realized gain from investment transactions.............................         176,989         122,890
Change in unrealized appreciation/depreciation of investments..............         671,828        (977,638)
                                                                             --------------  --------------
Net Increase (Decrease) in Net Assets Resulting from Operations............       1,810,431        (223,389)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 6)
Net investment income......................................................        (963,801)       (629,162)
Net realized gain from investment transactions.............................        (239,223)       (352,968)
Distributions in excess of net realized gain from investment
  transactions.............................................................        (161,255)
                                                                             --------------  --------------
                                                                                 (1,364,279)       (982,130)
CAPITAL SHARE TRANSACTIONS (NOTE 4)........................................       1,558,373      12,048,899
                                                                             --------------  --------------
Total Increase (Decrease) in Net Assets....................................       2,004,525      10,843,380
NET ASSETS
Beginning of year..........................................................      19,100,301       8,256,921
                                                                             --------------  --------------
End of year (including undistributed net investment income as                                $   19,100,301
  set forth below).........................................................  $   21,104,826
                                                                             --------------  --------------
                                                                             --------------  --------------
Undistributed Net Investment Income........................................  $        1,272  $        3,459
                                                                             --------------  --------------
                                                                             --------------  --------------

SEE ACCOMPANYING NOTES.

                                                                             MONEY MARKET                   BLUE CHIP
                                                                              PORTFOLIO                     PORTFOLIO
                                                                     ----------------------------  ----------------------------
                                                                         YEAR ENDED JULY 31,           YEAR ENDED JULY 31,
                                                                         1995           1994           1995           1994
                                                                    -------------  -------------  -------------  -------------
OPERATIONS
Net investment income.............................................   $      87,948  $      38,845  $      72,767  $      45,282
Net realized gain from investment transactions....................                                            80             85
Change in unrealized appreciation/depreciation of investments.....                                     1,636,574        335,561
                                                                     -------------  -------------  -------------  -------------
Net Increase (Decrease) in Net Assets Resulting from Operations...          87,948         38,845      1,709,421        380,928
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 6)
Net investment income.............................................         (87,948)       (38,845)       (53,615)       (42,519)
Net realized gain from investment transactions....................
Distributions in excess of net realized gain from investment transactions....................................................
                                                                     -------------  -------------  -------------  -------------
                                                                           (87,948)       (38,845)       (53,615)       (42,519)
CAPITAL SHARE TRANSACTIONS (NOTE 4)...............................        (187,752)        72,048      1,256,850        991,238
                                                                     -------------  -------------  -------------  -------------
Total Increase (Decrease) in Net Assets...........................        (187,752)        72,048      2,912,656      1,329,647
NET ASSETS
Beginning of year.................................................       2,626,602      2,554,554      6,744,615      5,414,968
                                                                     -------------  -------------  -------------  -------------
End of year (including undistributed net investment income as
  set forth below)................................................   $   2,438,850  $   2,626,602  $   9,657,271  $   6,744,615
                                                                     -------------  -------------  -------------  -------------
                                                                     -------------  -------------  -------------  -------------
Undistributed Net Investment Income...............................   $           0  $           0  $      41,475  $      22,323
                                                                     -------------  -------------  -------------  -------------
                                                                     -------------  -------------  -------------  -------------

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
GROWTH COMMON STOCK PORTFOLIO
JULY 31, 1995

                                                                   SHARES
                                                                    HELD          VALUE
                                                                -------------  -----------
COMMON STOCKS (44.20%)
----------------------
  CHEMICALS AND ALLIED PRODUCTS (4.26%)
  Crompton & Knowles Corp.....................................      200,000    $ 3,025,000
  COMMUNICATIONS/TELECOMMUNICATIONS (7.34%)
  American Telephone & Telegraph Corp.........................       68,100      3,592,275
  Lincoln Telecommunications Co...............................      100,000      1,612,500
                                                                               -----------
                                                                                 5,204,775
  DEPOSITORY INSTITUTIONS (3.39%)
  CU Bancorp..................................................      296,000      2,405,000
  ELECTRIC, GAS AND SANITARY SERVICES (4.24%)
  Montana Power Co............................................      140,000      3,010,000
  FURNITURE AND FIXTURES (3.00%)
  Ladd Furniture..............................................      157,550      2,126,925
  HOLDING AND OTHER INVESTMENT OFFICES (4.67%)
  General Growth Properties, Inc..............................      170,000      3,315,000
  INSURANCE CARRIERS (8.06%)
  EMC Insurance Group, Inc....................................      353,100      4,325,475
  Progressive Corp............................................       36,000      1,390,500
                                                                               -----------
                                                                                 5,715,975
  MISCELLANEOUS RETAIL (4.32%)
  Ferrellgas Partners, L.P....................................      140,000      3,062,500
  NONDEPOSITORY INSTITUTIONS (0.35%)
  Berkshire Hathaway, Inc.....................................           10(1)     247,500
  TRANSPORTATION -- BY AIR (1.68%)
  Petroleum Helicopters, Inc. (Non-Voting)....................      108,000      1,066,500
  Petroleum Helicopters, Inc. (Voting)........................       12,350        128,131
                                                                               -----------
                                                                                 1,194,631
  WHOLESALE TRADE -- DURABLE GOODS (1.37%)
  TBC Corporation.............................................      100,000(1)     975,000
  WHOLESALE TRADE -- NONDURABLE GOODS (1.52%)
  Super Valu Stores, Inc......................................       35,000      1,076,250
                                                                               -----------
Total Common Stocks...........................................                  31,358,556

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
GROWTH COMMON STOCK PORTFOLIO

                                                                   SHARES
                                                                    HELD          VALUE
                                                                -------------  -----------
PREFERRED STOCKS (32.22%)
-------------------------
  DEPOSITORY INSTITUTIONS (5.45%)
  Conservative Savings Corp., Convertible.....................      101,139    $ 2,680,183
  Sterling Financial Corp.....................................       45,300      1,189,125
                                                                               -----------
                                                                                 3,869,308
  GAS PRODUCTION AND DISTRIBUTION (1.48%)
  Western Gas Resources, Inc., Convertible....................       30,000      1,053,750
  HOLDING AND OTHER INVESTMENT OFFICES (4.45%)
  Echo Bay Finance Corp., Convertible.........................      110,200      3,154,475
  OIL AND GAS EXTRACTION (10.72%)
  Chieftain International, Inc., Convertible..................       75,200      1,776,600
  Noble Drilling Corp., Convertible...........................      143,500      3,372,250
  Reading & Bates Corp., Convertible..........................       79,530      2,455,489
                                                                               -----------
                                                                                 7,604,339
  WATER TRANSPORTATION (5.04%)
  Sea Containers, Ltd., Convertible...........................       78,750      3,573,281
  WHOLESALE TRADE -- NONDURABLE GOODS (5.08%)
  Howell Corp.................................................       69,600      3,601,800
                                                                               -----------
Total Preferred Stocks........................................                  22,856,953
                                                                  PRINCIPAL
                                                                   AMOUNT
                                                                -------------
CORPORATE BONDS (12.29%)
------------------------
  HOLDING AND OTHER INVESTMENT OFFICES (2.89%)
  Centennial Bancorp, Convertible Sub. Deb., 7.00%, due
    5/01/04...................................................  $ 2,073,000      2,047,336
  METAL MINING (3.36%)
  Agnico Eagle Mines, Convertible Sub. Deb., 3.50%, due
    1/27/04...................................................    2,840,000      2,385,600
  PRINTING AND PUBLISHING (6.04%)
  American City Business Journals, Inc., Convertible Sub.
    Deb., 6.00%, due 12/31/11.................................    3,121,000      4,285,820
                                                                               -----------
Total Corporate Bonds.........................................                   8,718,756

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
GROWTH COMMON STOCK PORTFOLIO

                                                                  PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                -------------  -----------
SHORT-TERM INVESTMENTS (11.36%)
-------------------------------
  UNITED STATES GOVERNMENT AGENCIES (3.51%)
  Federal National Mortgage Assoc., 5.75%, due 8/01/95........  $   500,000    $   500,000
  Federal National Mortgage Assoc., 5.74%, due 8/22/95........    1,000,000        996,709
  Federal National Mortgage Assoc., 5.72%, due 9/22/95........    1,000,000        991,925
                                                                               -----------
                                                                                 2,488,634
  COMMERCIAL PAPER (7.85%)
  Deere (John) Capital Corp., 5.74%, due 8/23/95..............      675,000        675,000
  Ford Motor Credit Corp., 5.97%, due 8/01/95.................      500,000        500,000
  Ford Motor Credit Corp., 5.99%, due 8/10/95.................    1,000,000      1,000,000
  General Electric Capital Corp., 5.98%, due 8/03/95..........    3,000,000      3,000,000
  IBM Credit Corp., 5.77%, due 8/24/95........................      400,000        400,000
                                                                               -----------
                                                                                 5,575,000
                                                                               -----------
Total Short-Term Investments..................................                   8,063,634
                                                                               -----------
Total Investments (100.07%)...................................                  70,997,899
OTHER ASSETS LESS LIABILITIES (-0.07%)
--------------------------------------
  Cash, receivables and prepaid expense, less accounts payable
    and accrued expenses......................................                     (51,396)
                                                                               -----------
Total Net Assets (100.00%)....................................                 $70,946,503
                                                                               -----------
                                                                               -----------

(1) Non-income producing security.
SEE ACCOMPANYING NOTES.

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO
JULY 31, 1995

                                                                      PRINCIPAL
                                                                       AMOUNT       VALUE
                                                                     -----------  ----------
CORPORATE BONDS (85.06%)
------------------------
  APPAREL AND ACCESSORY STORES (4.43%)
  TJX Companies, Inc., 9.50%, due 5/01/16..........................   $ 350,000   $  370,020
  COMMUNICATIONS (7.15%)
  Hawaiian Telephone Co., 8.00%, due 9/01/01.......................     250,000      254,803
  Pacific Telephone & Telegraph Co., 7.25%, due 2/01/08............     350,000      341,582
                                                                                  ----------
                                                                                     596,385
  DEPOSITORY INSTITUTIONS (11.56%)
  Midland America Capital Corp., 12.75%, due 11/15/03..............     175,000      206,130
  National Westminster Bancorp, Inc., 9.45%, due 5/01/01...........     125,000      140,833
  Norwest Corp., 9.25%, due 5/01/97................................     100,000      105,077
  Third National Bank, 7.50%, due 11/15/02.........................     158,000      159,861
  UnionBancorp, Inc. (Defeased), 8.50%, due 4/01/96................     350,000      352,398
                                                                                  ----------
                                                                                     964,299
  ELECTRIC, GAS AND SANITARY SERVICES (9.86%)
  Atlantic City Electric Co., 9.25%, due 10/01/19..................     145,000      153,496
  Commonwealth Edison Co., 9.125%, due 1/15/14.....................     280,000      294,907
  MDU Resources Group, Inc., 9.125%, due 10/01/16..................     200,000      214,746
  Texas Eastern Transmission Corp., 10.00%, due 9/01/11............     150,000      159,555
                                                                                  ----------
                                                                                     822,704
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.03%)
  Harris Corp., 7.75%, due 12/15/01................................     250,000      252,623
  FABRICATED METAL PRODUCTS (5.07%)
  Emhart Corp., 9.25%, due 8/15/16.................................     404,000      423,368
  FOOD AND KINDRED PRODUCTS (8.81%)
  Anheuser-Busch Companies, Inc., 8.50%, due 3/01/17...............     350,000      366,958
  Sara Lee Corp., 8.75%, due 5/15/16...............................     350,000      368,116
                                                                                  ----------
                                                                                     735,074
  GENERAL MERCHANDISE STORES (3.80%)
  Dayton-Hudson Corp., 9.25%, due 11/15/16.........................     300,000      317,073
  HOLDING AND OTHER INVESTMENT OFFICES (4.46%)
  Federal Realty Investment Trust, 8.875%, due 1/15/00.............     350,000      371,987

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
HIGH GRADE BOND PORTFOLIO

                                                                      PRINCIPAL
                                                                       AMOUNT       VALUE
                                                                     -----------  ----------
  INSURANCE CARRIERS (5.75%)
  Old Republic Int'l. Corp., 11.50%, due 6/01/15...................   $ 150,000   $  159,090
  Old Republic Int'l. Corp., 10.00%, due 2/01/18...................     200,000      213,208
  Torchmark Corp., 9.625%, due 5/01/98.............................     100,000      107,284
                                                                                  ----------
                                                                                     479,582
  NONDEPOSITORY INSTITUTIONS (3.76%)
  National Rural Utilities Cooperative Finance Corp., 9.00%, due
    3/15/16........................................................     305,000      313,787
  OIL AND GAS EXTRACTION (2.79%)
  Burlington Resources, Inc., 9.125%, due 10/01/21.................     200,000      232,876
  PETROLEUM AND COAL PRODUCTS (0.97%)
  Pennzoil Co., 9.00%, due 4/01/17.................................      77,000       81,188
  PRINTING AND PUBLISHING (3.95%)
  Valassis Communications, Inc., 9.55%, due 12/01/03...............     300,000      329,676
  RAILROAD TRANSPORTATION (4.30%)
  Union Pacific Corp., 8.50%, due 1/15/17..........................     350,000      359,226
  SECURITY AND COMMODITY BROKERS (2.52%)
  Lehman Brothers Holdings, Inc., 8.875%, due 11/01/98.............     200,000      210,278
  TRANSPORTATION EQUIPMENT (2.85%)
  Ford Motor Credit Co., 9.50%, due 9/15/11........................     200,000      237,962
                                                                                  ----------
Total Corporate Bonds..............................................                7,098,108
MORTGAGE-BACKED SECURITIES (10.72%)
-----------------------------------
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) (1.04%)
  Pool # 503442, 9.50%, due 7/01/05................................      83,065       86,776
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (9.68%)
  Pool # 144332, 9.00%, due 7/15/16................................      49,247       52,140
  Pool # 236070, 10.00%, due 10/15/12..............................     628,649      669,109
  Pool # 307097, 9.00%, due 7/15/21................................      81,771       86,165
                                                                                  ----------
                                                                                     807,414
                                                                                  ----------
Total Mortgage-Backed Securities...................................                  894,190
SHORT-TERM INVESTMENTS (1.19%)
------------------------------
  UNITED STATES GOVERNMENT AGENCY
  Federal National Mortgage Assoc., due 8/30/95....................     100,000       99,530
                                                                                  ----------
Total Investments (96.97%).........................................                8,091,828

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
HIGH GRADE BOND PORTFOLIO

                                                                                    VALUE
                                                                                  ----------
OTHER ASSETS LESS LIABILITIES (3.03%)
-------------------------------------
  Cash, receivables and prepaid expense, less accounts payable and
    accrued expenses...............................................               $  253,201
                                                                                  ----------
Total Net Assets (100.00%).........................................               $8,345,029
                                                                                  ----------
                                                                                  ----------

SEE ACCOMPANYING NOTES.

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO
JULY 31, 1995

                                                                        PRINCIPAL
                                                                         AMOUNT       VALUE
                                                                       -----------  ----------
CORPORATE BONDS (91.97%)
------------------------
  AGRICULTURAL PRODUCTION -- CROPS (2.34%)
  Chiquita Brands International, Inc., 11.50%, due 6/01/01...........   $ 150,000   $  156,563
  APPAREL AND ACCESSORY STORES (5.23%)
  Genesco, Inc., 10.375%, due 2/01/03................................     150,000      138,750
  TJX Companies, Inc., 9.50%, due 5/01/16............................     200,000      211,440
                                                                                    ----------
                                                                                       350,190
  APPAREL AND OTHER TEXTILE PRODUCTS (7.32%)
  Dan River, Inc., 10.125%, due 12/15/03.............................     280,000      280,000
  Fieldcrest Cannon, Inc., 11.25%, due 6/15/04.......................     200,000      209,500
                                                                                    ----------
                                                                                       489,500
  AUTO REPAIR, SERVICES AND PARKING (1.70%)
  Envirotest Systems Corp., 9.625%, due 4/01/03......................     150,000      114,000
  BUSINESS SERVICES (3.31%)
  Borg-Warner Corp., 9.125%, due 5/01/03.............................     250,000      221,250
  COMMUNICATIONS (3.87%)
  Panamsat, L.P., 9.75%, due 8/01/00.................................     250,000      258,750
  ELECTRIC, GAS AND SANITARY SERVICES (7.94%)
  Commonwealth Edison Co., 9.125%, due 1/15/14.......................     265,000      279,109
  Public Service Company of New Mexico, 5.875%, due 5/01/97..........     150,000      145,695
  Texas Eastern Transmission Corp., 10.00%, due 10/01/11.............     100,000      106,370
                                                                                    ----------
                                                                                       531,174
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (3.38%)
  Amphenol Corp., 12.75%, due 12/15/02...............................     200,000      226,000
  FABRICATED METAL PRODUCTS (6.84%)
  Emhart Corp., 9.25%, due 8/15/16...................................     250,000      261,985
  Jorgensen (Earle M.) Co., 10.75%, due 3/01/00......................     200,000      196,000
                                                                                    ----------
                                                                                       457,985
  FOOD STORES (5.37%)
  P&C Food Markets, Inc., 11.50%, due 10/15/01.......................     150,000      157,500
  Penn Traffic Co., 10.25%, due 2/15/02..............................     200,000      201,750
                                                                                    ----------
                                                                                       359,250
  GENERAL MERCHANDISE STORES (4.86%)
  Federated Department Stores, Inc., 10.00%, due 2/15/01.............     300,000      325,125

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
HIGH YIELD BOND PORTFOLIO

                                                                        PRINCIPAL
                                                                         AMOUNT       VALUE
                                                                       -----------  ----------
  INDUSTRIAL MACHINERY AND EQUIPMENT (0.83%)
  Hyster-Yale Materials Handling, Inc., 12.375%, due 8/01/99.........   $  54,000   $   55,620
  LUMBER AND WOOD PRODUCTS (5.86%)
  Georgia-Pacific Corp., 9.25%, due 3/15/16..........................     150,000      158,410
  Pacific Lumber Co., 10.50%, due 3/01/03............................     250,000      233,750
                                                                                    ----------
                                                                                       392,160
  MISCELLANEOUS RETAIL (4.61%)
  Eckerd Corp., 9.25%, due 2/15/04...................................     295,000      308,275
  PAPER AND ALLIED PRODUCTS (3.82%)
  Container Corp. of America, 9.75%, due 4/01/03.....................     250,000      255,625
  PETROLEUM AND COAL PRODUCTS (5.22%)
  Clark Oil & Refining Corp., 10.50%, due 12/01/01...................     175,000      183,750
  Huntsman Corp., 11.00%, due 4/15/04................................     150,000      165,375
                                                                                    ----------
                                                                                       349,125
  RUBBER AND MISCELLANEOUS PLASTICS PRODUCTS (4.10%)
  Foamex, L.P., 9.50%, due 6/01/00...................................     182,000      182,910
  Plastic Specialties & Technologies, Inc., 11.25%, due 12/01/03.....     100,000       91,500
                                                                                    ----------
                                                                                       274,410
  STONE, CLAY AND GLASS PRODUCTS (7.17%)
  Owens-Illinois, Inc., 11.00%, due 12/01/03.........................     200,000      221,000
  USG Corp., 9.25%, due 9/15/01......................................     250,000      258,750
                                                                                    ----------
                                                                                       479,750
  TEXTILE MILL PRODUCTS (0.78%)
  Bibb Co. (The), 14.00%, due 10/01/99...............................     125,000(1)     52,500
  TRANSPORTATION EQUIPMENT (3.32%)
  Preston Corp., 7.00%, due 5/01/11..................................     306,000      221,850
  WATER TRANSPORTATION (4.10%)
  Moran Transport Co., 11.75%, due 7/15/94...........................     300,000      274,500
                                                                                    ----------
Total Corporate Bonds................................................                6,153,602
SHORT-TERM INVESTMENT (4.48%)
-----------------------------
  UNITED STATES GOVERNMENT AGENCY
  Federal National Mortgage Assoc., due 8/10/95......................     300,000      299,570
                                                                                    ----------
Total Investments (96.45%)...........................................                6,453,172

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
HIGH YIELD BOND PORTFOLIO

                                                                                    VALUE
                                                                                  ----------
OTHER ASSETS LESS LIABILITIES (3.55%)
-------------------------------------
  Cash, receivables and prepaid expense, less accounts payable and
    accrued expenses...............................................               $  237,335
                                                                                  ----------
Total Net Assets (100.00%).........................................               $6,690,507
                                                                                  ----------
                                                                                  ----------

(1)_Company has defaulted on the April 1, 1995 interest payment.

SEE ACCOMPANYING NOTES.

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO
JULY 31, 1995

                                                                    SHARES
                                                                     HELD        VALUE
                                                                  ----------  -----------
COMMON STOCKS (27.28%)
----------------------
  COMMUNICATIONS (4.75%)
  American Telephone & Telegraph Corp...........................      19,000  $ 1,002,250
  ELECTRIC, GAS AND SANITARY SERVICES (7.76%)
  Montana Power Co..............................................      39,600      851,400
  Peoples Energy Corp...........................................      30,000      787,500
                                                                              -----------
                                                                                1,638,900
  HOLDING AND OTHER INVESTMENT OFFICES (4.53%)
  General Growth Properties, Inc................................      49,000      955,500
  INSURANCE CARRIERS (6.09%)
  EMC Insurance Group, Inc......................................     105,000    1,286,250
  MISCELLANEOUS RETAIL (4.15%)
  Ferrellgas Partners, L.P......................................      40,000      875,000
                                                                              -----------
Total Common Stocks.............................................                5,757,900
PREFERRED STOCKS (33.53%)
-------------------------
  DEPOSITORY INSTITUTIONS (7.45%)
  Community First Bankshares, Inc...............................      17,000      497,250
  Conservative Savings Corp., Convertible.......................      34,170      905,505
  Sterling Financial Corp.......................................       6,450      169,313
                                                                              -----------
                                                                                1,572,068
  GAS PRODUCTION AND DISTRIBUTION (1.06%)
  MCN Michigan, L.P.............................................       7,500      199,687
  Western Gas Resources, Inc....................................       1,000       24,875
                                                                              -----------
                                                                                  224,562
  HOLDING AND OTHER INVESTMENT OFFICES (3.93%)
  Echo Bay Finance Corp., Convertible...........................      29,000      830,125
  OIL AND GAS EXTRACTION (9.20%)
  ICO, Inc., Convertible........................................      10,000      203,750
  Noble Drilling Corp., Convertible.............................      36,000      846,000
  Reading & Bates Corp., Convertible............................      28,900      892,288
                                                                              -----------
                                                                                1,942,038
  PAPER AND ALLIED PRODUCTS (2.08%)
  James River Corp. of Virginia, Convertible....................       9,000      438,750

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MANAGED PORTFOLIO

                                                                    SHARES
                                                                     HELD        VALUE
                                                                  ----------  -----------
  WATER TRANSPORTATION (4.95%)
  Sea Containers, Ltd., Convertible.............................      23,000  $ 1,043,625
  WHOLESALE TRADE -- NONDURABLE GOODS (4.86%)
  Howell Corp...................................................      19,800    1,024,650
                                                                              -----------
Total Preferred Stocks..........................................                7,075,818
                                                                  PRINCIPAL
                                                                    AMOUNT
                                                                  ----------
CORPORATE BONDS (28.80%)
------------------------
  COMMUNICATIONS (0.51%)
  Hawaiian Telephone Co., 8.00%, due 9/01/01....................  $  105,000      107,017
  DEPOSITORY INSTITUTIONS (1.65%)
  Columbia Banking System, Convertible Sub. Deb., 7.85%, due
    6/30/02.....................................................     170,000      179,350
  National Westminster Bancorp, Inc., 9.45%, due 5/01/01........     150,000      169,000
                                                                              -----------
                                                                                  348,350
  ELECTRIC, GAS AND SANITARY SERVICES (0.73%)
  National Co-op Services Corp. (Arkansas Electric), 9.48%, due
    1/01/12.....................................................     142,000      153,131
  FABRICATED METAL PRODUCTS (2.56%)
  Emhart Corp., 9.25%, due 8/15/16..............................     515,000      539,689
  FOOD AND KINDRED PRODUCTS (1.99%)
  Anheuser-Busch Companies, Inc., 8.50%, due 3/01/17............     200,000      209,690
  Sara Lee Corp., 8.75%, due 5/15/16............................     200,000      210,352
                                                                              -----------
                                                                                  420,042
  GAS PRODUCTION AND DISTRIBUTION (4.40%)
  Consolidated Natural Gas Co., Convertible Sub. Deb., 7.25%,
    due 12/15/15................................................     900,000      929,250
  HOLDING AND OTHER INVESTMENT OFFICES (2.85%)
  Centennial Bancorp, Convertible Sub. Deb., 7.00%, due
    5/01/04.....................................................     608,000      600,473
  INSURANCE CARRIERS (1.25%)
  Torchmark Corp., 8.625%, due 3/01/17..........................     250,000      263,383
  METAL MINING (5.17%)
  Agnico-Eagle Mines, Convertible Sub. Deb., 3.50%, due
    1/27/04.....................................................   1,300,000    1,092,000
  PETROLEUM AND COAL PRODUCTS (0.66%)
  Pennzoil Co., 9.00%, due 4/01/17..............................     133,000      140,234

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MANAGED PORTFOLIO

                                                                  PRINCIPAL
                                                                    AMOUNT       VALUE
                                                                  ----------  -----------
  PRINTING AND PUBLISHING (6.06%)
  American City Business Journals, Inc., Convertible Sub. Deb.,
    6.00%, due 12/31/11.........................................  $  932,000  $ 1,279,841
  RAILROAD TRANSPORTATION (0.97%)
  Union Pacific Corp., Sinking Fund Deb., 8.50%, due 1/15/17....     200,000      205,272
                                                                              -----------
Total Corporate Bonds...........................................                6,078,682

SHORT-TERM INVESTMENTS (4.97%)
-----------------------------------
  COMMERCIAL PAPER (2.60%)
    NONDEPOSITORY INSTITUTIONS
    Deere (John) Capital Corp., 5.74%, due 8/23/95..............     100,000      100,000
    General Electric Capital Corp., 5.37%, due 8/17/95..........     450,000      450,000
                                                                              -----------
                                                                                  550,000
  UNITED STATES GOVERNMENT AGENCIES (2.37%)
    Federal Home Loan Mortgage Corp., due 8/01/95...............     300,000      300,000
    Federal Home Loan Mortgage Corp., due 8/18/95...............     200,000      199,447
                                                                              -----------
                                                                                  499,447
                                                                              -----------
Total Short-Term Investments....................................                1,049,447
REPURCHASE AGREEMENT (4.74%)
----------------------------
  Cantor Fitzgerald, dated 7/31/95, due 8/01/95 in the amount of
    $1,000,785 (collateralized by Federal Home Loan Mortgage
    Corp. Bond, 8.00%, fair value -- $999,117, due 7/01/24 and
    Federal National Mortgage Assoc. CMO, 9.30%, fair value --
    $27,258, due 2/25/20).......................................   1,000,000    1,000,000
                                                                              -----------
Total Investments (99.32%)......................................               20,961,847
OTHER ASSETS LESS LIABILITIES (0.68%)
-------------------------------------
  Cash, receivables and prepaid expense, less accounts payable
    and accrued expenses........................................                  142,979
                                                                              -----------
Total Net Assets (100.00%)......................................              $21,104,826
                                                                              -----------
                                                                              -----------

SEE ACCOMPANYING NOTES.

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO
JULY 31, 1995

                                                           ANNUALIZED
                                                            YIELD ON      PRINCIPAL
                                                          PURCHASE DATE    AMOUNT       VALUE
                                                          -------------  -----------  ----------
SHORT-TERM INVESTMENTS (100.05%)
--------------------------------
  COMMERCIAL PAPER (19.68%)
    NONDEPOSITORY INSTITUTIONS
    American General Finance Corp., due 10/11/95........        5.759%    $ 120,000   $  120,000
    Deere (John) Capital Corp., due 8/23/95.............        5.738       120,000      120,000
    Ford Motor Credit Corp., due 8/01/95................        5.972       120,000      120,000
    General Electric Capital Corp., due 9/13/95.........        5.745       120,000      120,000
                                                                                      ----------
  Total Commercial Paper................................                                 480,000
  UNITED STATES GOVERNMENT AGENCIES (80.37%)
    Federal Farm Credit Bank, due 9/08/95...............        5.749       225,000      223,661
    Federal National Mortgage Assoc., due 8/15/95.......        5.710       775,000      773,306
    Federal National Mortgage Assoc., due 8/22/95.......        5.982       400,000      398,628
    Federal National Mortgage Assoc., due 8/30/95.......        5.911        70,000       69,673
    Federal National Mortgage Assoc., due 9/22/95.......        5.715       250,000      247,981
    Federal National Mortgage Assoc., due 10/23/95......        5.722       250,000      246,789
                                                                                      ----------
  Total United States Government Agencies...............                               1,960,038
                                                                                      ----------
Total Investments (100.05%).............................                               2,440,038
OTHER ASSETS LESS LIABILITIES (-0.05%)
--------------------------------------
  Cash, receivables and prepaid expense, less accounts
    payable and accrued expenses........................                                  (1,188)
                                                                                      ----------
Total Net Assets (100.00%)..............................                              $2,438,850
                                                                                      ----------
                                                                                      ----------

SEE ACCOMPANYING NOTES.

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO
JULY 31, 1995

                                                                       SHARES
                                                                        HELD        VALUE
                                                                     -----------  ----------
COMMON STOCKS (92.39%)
----------------------
  CHEMICALS AND ALLIED PRODUCTS (16.70%)
  Bristol-Myers Squibb Co..........................................       2,315   $  160,314
  DuPont (EI) de Nemours & Co......................................       3,185      213,395
  Eastman Chemical Co..............................................       1,567      100,288
  Johnson & Johnson................................................       3,617      259,520
  Merck & Co., Inc.................................................       4,477      231,125
  Praxair, Inc.....................................................       7,359      206,052
  Procter & Gamble Co..............................................       3,005      206,969
  Union Carbide Corp...............................................       6,761      234,945
                                                                                  ----------
                                                                                   1,612,608
  COMMUNICATIONS (6.51%)
  American Telephone & Telegraph Co................................       3,464      182,726
  Bell Atlantic Corp...............................................       2,992      171,292
  Capital Cities/ABC, Inc..........................................       2,353      274,713
                                                                                  ----------
                                                                                     628,731
  DEPOSITORY INSTITUTIONS (1.91%)
  Morgan JP & Co., Inc.............................................       2,529      184,933
  EATING AND DRINKING PLACES (2.74%)
  McDonald's Corp..................................................       6,847      264,465
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (2.17%)
  General Electric Co..............................................       3,550      209,450
  FOOD AND KINDRED PRODUCTS (7.62%)
  Coca-Cola Co. (The)..............................................       4,903      322,985
  PepsiCo, Inc.....................................................       4,717      221,109
  Philip Morris Companies, Inc.....................................       2,678      191,812
                                                                                  ----------
                                                                                     735,906
  GENERAL MERCHANDISE STORES (4.19%)
  Sears, Roebuck & Co..............................................       3,677      119,962
  Wal-Mart Stores, Inc.............................................       7,407      197,211
  Woolworth (F.W.) Co. Ltd.........................................       5,592       87,375
                                                                                  ----------
                                                                                     404,548

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
BLUE CHIP PORTFOLIO

                                                                       SHARES
                                                                        HELD        VALUE
                                                                     -----------  ----------
  INDUSTRIAL MACHINERY AND EQUIPMENT (5.34%)
  Caterpillar, Inc.................................................       4,785   $  336,744
  International Business Machines Corp.............................       1,648      179,426
                                                                                  ----------
                                                                                     516,170
  INSTRUMENTS AND RELATED PRODUCTS (1.98%)
  Eastman Kodak Co.................................................       3,320      191,315
  INSURANCE CARRIERS (3.85%)
  Allstate Corp....................................................       3,408      106,500
  American International Group, Inc................................       3,544      265,800
                                                                                  ----------
                                                                                     372,300
  MOTION PICTURES (2.54%)
  Disney (Walt) Co.................................................       4,181      245,111
  NONDEPOSITORY INSTITUTIONS (1.17%)
  Dean Witter, Discover & Co.......................................       2,230      112,615
  PAPER AND ALLIED PRODUCTS (3.88%)
  International Paper Co...........................................       2,413      203,899
  Minnesota Mining & Manufacturing Co..............................       3,024      171,234
                                                                                  ----------
                                                                                     375,133
  PETROLEUM AND COAL PRODUCTS (10.58%)
  Amoco Corp.......................................................       2,625      176,531
  Chevron Corp.....................................................       3,636      179,528
  Exxon Corp.......................................................       2,644      191,690
  Mobil Corp.......................................................       2,063      201,658
  Texaco, Inc......................................................       2,335      155,278
  USX Corp. -- Marathon Group......................................       5,807      116,866
                                                                                  ----------
                                                                                   1,021,551
  PRIMARY METAL INDUSTRIES (3.80%)
  Aluminum Company of America......................................       4,090      232,619
  Bethlehem Steel Corp.............................................       8,509      134,017
                                                                                  ----------
                                                                                     366,636
  RUBBER AND MISCELLANEOUS PLASTICS PRODUCTS (3.31%)
  Goodyear Tire & Rubber Co........................................       7,371      319,717
  SECURITY AND COMMODITY BROKERS (2.45%)
  American Express Co..............................................       4,812      185,262
  Lehman Brothers Holding, Inc.....................................       2,330       51,551
                                                                                  ----------
                                                                                     236,813

FBL SERIES FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
BLUE CHIP PORTFOLIO

                                                                       SHARES
                                                                        HELD        VALUE
                                                                     -----------  ----------
  TRANSPORTATION EQUIPMENT (10.71%)
  Allied-Signal, Inc...............................................       6,595   $  308,316
  Boeing Co. (The).................................................       2,833      189,811
  Ford Motor Co....................................................       6,244      180,296
  General Motors Corp..............................................       3,051      148,736
  United Technologies Corp.........................................       2,461      206,724
                                                                                  ----------
                                                                                   1,033,883
  WHOLESALE TRADE -- DURABLE GOODS (0.94%)
  Westinghouse Electric Corp.......................................       6,638       90,443
                                                                                  ----------
Total Common Stocks................................................                8,922,328
                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                     -----------
SHORT-TERM INVESTMENTS (6.71%)
------------------------------
  UNITED STATES GOVERNMENT AGENCIES
  Federal National Mortgage Assoc., due 8/15/95....................   $ 450,000      449,016
  Federal National Mortgage Assoc., due 8/28/95....................     200,000      199,124
                                                                                  ----------
Total Short-Term Investments.......................................                  648,140
                                                                                  ----------
Total Investments (99.10%).........................................                9,570,468
OTHER ASSETS LESS LIABILITIES (0.90%)
-------------------------------------
  Cash, receivables and prepaid expense, less accounts payable and
    accrued expenses...............................................                   86,803
                                                                                  ----------
Total Net Assets (100.00%).........................................               $9,657,271
                                                                                  ----------
                                                                                  ----------

SEE ACCOMPANYING NOTES.

FBL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1995

1. SIGNIFICANT ACCOUNTING POLICIES
    FBL  Series  Fund,  Inc. (the  "Fund")  is registered  under  the Investment
Company Act of 1940, as amended, as an open-end, diversified management investment company and operates in the mutual fund industry. The Fund consists of six portfolios (known as the Growth Common Stock, High Grade Bond, High Yield Bond, Managed, Money Market and Blue Chip Portfolios).

    All portfolios, other than the Money Market Portfolio, value their common stocks, corporate bonds, United States Treasury obligations and mortgage-backed securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term investments
(including repurchase agreements) are valued at market value, except that obligations maturing in 60 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market.

    The Money Market Portfolio values investments at amortized cost, which approximates market. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

    The value of the underlying securities serving to collateralize repurchase agreements is marked to market daily. Should the value of the underlying securities decline, the seller would be required to provide the applicable portfolio with additional securities so that the aggregate value of the underlying securities was at least equal to the repurchase price. If a seller of a repurchase agreement were to default, the affected portfolio might experience losses in enforcing its rights. To minimize this risk, the investment adviser (under the supervision of the Board of Directors) will monitor the creditworthiness of the seller of the repurchase agreement and must find such creditworthiness satisfactory before a portfolio may enter into the repurchase agreement.

    The Fund records investment transactions generally one day after the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

    Dividends and distributions to shareholders are recorded on the record date.

2. FEDERAL INCOME TAXES
    No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.

FBL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. FEDERAL INCOME TAXES (CONTINUED)
    At July 31, 1995, the High Grade Bond, High Yield Bond, Managed and Blue Chip Portfolios had net capital loss carryforwards of approximately $39,000, $7,000, $161,000 and $4,000, respectively, which will expire in 1999 and 2003.

3. MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES
    The Fund has entered into agreements with FBL Investment Advisory Services, Inc. ("FBL Investment") relating to the management of the portfolios and the investment of their assets. Pursuant to these agreements, fees paid to FBL Investment are as follows: (1) annual investment advisory and management fees, which are based on each portfolio's daily net assets as follows: Growth Common Stock Portfolio - 0.50%; High Grade Bond Portfolio - 0.40%; High Yield Bond Portfolio - 0.55%; Managed Portfolio - 0.60%; Money Market Portfolio - 0.40% and Blue Chip Portfolio - 0.25%; (2) distribution fees, which are computed at an annual rate of 0.50% of each portfolio's average daily net asset value and, in part, are subsequently remitted by FBL Investment to retail dealers including FBL Marketing Services, Inc. ("FBL Marketing"), an affiliate who serves as principal dealer; (3) administrative service fees, which are computed at an annual rate of 0.25% of each portfolio's average daily net asset value; (4) shareholder service, transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment adviser, plus an annual per account charge ranging from $7.20 to $12.00; and (5) accounting fees, which are based on each portfolio's daily net assets at an annual rate of 0.05%, with a maximum per portfolio annual expense of $30,000.

    FBL Investment has agreed to reimburse the portfolios annually for total expenses (excluding brokerage, interest, taxes, the distribution fee and extraordinary expenses) in excess of 1.50% of each portfolio's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the portfolio for such period.

    Certain officers and directors of the Fund are also officers of Farm Bureau Life Insurance Company, FBL Investment, FBL Marketing and other affiliated entities. At July 31, 1995, Farm Bureau Life Insurance Company, the indirect parent of FBL Investment and FBL Marketing, owned shares of the Fund's portfolios as follows:

PORTFOLIO                                                          SHARES
---------------------------------------------------------------  ----------
High Yield Bond................................................     125,149
Money Market...................................................   1,910,602

    FBL Investment also owned shares of the Growth Common Stock Portfolio aggregating 120,118 at July 31, 1995.

FBL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CAPITAL SHARE TRANSACTIONS
    Net assets as of July 31, 1995 consisted of:

                                                                                PORTFOLIO
                                                 ------------------------------------------------------------------------
                                                   GROWTH                    HIGH
                                                   COMMON     HIGH GRADE    YIELD                    MONEY        BLUE
                                                    STOCK        BOND        BOND       MANAGED      MARKET       CHIP
                                                 -----------  ----------  ----------  -----------  ----------  ----------
Capital Stock (5,000,000,000 shares of $.001
  par value Capital Stock authorized)..........  $     5,441  $      813  $      667  $     1,781  $    2,439  $      423
Additional paid-in capital.....................   66,985,376   8,163,783   6,700,925   20,789,151   2,436,411   6,252,283
Accumulated undistributed net investment
  income.......................................    1,457,162                                1,272                  41,475
Accumulated undistributed net realized gain
  (loss) from investment transactions..........      188,440     (38,748)     (7,192)    (161,255)                 (4,384)
Net unrealized appreciation (depreciation) of
  investments..................................    2,310,084     219,181      (3,893)     473,877               3,367,474
                                                 -----------  ----------  ----------  -----------  ----------  ----------
Net Assets.....................................  $70,946,503  $8,345,029  $6,690,507  $21,104,826  $2,438,850  $9,657,271
                                                 -----------  ----------  ----------  -----------  ----------  ----------
                                                 -----------  ----------  ----------  -----------  ----------  ----------
Shares issued and outstanding as of July 31,
  1995.........................................    5,441,946     813,312     666,735    1,780,492   2,438,850     422,597
                                                 -----------  ----------  ----------  -----------  ----------  ----------
                                                 -----------  ----------  ----------  -----------  ----------  ----------

    Transactions in Capital Stock for each portfolio were as follows:

                                                        SHARES ISSUED IN
                                                         REINVESTMENT OF
                                                          DIVIDENDS AND                             NET INCREASE (DECREASE)
                                   SHARES SOLD            DISTRIBUTIONS         SHARES REDEEMED
                              ----------------------  ---------------------  ---------------------  -----------------------
PORTFOLIO                      SHARES      AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT      SHARES      AMOUNT
----------------------------  ---------  -----------  ---------  ----------  ---------  ----------  ----------  -----------
Year Ended July 31, 1995:

Growth Common Stock.........    456,086  $ 5,716,180    465,616  $5,401,147    399,968  $5,014,467     521,734  $ 6,102,860
High Grade Bond.............     97,267      947,943     37,987     400,616     71,483     711,607      63,771      636,952
High Yield Bond.............     85,943      872,956     35,880     351,724     97,585     990,492      24,238      234,188
Managed.....................    206,561    2,362,969    107,958   1,216,938    178,193   2,021,534     136,326    1,558,373
Money Market................    194,697      194,697     19,711      19,711    402,160     402,160    (187,752)    (187,752)
Blue Chip...................     91,343    1,825,635      2,799      52,645     31,209     621,430      62,933    1,256,850
Year Ended July 31, 1994:

Growth Common Stock.........  1,244,749  $17,459,895    586,203  $7,878,314    329,182  $4,625,196   1,501,770  $20,713,013
High Grade Bond.............    244,811    2,558,740     38,343     399,309    286,594   3,012,109      (3,440)     (54,060)
High Yield Bond.............    220,909    2,366,382     28,346     291,725    142,044   1,537,430     107,211    1,120,677
Managed.....................    965,352   11,828,893     72,904     873,667     54,051     653,661     984,205   12,048,899
Money Market................    963,596      963,596     10,609      10,609    902,157     902,157      72,048       72,048
Blue Chip...................    101,015    1,848,854        885      41,682     48,342     899,298      53,558      991,238

FBL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. INVESTMENT TRANSACTIONS
    For the year ended July 31, 1995, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by portfolio, were as follows:

PORTFOLIO                                         PURCHASES      SALES
-----------------------------------------------  -----------  -----------
Growth Common Stock............................  $51,759,359  $55,260,641
High Grade Bond................................    1,551,385    1,000,723
High Yield Bond................................    1,397,485    1,364,675
Managed........................................   12,738,635   13,456,756
Blue Chip......................................    1,218,742       40,558

    At July 31, 1995, net unrealized appreciation of investments by portfolio was composed of the following:

                                                                              NET UNREALIZED
                                                      GROSS UNREALIZED         APPRECIATION
                                                ----------------------------  (DEPRECIATION)
PORTFOLIO                                       APPRECIATION   DEPRECIATION   OF INVESTMENTS
----------------------------------------------  -------------  -------------  ---------------
Growth Common Stock...........................   $ 4,604,542    $ 2,294,458     $ 2,310,084
High Grade Bond...............................       258,361         39,180         219,181
High Yield Bond...............................       227,535        231,428          (3,893)
Managed.......................................     1,152,708        678,831         473,877
Blue Chip.....................................     3,448,339         80,865       3,367,474

FBL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income for the following portfolios are declared daily and were payable on the last business day of the month as follows:

                                                                      HIGH       HIGH
                                                                      GRADE      YIELD       MONEY
PAYABLE DATE                                                          BOND       BOND       MARKET
------------------------------------------------------------------  ---------  ---------  -----------
August 31, 1994...................................................  $   .0547  $   .0718   $   .0020
September 30, 1994................................................      .0504      .0664       .0024
October 31, 1994..................................................      .0507      .0641       .0022
November 30, 1994.................................................      .0530      .0602       .0027
December 30, 1994.................................................      .0541      .0675       .0030
January 31, 1995..................................................      .0525      .0664       .0033
February 28, 1995.................................................      .0500      .0687       .0030
March 31, 1995....................................................      .0532      .0681       .0034
April 28, 1995....................................................      .0495      .0576       .0031
May 31, 1995......................................................      .0571      .0647       .0036
June 30, 1995.....................................................      .0542      .0611       .0033
July 31, 1995.....................................................      .0542      .0607       .0033
                                                                    ---------  ---------  -----------
Total Dividends Per Share.........................................  $   .6336  $   .7773   $   .0353
                                                                    ---------  ---------  -----------
                                                                    ---------  ---------  -----------

FBL SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED)
    In addition, dividends and distributions to shareholders from net investment income and net realized gain on investment transactions were paid during the year ended July 31, 1995, for the following portfolios:

ORDINARY INCOME DIVIDENDS:                                            DIVIDEND    PERCENT QUALIFYING
                                  DECLARATION   RECORD     PAYABLE   AMOUNT PER    FOR DEDUCTION BY
PORTFOLIO                            DATE        DATE       DATE        SHARE        CORPORATIONS
--------------------------------  -----------  ---------  ---------  -----------  -------------------
Growth Common Stock.............    12/22/94    12/29/94   12/29/94   $  0.3913              71%
Managed.........................    10/28/94    10/31/94   11/07/94      0.1100              61
Managed.........................    12/22/94    12/29/94   12/29/94      0.1363              65
Managed.........................     4/27/95     4/28/95    5/05/95      0.1775              64
Managed.........................     7/28/95     7/31/95    7/07/95      0.1375              61
Blue Chip.......................    12/22/94    12/29/94   12/29/94      0.1400              87

CAPITAL GAINS DISTRIBUTIONS:                                          DIVIDEND
                                  DECLARATION   RECORD     PAYABLE   AMOUNT PER
PORTFOLIO                            DATE        DATE       DATE        SHARE
--------------------------------  -----------  ---------  ---------  -----------
Growth Common Stock.............    12/22/94    12/29/94   12/29/94   $  0.7237
High Grade Bond.................    12/22/94    12/29/94   12/29/94      0.0320
High Yield Bond.................    12/22/94    12/29/94   12/29/94      0.10475
Managed.........................    12/22/94    12/29/94   12/29/94      0.2387

    The capital gains distributions related to the Growth Common Stock, High Yield Bond and Managed Portfolios include net short-term realized gains of $2,277,014 ($0.4587 per share), $11,910 ($0.01875 per share) and $199,174
($0.1187 per share), respectively, that are taxable to shareholders as ordinary income dividends.

FBL SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
YEARS ENDED JULY 31, 1995, 1994, 1993, 1992 AND 1991

                                                                                       GROWTH
                                                                                    COMMON STOCK
                                                                                      PORTFOLIO
                                                           ---------------------------------------------------------------
                                                              1995         1994         1993         1992         1991
                                                           -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year.......................  $   13.07    $   15.13    $   12.48    $   11.64    $   11.02
  Income From Investment Operations
    Net investment income................................       0.43         0.60         0.51         0.48         0.58
    Net gains or losses on securities (both realized and
      unrealized)........................................       0.65        (0.49)        2.75         0.93         0.65
                                                           -----------  -----------  -----------  -----------  -----------
  Total from investment operations.......................       1.08         0.11         3.26         1.41         1.23
                                                           -----------  -----------  -----------  -----------  -----------
  Less Distributions
    Dividends (from net investment income)...............      (0.39)       (0.60)       (0.48)       (0.57)       (0.61)
    Distributions (from capital gains)...................      (0.72)       (1.57)       (0.13)
    Distributions in excess of net realized gains........
                                                           -----------  -----------  -----------  -----------  -----------
  Total distributions....................................      (1.11)       (2.17)       (0.61)       (0.57)       (0.61)
                                                           -----------  -----------  -----------  -----------  -----------
Net asset value, end of year.............................  $   13.04    $   13.07    $   15.13    $   12.48    $   11.64
                                                           -----------  -----------  -----------  -----------  -----------
                                                           -----------  -----------  -----------  -----------  -----------
Total Return:
  Total investment return based on net asset value (1)...       9.36%        0.34%       27.25%       12.51%       11.67%

Ratios/Supplemental Data:
  Net assets, end of year ($000's omitted)...............     70,947        64,315       51,732       39,418       36,193
  Ratio of net expenses to average net assets............       1.62%        1.60%        1.61%        1.69%        1.59%
  Ratio of net income to average net assets..............       3.43%        4.05%        3.80%        3.99%        5.19%
  Portfolio turnover rate................................         85%          93%          92%          87%          59%

Information assuming no voluntary reimbursement by FBL
 Investment of excess operating expenses (see NOTE 3):
  Per share net investment income........................
  Ratio of expenses to average net assets................
  Amount reimbursed......................................

------------------------------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Contingent deferred sales charge is not reflected in the calculation of total investment return.

   SEE ACCOMPANYING NOTES.

                                                    HIGH                                               HIGH
                                                 GRADE BOND                                         YIELD BOND
                                                  PORTFOLIO                                          PORTFOLIO
                               -----------------------------------------------   -------------------------------------------------
                                1995      1994      1993      1992      1991       1995       1994      1993      1992      1991
                               -------   -------   -------   -------   -------   --------   --------   -------   -------   -------
Net asset value, beginning
  of year....................  $10.13    $10.69    $10.68    $10.15    $ 9.95     $10.00     $10.76    $10.47    $ 9.82    $ 9.62
Income From Investment
  Operations
    Net investment income....    0.63      0.64      0.70      0.73      0.78       0.78       0.81      0.83      0.90      0.95
    Net gains or losses on
      securities (both
      realized and
      unrealized)............    0.16     (0.40)     0.13      0.62      0.20       0.13      (0.60)     0.46      0.65      0.19
                               -------   -------   -------   -------   -------   --------   --------   -------   -------   -------
  Total from investment
    operations...............    0.79      0.24      0.83      1.35      0.98       0.91       0.21      1.29      1.55      1.14
                               -------   -------   -------   -------   -------   --------   --------   -------   -------   -------
  Less Distributions
    Dividends (from net
      investment income).....   (0.63)    (0.64)    (0.70)    (0.73)    (0.78)     (0.78)     (0.81)    (0.83)    (0.90)    (0.94)
    Distributions (from
      capital gains).........             (0.16)    (0.12)    (0.09)    (0.09)     (0.16)     (0.17)
    Distributions in excess
      of net realized gains..   (0.03)                                             (0.01)
                               -------   -------   -------   -------   -------   --------   --------   -------   -------   -------
  Total distributions........   (0.66)    (0.80)    (0.82)    (0.82)    (0.78)     (0.88)     (0.97)    (1.00)    (0.90)    (0.94)
                               -------   -------   -------   -------   -------   --------   --------   -------   -------   -------
Net asset value, end of year.  $10.26    $10.13    $10.69    $10.68    $10.15     $10.03     $10.00    $10.76    $10.47    $ 9.82
                               -------   -------   -------   -------   -------   --------   --------   -------   -------   -------
                               -------   -------   -------   -------   -------   --------   --------   -------   -------   -------
Total Return:
  Total investment return
    based on net asset
    value (1)................    8.23%     1.77%     8.10%    13.71%    10.29%      9.71%      1.88%    12.95%    16.44%    12.83%

Ratios/Supplemental Data:
  Net assets, end of year
    ($000's omitted).........   8,345     7,596     8,047     7,676     4,276      6,691      6,425     5,758     4,835     4,029
  Ratio of net expenses to
    average net assets.......    1.99%     1.90%     1.79%     1.88%     1.62%      2.00%      2.00%     2.00%     1.98%     1.77%
  Ratio of net income to
    average net assets.......    6.29%     6.12%     6.59%     6.94%     7.78%      7.83%      7.68%     7.84%     8.79%     9.98%
  Portfolio turnover rate....      18%       42%       54%       45%       40%        23%        26%       56%       56%       78%

Information assuming no
 voluntary reimbursement by
 FBL
  Investment of excess
   operating expenses (see
   NOTE 3):
    Per share net investment
      income.................                                                     $ 0.75     $ 0.79    $ 0.82
  Ratio of expenses to
   average net assets........                                                       2.29%      2.17%     2.05%
  Amount reimbursed..........                                                    $18,810    $10,754    $3,147

FBL SERIES FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       MANAGED
                                                                      PORTFOLIO
                                                 ----------------------------------------------------
                                                   1995       1994       1993       1992       1991
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of year.............  $11.62     $12.51     $10.77     $ 9.95     $ 9.92
  Income From Investment Operations
    Net investment income......................    0.56       0.55       0.54       0.61       0.66
    Net gains or losses on securities (both
      realized and unrealized).................    0.47      (0.62)      1.87       0.82       0.03
                                                 --------   --------   --------   --------   --------
  Total from investment operations.............    1.03      (0.07)      2.41       1.43       0.69
                                                 --------   --------   --------   --------   --------
  Less Distributions
    Dividends (from net investment income).....   (0.56)     (0.50)     (0.52)     (0.61)     (0.66)
    Distributions (from capital gains).........   (0.14)     (0.32)     (0.15)
    Distributions in excess of net realized
      gains....................................   (0.10)
                                                 --------   --------   --------   --------   --------
  Total distributions..........................   (0.80)     (0.82)     (0.67)     (0.61)     (0.66)
                                                 --------   --------   --------   --------   --------
Net asset value, end of year...................  $11.85     $11.62     $12.51     $10.77     $ 9.95
                                                 --------   --------   --------   --------   --------
                                                 --------   --------   --------   --------   --------
Total Return:
  Total investment return based on net asset
    value (1)..................................    9.40%     (0.61)%    23.02%     14.79%      7.05%

Ratios/Supplemental Data:
  Net assets, end of year ($000's omitted).....  21,105     19,100      8,257      3,887      3,935
  Ratio of net expenses to average net assets..    1.94%      1.96%      1.96%      2.07%      1.84%
  Ratio of net income to average net assets....    4.86%      4.42%      4.54%      5.93%      6.51%
  Portfolio turnover rate......................      69%        29%        52%        77%        31%

Information assuming no voluntary reimbursement
 by FBL Investment of excess operating expenses
 (see NOTE 3):
  Per share net investment income..............                        $ 0.53
  Ratio of expenses to average net assets......                          2.02%
  Amount reimbursed............................                        $3,497

                                               MONEY MARKET                                       BLUE CHIP
                                                 PORTFOLIO                                        PORTFOLIO
                             ------------------------------------------------  ------------------------------------------------
                               1995      1994      1993      1992      1991      1995      1994      1993      1992      1991
                             --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, beginning
  of year.................   $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $18.75    $17.69    $16.78    $15.38    $15.61
  Income From Investment
   Operations
    Net investment income.     0.04      0.02      0.01      0.03      0.05      0.19      0.14      0.13      0.17      0.30
    Net gains or losses
     on securities (both
     realized and
     unrealized)..........                                                       4.05      1.06      0.90      1.47      0.77
                             --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total from investment
   operations.............     0.04      0.02      0.01      0.03      0.05      4.24      1.20      1.03      1.64      1.07
                             --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Less Distributions
    Dividends (from net
     investment income)..     (0.04)    (0.02)    (0.01)    (0.03)    (0.05)    (0.14)    (0.14)    (0.12)    (0.24)    (0.31)
    Distributions (from
     capital gains)......                                                                                               (0.99)
    Distributions in
     excess of net
     realized gains......
                             --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total distributions....     (0.04)    (0.02)    (0.01)    (0.03)    (0.05)    (0.14)    (0.14)    (0.12)    (0.24)    (1.30)
                             --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
 year....................    $ 1.00   $  1.00   $  1.00   $  1.00   $  1.00    $22.85    $18.75    $17.69    $16.78    $ 5.38
                             --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                             --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Return:
  Total investment
   return based on net
   asset value (1)........     3.60%    1.47%      1.33%     2.82%     5.52%    22.77%     6.75%     6.21%    10.77%     8.36%

Ratios/Supplemental Data:
  Net assets, end of year
   ($000's omitted).......    2,439    2,627      2,555     2,861     3,672     9,657     6,745     5,415     4,405     3,883
  Ratio of net expenses to
   average net assets.....     2.00%    1.93%      1.94%     2.00%     1.70%     1.78%     1.83%     1.90%     1.92%     1.63%
  Ratio of net income to
   average net assets.....     3.51%     1.45%     1.33%     2.83%     5.42%     0.92%     0.75%     0.73%     1.09%     2.06%
  Portfolio turnover
   rate...................        0%        0%        0%        0%        0%        1%        1%        0%        0%        5%

Information assuming no
 voluntary reimbursement
 by FBL Investment of
 excess operating expenses
 (see NOTE 3):
  Per share net investment
   income.................   $ 0.03
  Ratio of expenses to
   average net assets.....     2.20%
  Amount reimbursed.......   $4,948

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
FBL Series Fund, Inc.

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of FBL Series Fund, Inc. (comprising, respectively, the Growth Common Stock, High Grade Bond, High Yield Bond, Managed, Money Market and Blue Chip Portfolios) as of July 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the FBL Series Fund, Inc. at July 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
September 1, 1995

                              FBL SERIES FUND, INC.

                                     PART C

                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)  FINANCIAL STATEMENTS:

     (i)  Financial Statements included in Part A of Registration Statement:


          Condensed Financial Information at July 31, 1995



     (ii) Financial Statements included in Part B of Registration Statement through incorporation by reference to the 1995 Annual Report to Shareholders of FBL Series Fund, Inc.:



          Report of Independent Auditors
          Statements of Assets and Liabilities
            at July 31, 1995
          Statements of Operations for the year ended
            July 31, 1995
          Statements of Changes in Net Assets for the years
            ended July 31, 1995 and 1994
          Schedules of Investments at July 31, 1995
          Notes to Financial Statements

(B)  EXHIBITS:


     1.   *(a) Articles of Incorporation 1/

          *(b) Articles of Amendment which became effective in 1977 and 1978 2/

          *(c) Articles of Amendment which became effective on November 30, 1987
               3/

          *(d) Articles of Amendment which became effective on November 22, 1991

          *(e) Articles Supplementary to the Charter which became effective on November 25, 1991



     *2.  By-laws, as amended 3/


     3.   Inapplicable


     *4.  Specimen copy of uniform common stock certificate 3/




     *5. Investment Advisory and Management Services Agreement dated November 11, 1987 4/



     6.   *(a) Underwriting Agreement dated December 31, 1983 5/

          *(b) Form of Dealer Agreement 4/

          *(c) Administrative Services Agreement dated November 25, 1991 9/


     7.   Inapplicable




_______________________

     *    Filed herewith
     1/   Previously filed with the initial Registration Statement on Form S-5, filed on or about September 26, 1970.



     2/   Previously filed with Post-Effective Amendment No. 10 to the
Registration Statement on Form N-1, filed on or about June 29, 1979.



     3/   Previously filed with Post-Effective Amendment No. 22 to the
Registration Statement on Form N-1A, filed on or about December 1, 1987.



     4/   Previously filed with Post-Effective Amendment No. 21 to the
Registration Statement on Form N-1A, filed on or about September 18, 1987.

     5/   Previously filed with Post-Effective Amendment No. 18 to the
Registration Statement on Form N-1A, filed on or about October 2, 1984.



     9/   Previously filed with Post-Effective Amendment No. 26 to the
Registration Statement on Form N-1A, filed on or about September 26, 1991.



     *8.  Custodian Agreement dated January 12, 1993



     *9.  (a)  Fidelity Bond Joint Insureds Agreement 8/
          *(b) Joint Insureds D&O and E&O Agreement 3/

          *(c) Accounting Services Agreement 3/

          *(d) Shareholder Service, Dividend Distributing and Transfer Agent
               Agreement dated September 1, 1995


     10.  Inapplicable


     *11. Consent of Ernst & Young LLP


     12.  Inapplicable

     13.  Inapplicable


     *14. *(a)(1)   Form of Prototype Money Purchase
                    Pension and Profit Sharing Plan, as amended
          *(a)(2)   Form of Adoption Agreements
          *(a)(3)   Application Form for Keogh Plan 6/
          *(b)(1)   Model Individual Retirement Account, Form
                    5305-A
          *(b)(2)   Model IRA Disclosure Statement 7/



     15. *(a) Distribution and Shareholder Servicing Plan and Agreement dated as of December 1, 1987 4/

          *(b) Distribution and Shareholder Servicing Plan and Agreement dated
               December 1, 1987, as amended November 25, 1991 10/



     16.  Schedule for Computation of Performance Data 11/



     *27. Financial Data Schedules

_______________________

     *    Filed herewith
     6/   Previously filed with Post-Effective Amendment No. 20 to the
Registration Statement on Form N-1A, filed on or about November 29, 1986.

     7/   Previously filed with Post-Effective Amendment No. 14 to the
Registration Statement on Form N-1, filed on or about November 25, 1981.



     8/   Previously filed with Post-Effective Amendment No. 23 to the
Registration Statement on Form N-1A, filed on or about November 30, 1988.



     10/ Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on or about September 26, 1991.



     11/ Incorporated by reference from Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on or about November 30, 1988.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON
          CONTROL WITH REGISTRANT.

          Inapplicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


          As of October 31, 1995, the number of record holders of each class of common stock of the Registrant were as follows:



                                               Number of
          Title of Class                     Record Holders
          --------------                     --------------
          Growth Common Stock Portfolio       9,906
          High Grade Bond Portfolio           1,306
          High Yield Bond Portfolio           1,386
          Managed Portfolio                   4,640
          Money Market Portfolio                198
          Blue Chip Portfolio                 2,812


ITEM 27.  INDEMNIFICATION.

          The Maryland Code, Corporations and Associations, Section 2-418, provides for indemnification of directors, officers, employees and agents.
Article XVI of the Registrant's Articles of Incorporation restricts indemnification for any officer or director in cases of willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of their offices. Article XV of the Registrant's By-Laws provides for indemnification of officers under certain circumstances.

          The Investment Advisory and Management Services Agreement between the Registrant and FBL Investment Advisory Services, Inc. ("Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such Agreement relates.

          In addition, the Registrant maintains a directors and officers "errors and omissions" liability insurance policy under which the Registrant and its directors and officers are named insureds.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF
          INVESTMENT ADVISER.

          Registrant's investment adviser is FBL Investment Advisory Services, Inc. ("FBL"). In addition to its services to Registrant as investment adviser, underwriter, shareholder service, transfer and dividend disbursing agent, all as set forth in parts A and B of this Registration Statement on Form N-1A, FBL acts as adviser, underwriter, shareholder service, transfer and dividend disbursing agent for FBL Money Market Fund, Inc., a diversified open-end management investment company, and FBL Variable Insurance Series Fund , a diversified open-end series management investment company.

          The principal occupations of the principal executive officers and directors of FBL and their services as officers and employees of Farm Bureau Multi-State Services, Inc. and its affiliates as disclosed below. The address of Farm Bureau Multi-State Services, Inc. and its affiliates is 5400 University Avenue, West Des Moines, Iowa 50266.

  Name and Position(s)
         With FBL                             Principal Occupations
-------------------------          --------------------------------------------

STEPHEN M. MORAIN,                 General Counsel and Assistant Secretary,
   Senior Vice President,          Iowa Farm Bureau Federation; General Counsel,
      General Counsel and          Secretary and Director, Farm Bureau
      Director                     Management Corporation; Senior Vice President
                                   and General Counsel, Farm Bureau Multi-State
                                   Services, Inc., Farm Bureau Life Insurance
                                   Company, Universal Assurors Life Insurance
                                   Company, Farm Bureau Mutual Insurance
                                   Company, Utah Farm Bureau Insurance Company,
                                   FBL Financial Services, Inc., FBL Insurance
                                   Brokerage, Inc. and South Dakota Farm Bureau
                                   Mutual Insurance Company; Senior Vice
                                   President, General Counsel, Assistant
                                   Secretary and Director, FBL Series Fund, Inc.
                                   and FBL Money Market Fund, Inc.; Senior Vice
                                   President, General Counsel, Assistant
                                   Secretary and Trustee, FBL Variable Insurance
                                   Series Fund; Senior Vice President, General
                                   Counsel and Director, FBL Marketing Services,
                                   Inc.; Director, Computer Aided Design
                                   Software, Inc. and Iowa Business Development
                                   Finance Corporation; Chairman, Edge
                                   Technologies, Inc.



RICHARD D. WARMING,                Vice President, Chief Investment Officer
   President and Director          and Assistant Treasurer, Farm Bureau Multi-
                                   State Services, Inc., Farm Bureau Life
                                   Insurance Company, Universal Assurors Life
                                   Insurance Company, Western Farm Bureau Life
                                   Insurance Company, FBL Insurance Brokerage,
                                   Inc., Utah Farm Bureau Insurance Company, FBL
                                   Financial Services, Inc., Farm Bureau Mutual
                                   Insurance Company, Western Agricultural
                                   Insurance Company, Western Farm Bureau Mutual
                                   Insurance Company and South Dakota Farm
                                   Bureau Mutual Insurance Company; President and Director, FBL Leasing Services, Inc.;
                                   Vice President, Chief Investment Officer, FBL
                                   Series Fund, Inc., FBL Money Market Fund,
                                   Inc. and FBL Variable Insurance Series Fund;
                                   Vice President, Chief Investment Officer and
                                   Director, FBL Marketing Services, Inc.; Vice-
                                   President, Secretary and Director,

                                   RIK, Inc.; Secretary and Director, FBL Real
                                   Estate Ventures, Ltd.



WILLIAM J. ODDY,                   Vice President, Chief Operating Officer
   Vice President, Chief           and Assistant General Manager, Farm
      Operating Officer,           Bureau Multi-State Services, Inc.; Farm
      Assistant General            Bureau Life Insurance Company, Universal
      Manager, Treasurer and       Assurors Life Insurance Company, Western
      Director                     Farm Bureau Life Insurance Company, FBL
                                   Insurance Brokerage, Inc., Utah Farm Bureau
                                   Insurance Company, Farm Bureau Mutual
                                   Insurance Company, South Dakota Farm Bureau
                                   Mutual Insurance Company, FBL Financial
                                   Services, Inc., FBL Series Fund, Inc., FBL
                                   Money Market Fund, Inc. and FBL Variable
                                   Insurance Series Fund; President, Treasurer and Director, Communications Providers, Inc.;
                                   Vice President, Chief Operating Officer,
                                   Assistant General Manager, Treasurer and
                                   Director, FBL Marketing Services, Inc.;
                                   President and Director, FBL Real Estate
                                   Ventures, Ltd. and RIK, Inc.



DENNIS M. MARKER,                  Investment Vice President, Administration,
   Investment Vice President,      Farm Bureau Life Insurance Company,
      Administration, Secretary    Universal Assurors Life Insurance Company,
      and Director                 Western Farm Bureau Life Insurance Company,
                                   FBL Insurance Brokerage, Inc., Farm Bureau
                                   Mutual Insurance Company, Utah Farm Bureau
                                   Insurance Company and South Dakota Farm
                                   Bureau Mutual Insurance Company; Investment
                                   Vice President, Administration and Assistant
                                   Secretary, FBL Series Fund, Inc., FBL Money
                                   Market Fund, Inc. and FBL Variable Insurance
                                   Series Fund; Vice President and Director, FBL
                                   Leasing Services, Inc.; Investment Vice
                                   President, Administration, Secretary and
                                   Director, FBL Marketing Services, Inc.



THOMAS R. GIBSON,                  Executive Vice President and General
   Executive Vice President,       Manager, Farm Bureau Multi-State Services,
      General Manager and          Inc., Farm Bureau Life Insurance Company,
      Director                     Universal Assurors Life Insurance Company,
                                   Western Farm

  Name and Position(s)
         With FBL                             Principal Occupations
-------------------------          --------------------------------------------
                                   Bureau Life Insurance Company, Farm Bureau
                                   Mutual Insurance Company, Utah Farm Bureau
                                   Insurance Company, FBL Insurance Brokerage,
                                   Inc., FBL Financial Services, Inc., South
                                   Dakota Farm Bureau Mutual Insurance Company,
                                   FBL Series Fund, Inc., FBL Money Market Fund,
                                   Inc. and FBL Variable Insurance Series Fund;
                                   Executive Vice President, General Manager and
                                   Director, FBL Marketing Services, Inc.



TIMOTHY J. HOFFMAN,                Vice President, Chief Marketing Officer,
   Vice President, Chief           Farm Bureau Multi-State Services, Inc.,
      Marketing Officer and        Farm Bureau Life Insurance Company,
      Director                     Universal Assurors Life Insurance Company,
                                   Western Farm Bureau Life Insurance Company,
                                   Farm Bureau Mutual Insurance Company, Utah
                                   Farm Bureau Insurance Company, FBL Financial
                                   Services, Inc., South Dakota Farm Bureau
                                   Mutual Insurance Company, FBL Insurance
                                   Brokerage, Inc., FBL Series Fund, Inc., FBL
                                   Money Market Fund, Inc. and FBL Variable
                                   Insurance Series Fund; President and
                                   Director, FBL Marketing Services, Inc. and
                                   FBL Education Services, Inc.



ITEM 29.  PRINCIPAL UNDERWRITERS.

          (a) FBL Investment Advisory Services, Inc., the principal underwriter for Registrant, also acts as the principal investment adviser, underwriter, shareholder service, transfer and dividend disbursing agent for FBL Money Market Fund, Inc., a diversified open-end management investment company and FBL Variable Insurance Series Fund, a diversified, open-end series management investment company.

          (b) The principal business address of each director and principal officer of the principal underwriter is 5400 University Avenue, West Des Moines, Iowa 50266. See Item 28 for information on the principal officers of FBL Investment Advisory Services, Inc., investment adviser and principal underwriter for the Registrant.

          (c)  Inapplicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant and the offices of the Adviser, FBL Investment Advisory Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 31.  MANAGEMENT SERVICES.

          Inapplicable.

ITEM 32.  UNDERTAKINGS.

          Inapplicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Des Moines and State of Iowa, on the 28th day of November, 1995.

                                        FBL SERIES FUND, INC.


                                        By: /s/Merlin D. Plagge
                                           ------------------------------------
                                               Merlin D. Plagge, President



Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacity and on the date indicated.

/s/Merlin D. Plagge                President and Director   November 28, 1995
------------------------------     (Principal Executive     -------------------
Merlin D. Plagge                   Officer)                      (dated)

/s/Eugene R. Maahs                 Senior Vice President,   November 28, 1995
------------------------------     Secretary-Treasurer and  -------------------
Eugene R. Maahs                    Director (Principal           (dated)
                                   Financial and Accounting
                                   Officer)

/s/Stephen M. Morain               Senior Vice President,   November 28, 1995
------------------------------     General Counsel,         -------------------
Stephen M. Morain                  Assistant Secretary and       (dated)
                                   Director

/s/Donald G. Bartling              Director                 November 28, 1995
------------------------------                              -------------------
Donald G. Bartling*                                              (dated)

/s/John R. Graham                  Director                 November 28, 1995
------------------------------                              -------------------
John R. Graham*                                                  (dated)

/s/Erwin H. Johnson                Director                 November 28, 1995
------------------------------                              -------------------
Erwin H. Johnson*                                                (dated)

/s/Ann Jorgensen                   Director                 November 28, 1995
------------------------------                              -------------------
Ann Jorgensen*                                                   (dated)

/s/Dale W. Nelson                  Director                 November 28, 1995
------------------------------                              -------------------
Dale W. Nelson*                                                  (dated)

/s/Curtis C. Pietz                 Director                 November 28, 1995
------------------------------                              -------------------
Curtis C. Pietz*                                                 (dated)

*By/s/Stephen M. Morain  Attorney-in-Fact, pursuant to Power of Attorney.
   --------------------
     Stephen M. Morain

                                INDEX TO EXHIBITS


1.   *(a) Articles of Incorporation

     *(b) Articles of Amendment which became
          effective in 1977 and 1978

     *(c) Articles of Amendment which
          became effective on
          November 30, 1987

     *(d) Articles of Amendment which
          became effective on November 22, 1991

     *(e) Articles Supplementary to the
          Charter which became effective on
          November 25, 1991



*2.  By-laws, as amended


3.   Inapplicable


*4.  Specimen copy of uniform common
     stock certificate



*5.  Investment Advisory and Management
     Services Agreement dated
     November 11, 1987






*6.  *(a) Underwriting Agreement dated
          December 31, 1983






     *(b) Form of Dealer Agreement


________________________

     *    Filed herewith

     *(c) Administrative Services Agreement
          dated November 25, 1991


7.   Inapplicable


*8.  Custodian Agreement dated January 12, 1993



9.   *(a) Fidelity Bond Joint Insureds Agreement

     *(b) Joint Insureds D&O and E&O Agreement

     *(c) Accounting Services Agreement

     *(d) Shareholder Service, Dividend Distribution and Transfer Agent
          Agreement dated September 1, 1995


10.  Inapplicable


*11. Consent of Ernst & Young LLP


12.  Inapplicable

13.  Inapplicable


14.  *(a)(1)   Form of Prototype Money Purchase
               Pension and Profit Sharing Plan as amended
     *(a)(2)   Form of Adoption Agreements
     *(a)(3)   Application Form for Keogh Plan5/
     *(b)(1)   Model Individual Retirement Account, Form 5305-A
     *(b)(2)   Model IRA Disclosure Statement6/

_______________________

     *    Filed herewith

15.  *(a) Distribution and Shareholder Servicing Plan and
          Agreement dated as of December 1, 1987

     *(b) Distribution and Shareholder Servicing Plan and
          Agreement dated December 1, 1987, as amended
          November 25, 1991.



16.  Schedule for Computation of Performance Data



*27. Financial Data Schedules


_______________________


     *    Filed herewith